UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Oracle Corporation

(Name of Registrant as Specified In Its Charter)

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September 26, 2025

To our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Oracle Corporation. Our Annual Meeting will be held on Tuesday, November 18, 2025, at 9:00 a.m., Central Time. The 2025 Annual Meeting of Stockholders will be a virtual meeting. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions via the Internet.

We describe in detail the actions we expect to take at the Annual Meeting in the following Notice of 2025 Annual Meeting of Stockholders and proxy statement. We have also made available a copy of our Annual Report on Form 10-K for fiscal 2025. We encourage you to read the Form 10-K, which includes information on our operations, products and services, as well as our audited financial statements.

As in prior years, we will be using the “Notice and Access” method of providing proxy materials to stockholders via the Internet. We believe that this process provides stockholders with a convenient and quick way to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. We will mail to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and the Form 10-K and vote electronically via the Internet. This notice will also contain instructions on how to receive a paper copy of the proxy materials. All stockholders who are not sent a notice, or who otherwise request, will be sent a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email. See “Questions and Answers about the Annual Meeting” beginning on page 82 for more information.

Please use this opportunity to take part in our corporate affairs by voting your shares on the business to come before this meeting. Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. See “How Do I Vote?” on page 9 of the proxy statement for more details. Voting electronically, by telephone or by returning your proxy card does NOT deprive you of your right to attend the virtual meeting and to vote your shares during the meeting for the matters acted upon at the meeting. If you cannot attend the virtual meeting, we invite you to listen to a recording following the Annual Meeting through November 25, 2025 by going to www.virtualshareholdermeeting.com/ORCL2025 or our website at www.oracle.com/investor.

Sincerely,

Lawrence J. Ellison

Executive Chair and Chief Technology Officer

2300 Oracle Way

Austin, Texas 78741

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:00 a.m., Central Time, on Tuesday, November 18, 2025

LOCATION	The meeting will be held in a virtual format only. Please visit www.virtualshareholdermeeting.com/ORCL2025.

REPLAY	A recording of the meeting will be available at www.virtualshareholdermeeting.com/ORCL2025 and on our website at www.oracle.com/investor following the Annual Meeting through November 25, 2025.

ITEMS OF BUSINESS

(1)   To elect 13 director nominees to serve on the Board of Directors until our 2026 Annual Meeting of Stockholders.

(2)   To hold an advisory vote to approve the compensation of our named executive officers.

(3)   To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2026.

(4)  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE	September 19, 2025

PROXY VOTING

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares electronically via the Internet, by telephone or by completing and returning the proxy card or voting instruction card if you requested paper proxy materials. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you requested printed materials, the instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the proxy statement.

MEETING ADMISSION

You are entitled to attend the Annual Meeting online, vote and submit one question during the meeting by visiting www.virtualshareholdermeeting.com/ORCL2025 and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card (if you requested printed materials) or on the instructions that accompanied your proxy materials. You will only be entitled to vote and submit a question at the Annual Meeting if you are a stockholder as of the close of business on September 19, 2025, the record date. More details on how to participate in this year’s virtual meeting can be found on page 9 and in the “Questions and Answers about the Annual Meeting” beginning on page 82. In the event of a technical malfunction or other situation that at the discretion of the Executive Chair of the Board of Directors may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held, the Executive Chair or Corporate Secretary of Oracle will convene the meeting at 4:00 p.m., Central Time on the same date and at the location specified above solely for the purpose of holding the adjourned meeting at this later time. Under the foregoing circumstances, we will post information regarding the announcement on the Investors page of Oracle’s website at www.oracle.com/investor.

Brian S. Higgins Senior Vice President and Corporate Secretary September 26, 2025

2025 Annual Meeting of Stockholders

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING	80

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	81

NO INCORPORATION BY REFERENCE	87

OTHER BUSINESS	87

HOUSEHOLDING	87

2025 Annual Meeting of Stockholders

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. For more complete information about these topics, please review our Annual Report on Form
10-K
for fiscal 2025 and the contents of this proxy statement. Fiscal 2025 began on June 1, 2024 and ended on May 31, 2025. Fiscal 2026 began on June 1, 2025 and ends on May 31, 2026.
The Notice of Internet Availability of Proxy Materials, this proxy statement and the accompanying proxy card or voting instruction card, including an Internet link to our Annual Report on
Form 10-K
for fiscal 2025, were first made available to stockholders on or about September 26, 2025.
2025 Annual Meeting of Stockholders

Date and Time

Tuesday, November 18, 2025
9:00 a.m., Central Time

Location

Online via live audio webcast at
www.virtualshareholdermeeting.com/ORCL2025

Record Date

You will only be entitled to vote and submit a question for the Annual Meeting if you are a stockholder as of the close of business on
September
 19, 2025
, the record date.

Replay

A recording of the meeting will be available on our website at
www.oracle.com/investor
and at
www.virtualshareholdermeeting.com/ORCL2025
following the Annual Meeting through November 25, 2025.

Voting and Attendance

You may vote on the Internet, by telephone, by mail or during the Annual Meeting if you are a stockholder as of the close of business on the record date. You are entitled to attend the Annual Meeting online by visiting
www.virtualshareholdermeeting.com/ORCL2025
and entering the
16-digit
control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials.

Submitting a Question

You may submit one question either in advance of or during the Annual Meeting if you are a stockholder as of the close of business on the record date. You may submit a question in advance of the meeting at
www.proxyvote.com
by logging in with your
16-digit
control number. During the Q&A session at the Annual Meeting, we will endeavor to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct.

Voting Roadmap

Agenda Item	Board Recommendation	Page

• Election of 13 directors	FOR Each Nominee	74

• Advisory vote to approve the compensation of our named executive officers (NEOs)	FOR	75

• Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2026	FOR	78

2025 Annual Meeting of Stockholders 1

Fiscal 2026 Leadership Transitions
On September 22, 2025, consistent with Oracle’s succession plan, Safra A. Catz retired from her position as CEO and was appointed Executive Vice Chair of the Board, and the Board appointed Clayton M. Magouyrk, previously President, Oracle Cloud Infrastructure (OCI), and Michael D. Sicilia, previously President, Industries, as CEOs of Oracle to succeed Ms. Catz. The Board also appointed Douglas Kehring, previously Executive Vice President, Operations, as Executive Vice President, Principal Financial Officer (PFO), to succeed Ms. Catz as Oracle’s PFO. In her role as Executive Vice Chair, Ms. Catz will continue to help oversee Oracle’s strategic direction.
Mr. Magouyrk, previously President, OCI, joined Oracle in 2014 from Amazon Web Services. As a founding member of Oracle’s cloud engineering team, he has overseen the design, implementation and business success of Gen2 of OCI. Under his leadership, OCI has achieved unprecedented growth and has become the go-to
platform for AI training and inference.
Mr. Sicilia, previously President, Industries, brings deep expertise in vertical applications and applied artificial intelligence (AI). Mr. Sicilia joined Oracle through the acquisition of Primavera Systems and has led the use of intent based application generation to replace traditional coding for building Oracle applications and the introduction of new AI cloud applications that deliver comprehensive, end-to-end
solutions to both regulated and traditional industries.
Director Nominees
In Proposal No. 1, we are asking you to vote FOR each of the 13 director nominees listed below.

Nominee	Age	Director Since	Independent	Current Committees

Awo Ablo President Programs and Strategy, Co-Impact	53	2022		• Governance

Jeffrey S. Berg Chairman, Northside Services, LLC; Former Chairman and CEO, International Creative Management, Inc.	78	1997		• Independence (Chair) • Finance and Audit

Michael J. Boskin Tully M. Friedman Professor of Economics and Rose and Milton Friedman Family Hoover Institution Senior Fellow, Stanford University	80	1994		• Finance and Audit (Chair)

Safra A. Catz Executive Vice Chair of the Board, Oracle Corporation Former CEO, Oracle Corporation	63	2001

Bruce R. Chizen* Senior Adviser, Permira Advisers LLP; Strategic Advisor, Voyager Capital; Former CEO, Adobe Systems Incorporated	70	2008		• Governance (Chair) • Finance and Audit

George H. Conrades Executive Advisor and Former Chairman and CEO, Akamai Technologies, Inc.; Managing Partner, Longfellow Venture Partners	86	2008		• Compensation (Chair) • Independence

Lawrence J. Ellison Executive Chair, Chief Technology Officer (CTO) and Founder, Oracle Corporation	81	1977

2 2025 Annual Meeting of Stockholders

Nominee	Age	Director Since	Independent	Current Committees

Rona A. Fairhead Former Minister of State, U.K. Department for International Trade; Former Chair, BBC Trust; Former Chair and CEO, Financial Times Group Limited	64	2019		• Finance and Audit

Jeffrey O. Henley Executive Vice Chair of the Board, Oracle Corporation	80	1995

Clayton M. Magouyrk CEO, Oracle Corporation	39	2025

Charles W. Moorman Former Senior Advisor and Former CEO, Amtrak; Former CEO, Norfolk Southern Corporation	73	2018		• Compensation • Independence

Naomi O. Seligman Senior Partner, Ostriker von Simson, Inc.	87	2005		• Compensation (Vice Chair)

Michael D. Sicilia CEO, Oracle Corporation	54	2025
*	Current lead independent director. See “Corporate Governance—Board Leadership Structure” on page 30 for more information.

2025 Annual Meeting of Stockholders 3

Corporate Governance Highlights

Board of Directors*	Stockholder Rights and Engagement	Good Governance Practices

   Ongoing Board refreshment: 4 new independent directors added in the last 8 fiscal years

   Separate roles for Board Chair and Chief Executive Officers (CEOs)

   Lead independent director

   Majority of independent directors

   100% independent Board committees

   Annual director elections

   Directors with a broad range of experiences and perspectives

   Annual Board and committee performance evaluations, including individual director interviews

*  Board of Directors as of September 26, 2025.

   Single class of voting stock

   No supermajority voting provisions

   Stockholder proxy access

   Stockholder right to call a special meeting (20%)

   Stockholder right to act by written consent

   Active stockholder outreach and engagement program

   Robust director and senior officer stock ownership guidelines

   Robust compensation recovery (clawback) policy

   Anti-hedging policy applicable to all employees and directors

   Anti-pledging policy applicable to all employees and directors except Mr. Ellison (whose pledging activities are carefully monitored by our Governance Committee (as defined below))

   Director majority voting and mandatory resignation policy

Stockholder Engagement and Board Responsiveness
We have a longstanding commitment to engaging with our stockholders to understand their perspectives on a broad range of topics, including corporate governance, environmental and social issues, executive compensation, and other matters of interest. Our directors, along with members of our Legal and Investor Relations teams, maintain open lines of communication with stockholders throughout the year. The feedback from these conversations is shared with the Board of Directors (the Board) and thoughtfully considered and when appropriate, the Board takes action to address stockholder feedback and implement meaningful changes.

➢
Independent Director Engagement
. On a regular basis, representatives of our independent directors hold meetings with our stockholders to discuss a range of important topics, including executive compensation, Board refreshment and leadership structure, corporate culture and inclusion, and other governance related matters. The meetings tend to be between our largest institutional stockholders and all of the members of our Compensation Committee
. These meetings are conducted without the participation of our Executive Chair of the Board, Executive Vice Chairs of the Board or CEOs to foster open and independent dialogue. We provide stockholders with a forum to express their views on our executive compensation program and overall governance practices. The Board values these engagements with stockholders as a valuable component of its oversight responsibilities, helping to promote transparency, accountability and alignment between the Board’s actions and the long-term interests of our stockholders.

In fiscal 2025, members of our Compensation Committee held meetings with seven
large institutional stockholders. Thus far in fiscal 2026, we have reached out to nine
large institutional stockholders to set up meetings with members of the Compensation Committee.

4 2025 Annual Meeting of Stockholders

➢
Executive Director Engagement
. As part of our regular Investor Relations engagement program, a number of our executive directors hold meetings with a number of our institutional stockholders throughout the year. We also hold an annual financial analyst meeting at Oracle AI World in Las Vegas, Nevada where analysts are invited to ask questions and hear presentations from key members of our management team, including a number of our executive directors.

➢
Legal and Investor Relations Engagement
. Members of our Legal and Investor Relations teams also engage with stockholders throughout the year. Stockholder proposals, if any, are presented to the Nomination and Governance Committee (the Governance Committee) and the committee provides recommendations to the Board regarding such proposals. Prior to the filing of the proxy statement, members of our Legal team typically engage with any stockholder proponents. Following the filing of a proxy statement, representatives from our Legal and Investor Relations teams reach out to stockholders to offer the opportunity for additional engagement on items included in the annual stockholder meeting agenda and to solicit feedback. When appropriate, independent directors also participate in these discussions.

➢
Say-on-Pay
Vote Outcome and Board Responsiveness
. Stockholders approved our advisory
say-on-pay
proposal at our 2024 Annual Meeting with approximately 78% of the votes cast voting in favor of the compensation of our NEOs. This result represents ongoing year-over-year improvements, and our Board remains committed to understanding stockholder views and looks forward to continuing these productive conversations with stockholders. As described above, members of the Compensation Committee have met with and continue to actively engage with stockholders to understand what actions the Compensation Committee may take to address any stockholder concerns.

2025 Annual Meeting of Stockholders 5

Below is a summary of the Board’s response to the most significant feedback received from stockholders.

What We Heard	The Board’s Response

The eight-year performance period for the equity compensation for Mr. Ellison and Ms. Catz expired at the end of fiscal year 2025. Please describe the potential changes the Compensation Committee is evaluating for the structure of equity awards for named executive officers for fiscal year 2026
, including whether the new equity award program will include performance-based and time-based equity awards

Stockholders shared a broad range of viewpoints on how the next equity program should be structured, with some preferring long performance periods and others requesting two-to-three-year
performance periods, as well as suggesting a mix of performance-based and time-based equity awards. Stockholders also shared their preferred performance metrics, equity vehicles and timing cadences for equity grants.

In September 2025, the Compensation Committee awarded stock option grants in connection with the promotion of Mr. Magouyrk and Mr. Sicilia to the positions of CEO. Mr. Magouyrk received a grant of stock options to purchase $250 million in shares of Oracle common stock with 80% of the grant consisting of time-based stock options and 20% of the grant consisting of performance-based stock options (PSOs). Mr. Sicilia received a grant of stock options to purchase $100 million in shares of Oracle common stock with 80% of the grant consisting of time-based stock options and 20% of the grant consisting of PSOs. For both Mr. Magouyrk and Mr. Sicilia, the time-based stock options will vest over a four-year period subject to continued service and the PSOs will vest over a three-year performance period ending May 31, 2028, subject to the achievement of certain revenue metrics, in each case pursuant to the terms of Oracle’s Amended and Restated 2020 Equity Incentive Plan (the 2020 Equity Plan). The Compensation Committee continues to refine and discuss the elements of the fiscal 2026 equity program for the remaining NEOs and is committed to thoughtfully incorporating the feedback received from stockholders
into the design of the new program.

What We Heard	The Board’s Response
Mr. Ellison’s pledging of Oracle common stock may pose a risk to stockholders
In accordance with its charter and Oracle’s Policy on Pledging Oracle Securities, the Governance Committee reviews Mr. Ellison’s pledging arrangements and any associated risks on a quarterly basis, and reports its findings to the Finance and Audit Committee (the F&A Committee) and the Board. In fulfilling its oversight responsibilities, the Governance Committee periodically engages independent third-party advisors to assess these arrangements and provide feedback to the Board.

The Governance Committee continues to believe that
Mr.
 Ellison’s pledging arrangements do not pose a material risk to stockholders or to Oracle
.
This assessment is based on several factors, including the Governance Committee’s belief that Mr. Ellison has the financial capacity to repay his personal term loans without resorting to the sale or transfer of pledged shares. In addition, none of Mr. Ellison’s shares are pledged as collateral for margin accounts, and the pledged shares are not used to hedge or shift any economic exposure to Oracle common stock.

6 2025 Annual Meeting of Stockholders

What We Heard	The Board’s Response
Provide more information regarding the Board’s approach to executive succession planning
The Board’s risk oversight includes succession planning for management and the Board. As set forth in our Corporate Governance Guidelines and the Governance Committee’s charter, the Governance Committee periodically reviews and assesses the adequacy of Oracle’s policies, plans and procedures with respect to succession planning, including policies and principles for CEO selection and performance review, as well as policies regarding succession in both the ordinary course of business and in the event of unexpected events or emergencies.

The Board has historically conducted executive sessions with the CTO and former CEO at least annually to review potential successors, as well as to assess the capabilities, development needs, and overall readiness of any identified candidates. In addition, directors received regular business updates and functional presentations from senior leaders across the company, providing meaningful opportunities to evaluate internal talent and deepen the Board’s visibility into the leadership pipeline.

In September 2025, consistent with Oracle’s succession plan, Ms. Catz retired from her position as CEO and was appointed Executive Vice Chair of the Board, and the Board appointed Mr. Magouyrk, previously President, Oracle Cloud Infrastructure, and Mr. Sicilia, previously President, Industries, as CEOs of Oracle to succeed Ms. Catz. The Board also appointed Douglas Kehring, previously Executive Vice President, Operations, as Executive Vice President, Principal Financial Officer, to succeed Ms. Catz as Oracle’s PFO. Following these appointments, the Board expects to continue to review executive succession needs at least annually.

Several independent directors are long-tenured and there is concern that there may be a risk of entrenchment and overreliance on tenured directors
The Board recognizes the value of maintaining a mix of director tenures
, combining the experience and institutional insight of longer-serving members with the innovative thinking and new perspectives brought by more recently appointed directors. Longer-serving directors offer critical context, a more comprehensive understanding of Oracle’s evolving business environment, and, at times, confidence to engage in candid dialogue with senior leadership, including the Executive Chair and CTO, CEOs, Executive Vice Chairs and PFO, due to long-standing professional relationships.

The Board is committed to ongoing refreshment and has taken a proactive approach to identifying and appointing new independent director candidates. Over the past eight fiscal years, four independent directors have joined the Board, reflecting its sustained focus on refreshment. The Board also supports director development through structured continuing education opportunities, including regular sessions with Oracle executives designed to strengthen familiarity with the company’s operations.

2025 Annual Meeting of Stockholders 7

Fiscal 2025 Named Executive Officers (NEOs)

Lawrence J. Ellison Executive Chair and CTO*

Safra A. Catz Executive Vice Chair and Former CEO**

Jeffrey O. Henley Executive Vice Chair

Stuart Levey Executive Vice President, Chief Legal Officer

Maria Smith Executive Vice President, Chief Accounting Officer

Edward Screven Former Executive Vice President, Chief Corporate Architect
*Although Mr. Ellison is not an NEO for fiscal 2025, we have included his compensation in the presentation of the compensation tables as voluntary disclosure.
** Ms. Catz served as our CEO and PFO in fiscal year 2025. On September 22, 2025, Ms. Catz retired as CEO and PFO, and became Executive Vice Chair of the Board.

Human Capital and Compensation Best Practices

Best Practices We Employ

   Compensation Committee has general oversight over all matters related to human capital management, including talent acquisition and retention

   High proportion of compensation for our senior executives is at risk and aligned with stockholders’ interests

   Caps on maximum payout of bonuses and performance-based equity awards

   Robust stock ownership guidelines

   Disciplined dilution rates from equity awards

   Robust compensation recovery (clawback) policy in the event of a financial restatement or significant misconduct

   Independent Compensation Committee

   Annual risk assessment of compensation programs

   Independent compensation consultant

   Anti-pledging policy applicable to all employees and directors except Mr. Ellison (whose pledging activities are carefully monitored by our Governance Committee)

   Anti-hedging policy applicable to all employees and directors

   Executive Bonus Plan applicable to executive officers directly responsible for Oracle’s financial performance uses pre-established
financial performance metrics

   Compensation-focused stockholder engagement

Practices We Avoid

×
   No severance benefit arrangements for executives except as required by law or provided under our equity incentive plan to employees generally

×
   No “single-trigger” change in control vesting of equity awards

×
   No change in control acceleration of performance-based cash bonuses

×
   No minimum guaranteed vesting for performance-based equity awards granted to our NEOs

×
   No “golden parachute” tax reimbursements or
gross-ups
for our NEOs

×

No payout or settlement of dividends or dividend equivalents on unvested equity awards

×

No supplemental executive retirement plans, executive pensions or excessive retirement benefits

×
   No repricing,
cash-out
or exchange of “underwater” stock options without stockholder approval

8 2025 Annual Meeting of Stockholders

PROXY STATEMENT
We are providing these proxy materials in connection with Oracle Corporation’s 2025 Annual Meeting of Stockholders (the Annual Meeting). The Notice of Internet Availability of Proxy Materials (the Notice), this proxy statement and the accompanying proxy card or voting instruction card, including an Internet link to our most recently filed Annual Report on
Form 10-K,
were first made available to stockholders on or about September 26, 2025. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
HOW DO I VOTE?

Your vote is important. You may vote on the Internet, by telephone, by mail or during the Annual Meeting, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.
Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on November
 17, 2025
.

➢	Vote on the Internet
If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided in the Notice. If you requested printed proxy materials, you may follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

➢	Vote by Telephone
If you are a stockholder of record, you can also vote by telephone by dialing
1-800-690-6903.
If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card.
Easy-to-follow
voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. Have your proxy card or voting instruction card in hand when you call.

➢	Vote by Mail
If you have requested printed proxy materials, you may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail.
Please note that if you received a Notice, you
cannot
vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet and how to request paper copies of the proxy materials.

➢	Voting at the Annual Meeting
The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote on the virtual meeting platform. The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

2025 Annual Meeting of Stockholders 9

➢	Attending the Annual Meeting
This year’s Annual Meeting will be held in a virtual format only. The accompanying proxy materials and the meeting’s website,
www.virtualshareholdermeeting.com/ORCL2025
, include instructions on how to participate in the meeting and how you may vote your shares of Oracle stock. To be admitted to the Annual Meeting online, vote and submit a question during the meeting, you must enter the
16-digit
control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong
Wi-Fi
connection wherever they intend to participate in the meeting. Participants should also give themselves enough time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
We encourage you to access the Annual Meeting before it begins. Online check-in
will start 15 minutes before the meeting on November 18, 2025. If you have difficulty accessing the meeting, please call the technical support number that will be posted on the meeting log-in
page.

Q&A at the Annual Meeting

During the question and answer session, we will address questions submitted in advance of, and questions submitted live during, the Annual Meeting that comply with our meeting rules of conduct. You may submit one question either in advance of or during the meeting. You may submit a question in advance of the meeting at
www.proxyvote.com
after logging in with the
16-digit
control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials. Alternatively, you may submit a question during the Annual Meeting through
www.virtualshareholdermeeting.com/ORCL2025
.

Please identify yourself when submitting a question. We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. The meeting rules of conduct will be available during the Annual Meeting at
www.virtualshareholdermeeting.com/ORCL2025
. We reserve the right to edit any inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Oracle’s business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition in the interest of time and fairness to all stockholders.

The question and answer session will be accessible following the meeting as part of the recording of the meeting that will be available at
www.virtualshareholdermeeting.com/ORCL2025
and on our website at
www.oracle.com/investor
following the Annual Meeting through November 25, 2025.

10 2025 Annual Meeting of Stockholders

BOARD OF DIRECTORS

Nominees for Directors
Our Board has nominated 13 individuals for election as directors for a one-year
term, 11 of whom stood for election at our last annual meeting of stockholders. The Board elected Messrs. Magouyrk and Sicilia as employee directors effective September 22, 2025, and both will stand for election at the Annual Meeting.
Two of our current independent directors, Leon E. Panetta and William G. Parrett, will not be standing for re-election
at the Annual Meeting. We thank them for their service to Oracle.

➢	Director Qualifications
Our Corporate Governance Guidelines (described in “Corporate Governance—Corporate Governance Guidelines” on page 25) contain Board membership qualifications that apply to Board nominees recommended by the Governance Committee. The Governance Committee seeks to assemble a Board with a wide range of skills, experiences and perspectives. When considering director nominees, the Governance Committee looks at each candidate’s character, acumen and business judgment, while also focusing on the overall mix of strengths on the Board including, among others, industry and technical knowledge and experience; management, accounting and finance expertise; leadership and strategic vision. The Governance Committee also believes that the Board is enriched by varied perspectives, backgrounds and experiences, and, consistent with our Corporate Governance Guidelines, is committed to considering individuals with a variety of gender, race and ethnicity backgrounds in assembling a pool of potential directors whose individual skills, experience and perspectives it believes will help create an outstanding, dynamic and effective Board to represent the interests of the stockholders.
The Governance Committee also takes
director tenure
into consideration when making director nomination decisions and believes that it is desirable to maintain a mix of longer-tenured, experienced directors that have developed increased institutional knowledge of and valuable insight into our company and its operations and newer directors with fresh perspectives. The Governance Committee and the Board also believe that longer-tenured, experienced directors are a significant strength of the Board, given the large size of our company, the breadth of our product offerings and the international scope of our organization. See “Corporate Governance—Director Tenure and Board Refreshment” on page 33 for more information.
Below we identify the key experiences, qualifications and skills our director nominees bring to the Board and that the Board considers important in light of Oracle’s businesses and industry.

Industry Knowledge and Experience

We seek directors with experience as executives, directors, or leaders in the technology sectors in which we compete, as our long-term success depends on continued innovation and strategic investment in products and technologies. We believe this industry-specific experience enhances the Board’s ability to understand our business and products, evaluate our competitive position, monitor emerging technology trends, assess potential acquisitions and guide our overall acquisition strategy.

Management, Oversight of Complex Organizations, Accounting and Finance Expertise

We believe that an understanding of management practices, oversight of complex organizations and accounting/finance expertise is important for our directors. We value management experience in our directors as it provides a practical understanding of organizations, processes, strategies, risk management and the methods to drive change and growth that equips the Board to, among other things, identify and recommend improvements to our business operations, sales and marketing approaches and product strategy. We also seek to have at least one independent director who qualifies as an audit committee financial expert, and we expect all of our directors serving on the F&A Committee to be financially knowledgeable.

2025 Annual Meeting of Stockholders 11

Business Judgment, Leadership and Strategic Vision

We believe that directors with experience in significant leadership positions are commonly required to demonstrate excellent business judgment, leadership skills and strategic vision. We seek directors with these characteristics as they bring important insights to Board deliberations and processes. We also believe that it is important to have directors with experience leading other large, complex organizations who can collaborate with and provide counsel to our executive management team.

The Board evaluates its own composition in the context of the broad range of experiences and perspectives that the directors collectively bring to the boardroom. Their backgrounds provide the Board with vital insights. The matrix below summarizes what our Board believes are desirable skills and experiences for director nominees in light of our current business strategy but does not encompass all skills and experiences of such director nominees. Each director nominee’s biography provides further details regarding each nominee’s specific qualifications.

Key Skills & Experience	Ellison	Catz	Henley	Ablo	Berg	Boskin	Chizen	Conrades	Fairhead	Magouyrk	Moorman	Seligman	Sicilia

Technology Industry

Risk Management

Strategic Transformation

Global Organizations

Long-term Growth Strategy

Healthcare Industry

Governmental Affairs and Regulation

Finance and Accounting

International Tax and Monetary Policy

Technological Innovation and IP

Cybersecurity

Executive Leadership and Talent Development

Former/current director at another public company

12 2025 Annual Meeting of Stockholders

The experiences, qualifications and skills of each director that the Board considered in his or her nomination are included below the directors’ individual biographies on the following pages. The Board concluded that each nominee should serve as a director based on the specific experience and attributes listed below and the direct personal knowledge of each nominee’s previous service on the Board, including the insight and collegiality each nominee brings to the Board’s functions and deliberations. The age of each nominee is provided as of September 19, 2025, the record date for the Annual Meeting.

AWO ABLO
Independent Director Director since 2022 Age: 53

Ms. Ablo has served as President at Co-Impact since March 2025. She previously served as the Executive Vice President, Strategy and Partnerships at the Tony Blair Institute for Global Change (the Institute), a global non-profit organization, from November 2022 to March 2025 and as an advisor to iceaddis, an Ethiopian innovation hub and technology startup incubator, since 2022. She also served as the Executive Director, External Relations at the Institute from October 2017 to November 2022 and as the Director, External Affairs at the Institute from March 2017 to October 2017. Previously, Ms. Ablo was Director of Development and External Relations for the Tony Blair Africa Governance Initiative from May 2016 to March 2017. She has also served on various advisory groups and committees, including the Chatham House Global Health Working Group.

Qualifications:
 Ms. Ablo brings to the Board a globally informed perspective shaped by her extensive collaboration with senior international government officials during her tenure at the Institute and the BBC World Service Trust. Her leadership in global health, including key roles at the International HIV/AIDS Alliance and service with the Chatham House Global Health Working Group, provides the Board with valuable insights into public health policy and international development. Ms. Ablo’s thorough understanding of the priorities of public sector and healthcare stakeholders enhances the Board’s ability to guide Oracle’s strategy in engaging with global government and healthcare customers.

Board Committees: Governance

JEFFREY S. BERG
Independent Director Director since 1997 Age: 78

Mr. Berg has been an agent, media executive and adviser in the entertainment industry for over 45 years. Mr. Berg has served as Chairman of Northside Services, LLC, a media and entertainment advisory firm, since May 2015. Mr. Berg was Chairman of Resolution, a talent and literary agency he founded, from January 2013 until April 2015. Between 1985 and 2012, he was the Chairman and CEO of International Creative Management, Inc. (ICM), a talent agency for the entertainment industry. He has served as Co-Chair of California’s Council on Information Technology and was President of the Executive Board of the College of Letters and Sciences at the University of California at Berkeley. He previously served on the Board of Trustees of the Anderson School of Management at the University of California at Los Angeles and the Court of Governors of the London School of Economics.

Qualifications:
 As the former CEO of ICM, Mr. Berg brings more than 45 years of executive leadership in the global entertainment industry, having led one of the world’s foremost full-service talent agencies. His experience advising and representing high-profile artists, writers, directors, and production companies provides the Board with unique insight into brand management, talent strategy and navigating rapidly changing industries. Mr. Berg’s background also informs the Board’s oversight of executive leadership, compensation practices and organizational effectiveness.

Board Committees: Finance and Audit, Independence (Chair)

MICHAEL J. BOSKIN
Independent Director Director since 1994 Age: 80

Dr. Boskin is the Tully M. Friedman Professor of Economics and Rose and Milton Friedman Hoover Institution Senior Fellow at Stanford University, where he has been on the faculty since 1971. He is CEO and President of Boskin & Co., Inc., a consulting firm. He was Chairman of the President’s Council of Economic Advisers from February 1989 until January 1993. Dr. Boskin currently serves as director of Bloom Energy Corporation.

Qualifications:
 Dr. Boskin is an internationally recognized economist with expertise in global economic growth, tax and fiscal policy, and the evolving impact of technology on labor and capital markets. His extensive advisory experience, including leadership of a respected economic consultancy and board service at a major multinational organization, enables him to provide the Board with valuable insights into international tax, monetary policy, treasury functions, currency exposure, general economic and labor trends, economic risk, global financial trends and strategic fiscal governance. Dr. Boskin’s perspective enhances the Board’s ability to anticipate macroeconomic developments and guide Oracle’s long-term financial strategy.

Board Committees: Finance and Audit (Chair)

2025 Annual Meeting of Stockholders 13

SAFRA A. CATZ
Executive Vice Chair Director since 2001 Age: 63

Ms. Catz has been our Executive Vice Chair since September 2025. Ms. Catz previously served as our CEO from September 2014 to September 2025, as our President from January 2004 to September 2014 and as our Chief Financial Officer (CFO) most recently from April 2011 until September 2014. Ms. Catz was previously our CFO from November 2005 until September 2008 and our Interim CFO from April 2005 until July 2005. Prior to being named President, she held various other positions with us since joining Oracle in 1999. Ms. Catz currently serves as a director of Paramount Skydance Corporation. During the last five years, Ms. Catz previously served as a director of The Walt Disney Company.

Qualifications:
 As Oracle’s former CEO, Ms. Catz was responsible for all aspects of Oracle’s operations apart from product development and engineering. With over two decades of executive leadership at Oracle, including prior service as Chief Financial Officer, she brings extensive institutional knowledge and a deep understanding of Oracle’s strategic direction, operational performance, and financial stewardship. Before joining Oracle, Ms. Catz was a managing director at Donaldson, Lufkin & Jenrette, where she advised technology companies, gaining significant industry and transactional experience. Her expertise in corporate finance and mergers and acquisitions has been instrumental in shaping Oracle’s acquisition strategy. In addition, her service on the boards of other large, global organizations provides valuable perspectives on corporate governance and operational best practices.

BRUCE R. CHIZEN
Lead Independent Director Director since 2008 Age: 70

Mr. Chizen is currently an independent consultant and has served as Senior Adviser to Permira Advisers LLP (Permira), a private equity firm, since July 2008 and as a Strategic Advisor at Voyager Capital, a venture capital firm, since May 2023. Mr. Chizen previously served as a Venture Partner at Voyager Capital from July 2009 to May 2023. He has also served as an Operating Partner for Permira Growth Opportunities, a private equity fund, since June 2018. From 1994 to 2008, Mr. Chizen served in a number of positions at Adobe Systems Incorporated (Adobe), a provider of design, imaging and publishing software, including CEO (2000 to 2007), President (2000 to 2005), acting CFO (2006 to 2007) and strategic adviser (2007 to 2008). Mr. Chizen currently serves as Chair of both ChargePoint, Inc. and Informatica Inc. and as a director of Synopsys, Inc.

Qualifications:
 As the former CEO of Adobe, Mr. Chizen brings to the Board first-hand experience in successfully leading and managing a large, complex global organization in the technology industry. In particular, Mr. Chizen’s experience in heading the extension of Adobe’s product leadership provides the Board with perspectives applicable to challenges faced by Oracle. In addition, Mr. Chizen’s current roles at Permira and Voyager Capital require him to be very familiar with companies driven by information technology or intellectual property, which allows him to provide the Board with valuable insights regarding Oracle’s acquisition and product strategies. The Board also benefits from Mr. Chizen’s financial expertise and significant audit and financial reporting knowledge, including his experience as the former acting CFO of Adobe. Mr. Chizen’s service as a director of large, complex global organizations, as well as smaller private companies, provides the Board with important perspectives in its evaluation of Oracle’s practices and processes.

Board Committees: Finance and Audit, Governance (Chair)

GEORGE H. CONRADES
Independent Director Director since 2008 Age: 86

Mr. Conrades has served as an Executive Advisor to Akamai Technologies, Inc. (Akamai), a content delivery network services provider for media and software delivery and cloud security solutions, since June 2018. He previously served as Akamai’s CEO from 1999 to 2005 and Chairman from 1999 to 2018. Prior to Akamai, Mr. Conrades was Chairman and CEO of BBN Technologies, a research and development company. Mr. Conrades currently serves as Managing Partner at Longfellow Venture Partners, a private venture fund advising and investing in early-stage healthcare and technology companies. He also served as a Venture Partner at Polaris Venture Partners, an early-stage investment company, from 1998 to 2012 and is currently Partner Emeritus. During the last five years, Mr. Conrades previously served as a director of Cyclerion, Inc.

Qualifications:
 As the former CEO of Akamai, Mr. Conrades brings to the Board first-hand experience in successfully leading and managing a large, complex global organization in the technology industry. Mr. Conrades’ experience provides the Board with a perspective applicable to challenges faced by Oracle. In addition, Mr. Conrades’ current role at Longfellow Venture Partners requires him to be very familiar with growth companies, including those driven by information technology or intellectual property, which allows him to provide the Board with valuable insights regarding Oracle’s acquisition and product strategies. Mr. Conrades’ service as a director of large, complex global organizations, as well as smaller private companies, provides the Board with important perspectives in its evaluation of Oracle’s practices and processes as well as matters related to human capital management and compensation.

Board Committees: Compensation (Chair), Independence

14 2025 Annual Meeting of Stockholders

LAWRENCE J. ELLISON
Executive Chair, Chief Technology Officer and Founder Director since 1977 Age: 81

Mr. Ellison has been our Executive Chair of the Board and CTO since September 2014. Mr. Ellison served as our CEO from June 1977, when he founded Oracle, until September 2014. He previously served as our Chairman of the Board from May 1995 to January 2004. In the last five years, he previously served as a director of Tesla, Inc.

Qualifications:
 Widely regarded as a visionary in enterprise technology and an accomplished business leader, Mr. Ellison brings unparalleled knowledge of Oracle’s technologies, products, and long-term strategy. He continues to lead our product engineering and technology development efforts, playing a central role in advancing innovation at Oracle. For more than 45 years, he has guided Oracle through strategic transformations to maintain its leadership position amid evolving industry trends. Mr. Ellison is our largest stockholder, aligning his interests with those of our stockholders.

RONA A. FAIRHEAD
Independent Director Director since 2019 Age: 64

Mrs. Fairhead served as Minister of State for Trade and Export Promotion, Department for International Trade in the United Kingdom from September 2017 to May 2019. She previously served as Chair of the British Broadcasting Corporation (BBC) Trust from October 2014 to April 2017. From 2006 to 2013, Mrs. Fairhead was Chair and CEO of the Financial Times Group Limited, which was a division of Pearson plc, and, prior to that, she served as Pearson plc’s CFO. Before joining Pearson plc, Mrs. Fairhead held a variety of leadership positions at Bombardier Inc. and Imperial Chemical Industries plc. Mrs. Fairhead serves as Chair of the Board of RS Group plc (previously Electrocomponents plc) and as Senior Independent Director of CVC Capital Partners plc. Mrs. Fairhead also serves as non-executive
director of The Royal Marsden NHS Foundation Trust and is a member of the U.K. House of Lords.

Qualifications:
 Mrs. Fairhead brings a broad and multifaceted perspective to the Board, informed by her senior leadership roles at the BBC Trust, the Financial Times Group Limited, Pearson plc, and RS Group, as well as her high-ranking public service as the U.K. Minister of State for Trade and Export Promotion. Her experience chairing risk and audit committees at HSBC Holdings plc and the U.K. Cabinet Office, respectively, reflects a command of corporate governance, financial oversight and government affairs. In addition, Mrs. Fairhead brings to the Board global marketplace insights and customer perspectives developed through her current and prior service on the boards of directors at multinational public companies across multiple industries.

Board Committees: Finance and Audit

JEFFREY O. HENLEY
Executive Vice Chair Director since 1995 Age: 80

Mr. Henley has served as our Executive Vice Chair of the Board since September 2014. Mr. Henley previously served as our Chairman of the Board from January 2004 to September 2014. He served as our Executive Vice President and CFO from March 1991 to July 2004.

Qualifications:
 Mr. Henley brings to the Board decades of experience with Oracle and a deep understanding of Oracle’s strategic priorities, management structure, and global operations. He maintains active engagement with key customers and plays a critical role in supporting major commercial transactions worldwide, providing the Board with valuable insight into market dynamics and customer relationships. His prior service as Oracle’s Chief Financial Officer, along with his broader financial leadership experience, enhances the Board’s oversight of financial strategy, reporting and internal controls.

2025 Annual Meeting of Stockholders 15

CLAYTON M. MAGOUYRK
Chief Executive Officer Director Since 2025 Age: 39

Mr. Magouyrk has been our CEO since September 2025. He previously served as President, Oracle Cloud Infrastructure (OCI) from June 2025 to September 2025. From December 2019 to June 2025, he served as an Executive Vice President in various roles, including Executive Vice President, Cloud Infrastructure and Executive Vice President, Oracle Cloud Infrastructure Engineering. Prior to being named Executive Vice President, Mr. Magouyrk held various other positions with us since joining Oracle in 2014. Prior to joining Oracle, he was a senior engineer at Amazon and Amazon Web Services from 2008 to 2014.

Qualifications:
 As CEO of Oracle, Mr. Magouyrk brings to the Board experience in leading and managing one of the world’s largest cloud platforms. In particular, his leadership in expanding OCI cloud regions to more than 100 public regions worldwide provides the Board with perspectives directly applicable to the challenges of scaling secure, high-performance cloud infrastructure for enterprise and government customers. His responsibilities overseeing engineering, product strategy, operations and customer success enable him to provide valuable insight into Oracle’s long-term growth strategy and product management.

CHARLES W. MOORMAN
Independent Director Director since 2018 Age: 73

Mr. Moorman most recently served as Senior Advisor to Amtrak, a position he held from 2018 to 2025, and he previously served as President and CEO from August 2016 to January 2018. Mr. Moorman was previously CEO (from 2005 to 2015) and Chairman (from 2006 to 2015) of Norfolk Southern Corporation (Norfolk Southern), a transportation company. From 1975 to 2005, he held various positions in operations, information technology and human resources at Norfolk Southern. Mr. Moorman serves as a director of Chevron Corporation.

Qualifications:
 As the former CEO of Norfolk Southern, Mr. Moorman brings to the Board extensive experience in leading the operations of a large, complex Fortune 500 company. Over the course of his
40-year
career with Norfolk Southern, he held a range of senior executive roles requiring significant expertise in engineering, technology, finance, and risk management. His leadership at both Norfolk Southern and Amtrak also provides valuable insight into regulatory compliance and environmental stewardship. In addition, Mr. Moorman’s service on the boards of other major public companies contributes to the Board’s oversight of governance practices, operational strategy and organizational risk.

Board Committees: Compensation, Independence

16 2025 Annual Meeting of Stockholders

NAOMI O. SELIGMAN
Independent Director Director since 2005 Age: 87

Ms. Seligman has served as a senior partner at Ostriker von Simson, Inc., a technology research firm which chairs the CIO Strategy Exchange, since June 1999. Since 1999, this forum has brought together senior executives in four vital quadrants of the IT sector. From 1977 until June 1999, Ms. Seligman served as a co-founder
and senior partner of the Research Board, Inc., a private sector institution sponsored by 100 chief information officers from major global corporations. Ms. Seligman previously served as a director of Akamai Technologies, Inc.

Qualifications:
 Ms. Seligman is recognized as a thought leader in the technology industry, with significant experience advising global enterprises on strategy and innovation. As a senior partner at Ostriker von Simson, Inc., co-partner
of the CIO Strategy Exchange, and
co-founder
and former senior partner of the Research Board, Inc., she brings to the Board significant insight into enterprise technology trends and executive decision making. In her role as an independent advisor to leading multinational corporations, she provides strategic guidance on global operations, human capital management and organizational performance. The Board benefits from Ms. Seligman’s customer-centric perspective and the senior-level industry relationships she maintains across the technology industry.

Board Committees: Compensation (Vice Chair)

MICHAEL D. SICILIA
Chief Executive Officer Director Since 2025 Age: 54

Mr. Sicilia has been the CEO of Oracle since September 2025. He previously served as President, Industries from June 2025 to September 2025. From October 2019 to June 2025, he served as an Executive Vice President in various roles, including Executive Vice President, Industries and Executive Vice President, Global Business Units. Prior to being named Executive Vice President, Mr. Sicilia held various other positions with us since joining Oracle in 2009. Prior to joining Oracle, he was Chief Technology Officer at Primavera Systems and held other positions from 1993 to 2008.

Qualifications:
 As CEO of Oracle, Mr. Sicilia provides the Board with direct insight into the development, operations, and go-to-market
strategies of Oracle’s vertical businesses, which include retail, banking, utilities and healthcare. This experience enables him to advise the Board on growth opportunities and operational challenges in key vertical businesses. Mr. Sicilia’s product development and technical leadership has been pivotal in delivering industry-specific cloud and embedded AI solutions for Oracle’s customers and, together with his experience as Chief Technology Officer of Primavera Systems, equips him with valuable perspectives on Oracle’s industry strategy, operational discipline and long-term product direction.

2025 Annual Meeting of Stockholders 17

➢	Recommendations of Director Candidates
The Governance Committee will consider all properly submitted candidates recommended by stockholders for Board membership. Our Corporate Governance Guidelines (available on our website at
www.oracle.com/goto/corpgov
) set forth the Governance Committee’s policy regarding the consideration of all properly submitted candidates recommended by stockholders as well as candidates recommended by current Board members and others.
Any stockholder wishing to recommend a candidate for consideration for nomination by the Governance Committee must provide proper written notice to the Corporate Secretary of Oracle by mail at Oracle Corporation, 2300 Oracle Way, Austin, Texas 78741 or by email (
Corporate_Secretary@oracle.com
) with a confirmation copy sent by mail to the address above. The written notice must include the candidate’s name, biographical data and qualifications and a written consent from the candidate agreeing to be named as a nominee and to serve as a director if nominated and elected. However, there is no guarantee that the candidate will be nominated.
Potential director candidates are generally suggested to the Governance Committee by current Board members and stockholders and are evaluated at meetings of the Governance Committee. In evaluating such candidates, every effort is made to complement and strengthen skills within the existing Board. The Governance Committee seeks Board approval of the final candidates recommended by the Governance Committee. The same evaluation procedures apply to all candidates for director, whether submitted by stockholders or otherwise.
Information regarding procedures for the stockholder submission of director nominations to be considered at our next annual meeting of stockholders may be found in “Corporate Governance—Proxy Access and Director Nominations” on page 26 and “Stockholder Proposals for the 2026 Annual Meeting” on page 81. Submissions must follow the requirements set forth in our Bylaws.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule
14a-19
under the Securities Exchange Act of 1934 (Exchange Act) no later than September 19, 2026. However, we note that this date does not supersede any of the requirements or timing set forth in our Bylaws.
Communications with the Board
Any person wishing to communicate with any of our directors, including our lead independent director and our other independent directors, regarding bona fide issues about Oracle may send an email to
Corporate_Secretary@oracle.com
or may write to the director(s), c/o the Corporate Secretary of Oracle at 2300 Oracle Way, Austin, Texas 78741. The Corporate Secretary will periodically forward relevant communications to the appropriate directors or committees of the Board. In addition, we present germane communications, as well as draft responses, at meetings of our Governance Committee. These communications and draft responses are also provided to the appropriate committee or group of directors based on the subject matter of the communication; for example, communications regarding executive compensation are provided to our Compensation Committee, in addition to our Governance Committee.
Board Meetings

Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through discussions with our Executive Chair and CTO, Executive Vice Chairs, CEOs, PFO, Chief Legal Officer, Corporate Secretary and other officers and employees, by reviewing materials provided to them, by attending director education sessions provided by management and by participating in meetings of the Board and its committees.
During fiscal 2025, the Board met eight times.
Each director attended at least 75% of all Board and applicable committee meetings in fiscal 2025
. Board members are also expected to attend our annual meeting of stockholders. All members of our Board who served as directors during fiscal 2025 attended our last annual meeting of stockholders in November 2024.
Number of Board and Committee Meetings Fiscal 2025

Compensation
8
Governance
4
Board
8
Independence
4
Finance and Audit
9

18 2025 Annual Meeting of Stockholders

Board members are also given the opportunity to attend director education sessions throughout the year. The sessions feature presentations by members of management on different areas of our business. Although these sessions are not mandatory, many of our directors choose to participate.
Committees, Membership and Meetings
The current standing committees of the Board are the F&A Committee, the Governance Committee, the Compensation Committee and the Committee on Independence Issues (the Independence Committee).
Each committee reviews its charter at least annually, or more frequently as legislative and regulatory developments and business circumstances warrant. Each of the committees may make additional recommendations to our Board for revision of its charter to reflect evolving best practices. The charters for the F&A, Governance, Compensation, and Independence Committees are posted on our website at
www.oracle.com/goto/corpgov
.

➢	Committee Membership
The table below identifies committee membership as of September 26, 2025.

Director	Finance and Audit	Compensation	Governance**	Independence

Awo Ablo

Jeffrey S. Berg				Chair

Michael J. Boskin	Chair

Safra A. Catz

Bruce R. Chizen			Chair

George H. Conrades		Chair

Lawrence J. Ellison

Rona A. Fairhead

Jeffrey O. Henley

Clayton M. Magouyrk

Charles W. Moorman

Leon E. Panetta*

William G. Parrett*

Naomi O. Seligman		Vice Chair

Michael D. Sicilia

*	Not standing for re-election.
**	The Governance Committee will be refreshed upon the election of directors.
The Board has determined that all directors who served during fiscal 2025 on the Compensation, F&A, Governance and Independence Committees were independent under the applicable New York Stock Exchange (NYSE) listing standards during the periods they served on those committees. The Board has also determined that all directors who served during fiscal 2025 on the Compensation and F&A Committees satisfied the applicable NYSE and U.S. Securities and Exchange Commission (SEC) heightened independence standards for members of compensation and audit committees during the periods they served on those committees. See “Corporate Governance—Board of Directors and Director Independence” on pages 32 and 33 for more information.

2025 Annual Meeting of Stockholders 19

The Finance and Audit Committee
The F&A Committee oversees our accounting and financial reporting processes and the audit and integrity of our financial statements, assists the Board in fulfilling its oversight responsibilities regarding audit, finance, accounting, cybersecurity, tax and legal compliance and risk, and evaluates merger and acquisition transactions and investment transactions proposed by management. In particular, the F&A Committee is responsible for overseeing the engagement, independence, compensation, retention and services of our independent registered public accounting firm. The F&A Committee’s primary responsibilities and duties are to:

•	act as an independent and objective party to monitor our financial reporting process and internal control over financial reporting;

•	review and appraise the audit efforts of our independent registered public accounting firm;

•	receive regular updates from our internal audit department regarding our internal audit plan and compliance with various policies and operational processes across all lines of business;

•	evaluate our quarterly financial performance at earnings review meetings;

•	consider and review acquisition and investment candidates and opportunities identified by management;

•	oversee management’s establishment and enforcement of financial policies, including tax and treasury polices, and business practices;

•	oversee our compliance with laws and regulations and our Code of Ethics and Business Conduct;

•
provide an open avenue of communication between the Board and the independent registered public accounting firm, Chief Legal Officer, financial and senior management, Chief Compliance & Ethics Officer and the internal audit department;

•
review and discuss with management
privacy and data security risk exposures
, including, among other things, the potential impacts of those exposures on our business, financial results, operations and reputation; and

•	produce the Report of the Finance and Audit Committee of the Board, included elsewhere in this proxy statement, as required by SEC rules.
The F&A Committee held executive sessions with our independent registered public accounting firm on four occasions in fiscal 2025. The Board has determined that each of Dr. Boskin and Mrs. Fairhead qualifies as an “audit committee financial expert” as defined by SEC rules.

The Compensation Committee
The Compensation Committee helps us attract, retain and incentivize talented executives. The Compensation Committee’s primary responsibilities and duties are to:

•	review and approve all compensation arrangements of our CEOs and our other executive officers, including, as applicable, base salaries, bonuses and equity awards;

•	review and approve non-employee director compensation, subject to ratification by the Board;

•	lead the Board in its evaluation of the performance of our CEOs;

•
review and discuss the Compensation Discussion and Analysis (CD&A) portion of our proxy statement with management and determine whether to recommend to the Board that the CD&A be included in our proxy statement;

•	review the Compensation Committee Report for inclusion in our proxy statement, as required by SEC rules;

•	review and consider the results of stockholder advisory votes on executive compensation and the frequency of such votes;

•	review and monitor matters related to human capital management , including talent acquisition and retention;

•	review, approve and administer our stock plans and approve equity awards to certain participants;

•
annually assess the risks associated with our compensation practices, policies and programs applicable to our employees to determine whether such risks are appropriate or reasonably likely to have a material adverse effect on Oracle;

•	oversee and review compliance with the stock ownership guidelines for our directors and senior officers; and

•	Periodically receive updates from the 401(k) Plan Committee regarding the Oracle Corporation 401(k) Savings and Investment Plan (the 401(k) Plan).

20 2025 Annual Meeting of Stockholders

In determining any component of executive or director compensation, the Compensation Committee considers the aggregate amounts and mix of all components in its decisions. Our legal department, human resources department and the Compensation Committee’s independent compensation consultant support the Compensation Committee in its work. For additional details regarding the Compensation Committee’s role in determining executive compensation, including its engagement of an independent compensation consultant, refer to “Executive Compensation—Compensation Discussion and Analysis” beginning on page 38. See “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Long-Term Incentive Compensation—Equity Awards and Grant Administration” on pages 52 and 53 for a discussion of the Compensation Committee’s role as the administrator of our stock plans and for a discussion of our policies and practices regarding the grant of our equity awards.
Risk Assessment of Compensation Policies and Practices
The Compensation Committee, in consultation with management and Compensia, Inc., the committee’s independent compensation consultant, has assessed the compensation policies and practices applicable to our executive officers and other employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on Oracle. The Compensation Committee conducts this assessment annually.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee has ever been an officer or employee of Oracle or of any of our subsidiaries or affiliates or has had any relationship with Oracle requiring disclosure under Item 404 of Regulation
S-K
under the Exchange Act. During the last fiscal year:

•	none of our executive officers served on the board of directors of any other entity, any officers of which served on our Compensation Committee; and

•	none of our executive officers served on the compensation committee of any other entity, any officers of which served either on our Board or on our Compensation Committee.

The Nomination and Governance Committee
The Governance Committee’s primary responsibilities and duties are to:

•	review and evaluate the size, composition, function and duties of the Board consistent with its needs;

•	identify, consider, recommend and assist in recruiting qualified candidates for election to the Board;

•	review and reassess our corporate governance policies and procedures, including our Corporate Governance Guidelines;

•	lead the Board in its review of the performance of the Board and its committees;

•	review and assess the adequacy of our policies, plans and procedures regarding succession planning;

•	oversee compliance with our Policy on Pledging Oracle Securities (see pages 27 and 28 for details) and risks related to pledging arrangements; and

•	oversee and periodically review our environmental, social and governance (ESG) programs , including environmental sustainability programs.

The Committee on Independence Issues
The Independence Committee is comprised solely of independent directors and is charged with reviewing and approving individual transactions, or a series of related transactions, involving amounts in excess of $120,000 between us (or any of our subsidiaries) and any of our affiliates, such as an executive officer, director or owner of 5% or more of our common stock. The Independence Committee’s efforts are intended to ensure that each proposed related person transaction is on terms that, when taken as a whole, are fair to us. If any member of the Independence Committee would derive a direct or indirect benefit from a proposed transaction, he or she is excused from the review and approval process with regard to that transaction. The role of the Independence Committee also encompasses monitoring of related person relationships as well as reviewing proposed transactions and other matters for potential conflicts of interest and possible corporate opportunities in accordance with our Global Conflict of Interest Policy. In addition, the Independence Committee evaluates and makes recommendations to the Board regarding the independence of each non-employee
director under the applicable NYSE listing standards.

2025 Annual Meeting of Stockholders 21

Director Compensation

➢	Highlights

Initial and annual equity awards capped at a maximum dollar value	Emphasis on equity to align director compensation with our stockholders’ long-term interests

No committee chair equity awards	No per-meeting fees

Stockholder-approved limits on equity awards	No performance-based equity awards

Robust stock ownership guidelines (see page 30 for details)	No retirement benefits or perquisites

➢	Overview
Our directors play a critical role in guiding our strategic direction and overseeing the management of Oracle. Ongoing developments in corporate governance, executive compensation and financial reporting have resulted in increased demand for highly qualified and productive public company directors. In addition, Oracle’s acquisition program and expansion into new lines of business can demand substantial time commitments from our directors.
The compensation paid to our
non-employee
directors is designed to be commensurate with the considerable time commitments, requisite skill set and the many responsibilities and risks of being a director of a public company of Oracle’s size, complexity and profile. Our non-employee
directors are compensated based on their respective levels of Board participation and responsibilities, including service on Board committees. Our non-employee
directors display a high level of commitment and flexibility in their service to Oracle. Several of our directors serve on more than one committee. Our non-employee
directors regularly engage with our senior management and meet with our stockholders throughout the year to better understand their perspectives. Annual cash retainers and equity awards granted to our non-employee
directors are intended to correlate with their respective qualifications, responsibilities and time commitments.
Our executive directors, Mr. Ellison, Mr. Magouyrk, Mr. Sicilia, Ms. Catz and Mr. Henley, do not receive separate compensation for serving as directors of Oracle.

➢	Annual Equity Grant for Directors
Non-employee
directors participate in our Amended and Restated 1993 Directors’ Stock Plan (the Directors’ Stock Plan), which sets forth stockholder-approved stock option limits on annual equity awards for service on the Board and as a committee chair or vice chair. The Directors’ Stock Plan provides that in lieu of all or some of the stock option limits set forth in the plan, non-employee
directors may receive grants of restricted stock units (RSUs) of an equivalent value, as determined by the Board. The Board has determined that a ratio of four stock options to one RSU should be used, consistent with its historic approach for equity awards granted to Oracle employees, and that all non-employee
director equity awards will be delivered in the form of RSUs that are granted on May 31 of each year and fully vest on the first anniversary of the date of grant, subject to the director’s continued service.
For a number of years, the Board has provided that each equity award will be limited to the lesser of the stockholder-approved equity award limits set forth in the Directors’ Stock Plan or a specified grant value and has granted equity awards with a value significantly below such stockholder-approved equity award limits. The Board approved further changes to our non-employee
director compensation program in fiscal 2020, including reductions in the size of equity awards and the elimination of committee chair equity awards.
Below is a summary of the stockholder-approved equity award limit for annual equity awards compared to the Board-approved grant value limit for such awards and the number of RSUs actually granted to non-employee
directors on May 31, 2025. As noted above, no additional equity awards were granted to committee chairs or vice chairs.

Grant Type	Stockholder-Approved Equity Award Limit	Board-Approved Grant Value Limit	Equity Actually Granted on May 31, 2025 (1)	% Reduction from Stockholder-Approved Limits (2)

Board Annual Grant	45,000 options (or 11,250 RSUs)	$350,000	2,114 RSUs	81%

22 2025 Annual Meeting of Stockholders

(1)	Calculated by dividing the grant value limit of $350,000 by the closing price of Oracle common stock on the date of grant ($165.53 per share), rounding down to the nearest whole share.

(2)	Approximate percentage reduction in the number of RSUs actually granted on May 31, 2025 compared to stockholder-approved equity award limits.

➢	Initial Equity Grant for New Directors
The Directors’ Stock Plan also provides for an initial equity award of not more than 45,000 stock options (or 11,250 RSUs) for new non-employee
directors, prorated based upon the number of full calendar months remaining in the fiscal year of the director’s appointment. In accordance with the reductions to our non-employee
director compensation described above, any new
non-employee
director will receive an initial equity award equal to the lesser of 11,250 RSUs or RSUs with a total value of $350,000 (calculated by dividing the grant value by the closing price of Oracle common stock on the date of grant, rounding down to the nearest whole share), prorated based upon the number of full calendar months remaining in the fiscal year of the director’s appointment. Initial equity awards fully vest on the first anniversary of the date of grant, subject to the director’s continued service.

➢	Cash Retainer Fees for Directors
In fiscal 2025, each of our
non-employee
directors received (1) an
annual cash retainer fee of $52,500 for serving as a director of Oracle and (2) each of the applicable cash retainer fees set forth in the table on the right for serving as a chair or as a member of one or more of the committees of the Board.
Board members do not receive additional fees for meetings they attend.

Annual Committee Member Cash Retainer Fees
F&A and Compensation Committees	$25,000
Governance and Independence Committees	$15,000
Additional Annual Cash Retainer Fees for Committee Chairs
F&A Committee	$50,000	*
Compensation Committee	$25,000
Governance and Independence Committees	$15,000
*  Effective in August 2024, the retainer fee for the F&A Committee Chair was increased to $50,000 in light of the strategic importance of the F&A Committee and the increased time commitment required of the F&A Committee Chair.

➢	Fiscal 2025 Director Compensation Table
The following table provides summary information regarding the compensation we paid to our non-employee
directors in fiscal 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (3) (4) ($)	Total ($)

Awo Ablo	67,500	345,872	413,372

Jeffrey S. Berg	107,500	345,872	453,372

Michael J. Boskin	122,948	345,872	468,820

Bruce R. Chizen	107,500	345,872	453,372

George H. Conrades	117,500	345,872	463,372

Rona A. Fairhead	77,500	345,872	423,372

Renee J. James (1)	23,942	—	23,942

Charles W. Moorman	92,500	345,872	438,372

Leon E. Panetta	92,500	345,872	438,372

William G. Parrett	67,500	345,872	413,372

Naomi O. Seligman	77,500	345,872	423,372

Vishal Sikka (2)	23,942	—	23,942

(1)	The cash amounts reported for Ms. James reflect service as a director through November 14, 2024.

(2)	The cash amounts reported for Dr. Sikka reflect service as a director through November 14, 2024.

(3)
The amounts reported in this column represent the aggregate grant date fair values of RSUs computed in accordance with the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718,
Compensation—Stock Compensation
(FASB ASC 718). The
non-employee
directors have not presently realized a financial benefit from these awards because none of the RSUs granted in fiscal 2025 have vested and are subject to continued service through the vesting date. For information on the valuation assumptions used in our stock-based compensation computations, see Note 11 of Notes to our Consolidated Financial Statements included in our Annual Report on Form
10-K
for fiscal 2025.

2025 Annual Meeting of Stockholders 23

(4)	The following table provides additional information concerning the outstanding stock awards (in the form of RSUs) and stock options held by our non-employee directors as of May 31, 2025.

Name	Total Unvested RSUs Outstanding at Fiscal 2025 Year End (a) (#)	RSUs Granted During Fiscal 2025 (a) (#)	Total Option Awards Outstanding at Fiscal 2025 Year End (#)

Awo Ablo	2,114	2,114	—

Jeffrey S. Berg	2,114	2,114	—

Michael J. Boskin	2,114	2,114	—

Bruce R. Chizen	2,114	2,114	—

George H. Conrades	2,114	2,114	—

Rona A. Fairhead	2,114	2,114	—

Renee J. James	—	—	—

Charles W. Moorman	2,114	2,114	—

Leon E. Panetta	2,114	2,114	—

William G. Parrett	2,114	2,114	—

Naomi O. Seligman	2,114	2,114	—

Vishal Sikka	—	—	—

(a)	The RSUs reported in this column were granted on May 31, 2025 and vest on the first anniversary of the date of grant (May 31, 2026).

24 2025 Annual Meeting of Stockholders

CORPORATE GOVERNANCE

We regularly monitor developments in corporate governance and review our processes and procedures in light of such developments. As part of those efforts, we review federal laws affecting corporate governance, as well as rules adopted by the SEC and NYSE. We believe we have in place corporate governance procedures and practices that are designed to enhance our stockholders’ interests.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines (the Guidelines), which address the following matters:

•	director qualifications;

•	director majority voting and mandatory resignation policy;

•	director responsibilities, including risk oversight;

•	executive sessions and leadership roles, including the duties of the lead independent director;

•	director commitments and conflicts of interest;

•	Board committees;

•	director access to officers and employees;
•	director compensation;

•	director orientation and continuing education;

•	director and senior officer stock ownership requirements;

•	CEO evaluations;

•	stockholder communications with the Board;

•	performance evaluations of the Board and its committees; and

•	management succession.

The Guidelines require all members of the F&A, Compensation, Governance and Independence Committees to be independent, each in accordance with or as defined in the rules adopted by the SEC and the NYSE. The Independence Committee and the Board make this determination annually for all non-employee
directors.
The Board and each committee have the power to hire legal, accounting, financial or other outside advisors as they deem necessary in their best judgment without the need to obtain the prior approval of any officer of Oracle. Directors have full and free access to officers and employees of Oracle and may ask questions and conduct investigations as they deem appropriate to fulfill their duties.
Conflict of interest expectations for our
non-employee
directors are addressed in the Guidelines and provide that each non-employee
director must disclose to our Chief Legal Officer:

•	all of his or her executive, employment, board of directors, advisory board or equivalent positions in other organizations annually;

•	any such proposed positions with a public company before they become effective and any such positions with a private company promptly following his or her appointment to such entity; and

•	any potential conflicts of interest that may arise from time to time with respect to matters under consideration of the Board.
The Chief Legal Officer must report all such disclosures to the Independence Committee, and the Board must consider such disclosures and other available information and take such actions as it considers appropriate. All directors are expected to comply with Oracle’s Code of Ethics and Business Conduct, except that for our non-employee
directors, the provisions regarding conflicts of interest in the Guidelines supersede these same provisions in the Code of Ethics and Business Conduct.
The Guidelines provide for regular executive sessions to be held by non-employee
directors. The Guidelines also provide that the Board or Oracle will establish or provide access to appropriate orientation programs or materials for the benefit of newly elected directors
, including presentations from senior management and visits to Oracle’s facilities.

2025 Annual Meeting of Stockholders 25

Under the Guidelines, the Board periodically evaluates the appropriate size of the Board and may make any changes it deems appropriate. The Compensation Committee is required under the Guidelines to conduct an annual review of our CEOs’ performance and compensation, and the Board reviews the Compensation Committee’s report to ensure the CEOs are providing the best leadership for Oracle in the short and long term.
The Guidelines are posted, and we intend to disclose any future amendments to the Guidelines, on our website at
www.oracle.com/goto/corpgov
.
Proxy Access and Director Nominations
Under our proxy access bylaw, a stockholder (or a group of up to 20 stockholders) owning at least 3% of Oracle’s outstanding shares continuously for at least three years may nominate and include in Oracle’s annual meeting proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholders and the nominees satisfy the requirements specified in our Bylaws.
See “Stockholder Proposals for the 2026 Annual Meeting” on page 81 for information on the requirements for stockholders who wish to submit a director nomination for inclusion in our 2026 proxy statement or submit a director nomination to be presented at our 2026 Annual Meeting of Stockholders (but not for inclusion in our proxy statement).
Majority Voting Policy
The Guidelines set forth our majority voting and mandatory resignation policy for directors, which states that, in an uncontested election, if any director nominee receives an equal or greater number of votes WITHHELD from his or her election as compared to votes FOR such election (a Majority Withheld Vote) and no successor has been elected at such meeting, the director must promptly tender his or her resignation following certification of the stockholder vote
.
The Governance Committee must consider the resignation offer and a range of possible responses based on the circumstances that led to the Majority Withheld Vote, if known, and make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Governance Committee in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant, including, but not limited to:

•	the stated reasons, if any, why stockholders withheld their votes;

•	possible alternatives for curing the underlying cause of the withheld votes;

•	the director’s tenure;

•	the director’s qualifications;

•	the director’s past and expected future contributions to Oracle; and

•	the overall composition of the Board.
The Board will act on the Governance Committee’s recommendation within 90 days following certification of the stockholder vote. The Board may accept or reject a director’s resignation. Thereafter, the Board will promptly publicly disclose in a report furnished to the SEC its decision regarding the tendered resignation, including its rationale for accepting or rejecting the tendered resignation. If the Board accepts a director’s resignation, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board, in each case pursuant to our Bylaws. If a director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.
Any director who tenders his or her resignation pursuant to this policy may not participate in the Governance Committee recommendation or Board action regarding whether to accept his or her resignation offer. However, if a majority of the members of the Governance Committee received a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote must appoint a committee among themselves to consider any resignation offers and recommend to the Board whether to accept such resignation offers.

26 2025 Annual Meeting of Stockholders

Through this policy, the Board seeks to be accountable to all stockholders and respects the rights of stockholders to express their views through their votes for directors. However, the Board also deems it important to preserve sufficient flexibility to make sound evaluations based on the relevant circumstances in the event of a greater than or equal to 50% WITHHELD vote against a specific director. For example, the Board may wish to assess whether the sudden resignations of one or more directors would materially impair the effective functioning of the Board. The Board’s policy is intended to allow the Board to react to situations that could arise if the resignation of multiple directors would prevent a key committee from achieving a quorum. The policy also would allow the Board to assess whether a director was targeted for reasons unrelated to his or her Board performance at Oracle. The policy imposes a short time frame for the Board to consider a director nominee’s resignation and make its decision public.
Insider Trading Policy
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted an Insider Trading Policy governing the purchase, sale and other dispositions of our securities by our directors, officers and employees. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable NYSE listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19 to our Annual Report on Form
10-K
for fiscal 2025.
Prohibition on Speculative Transactions and Pledging Policy

➢
Prohibition on Speculative Transactions
. Our Insider Trading Policy prohibits all employees, including our executive officers, and non-employee
directors from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, short sales, puts, calls, options, collars, straddles, exchange/swap funds and other derivative securities) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of Oracle securities. The prohibition does not apply to the exercise of any employee stock options granted by Oracle.

➢	Pledging Policy . The Policy on Pledging Oracle Securities (Pledging Policy) prohibits Oracle directors, executive officers and their immediate family members from:

•	holding Oracle securities in a margin account; and

•	pledging Oracle securities as collateral to secure or guarantee indebtedness, subject to two exceptions:

-	pledges of securities of a target company that are in place at the time Oracle acquires such company are permitted; and

-	Mr. Ellison may continue to pledge Oracle securities as collateral to secure or guarantee indebtedness, but he may not hold Oracle securities in a margin account.
The Pledging Policy also requires the Governance Committee to review all pledging arrangements, assess any risks to Oracle and its stockholders and report on the arrangements to the F&A Committee and the Board. The Pledging Policy provides that all pledges must comply with Oracle’s Insider Trading Policy and must be pre-cleared
as specified in Oracle’s Trading
Pre-clearance
Procedures. The Governance Committee may periodically seek outside advice and counsel in connection with its oversight of pledging arrangements.

➢
Review of Pledging Arrangements
. As of September 19, 2025, Mr. Ellison, Oracle’s Founder, Executive Chair, CTO and largest stockholder, had pledged 346,000,000 shares of Oracle common stock as collateral to secure certain personal indebtedness. The Governance Committee has been advised by outside counsel on the Board’s fiduciary responsibilities for overseeing pledging, the potential risks associated with Mr. Ellison’s pledging and developments in pledging practices generally. The Governance Committee periodically seeks outside advice and counsel in connection with its oversight of pledging arrangements. With respect to the shares pledged by Mr. Ellison as of September 19, 2025, the Governance Committee believes that Mr. Ellison’s pledging arrangements do not pose a material risk to stockholders or to Oracle, in part because:

•	The pledged shares secure personal term loans only used to fund outside personal business ventures.

•	None of Mr. Ellison’s shares are pledged as collateral for margin accounts.

2025 Annual Meeting of Stockholders 27

•	The pledged shares are not used to shift or hedge any economic risk in owning Oracle common stock.

•	Mr. Ellison is our Founder and largest stockholder. Mr. Ellison’s stock ownership is more than 4,600 times what he is required to hold under our stock ownership requirements.

•	The Board believes that Mr. Ellison has the financial capacity to repay his personal term loans without resorting to the pledged shares.
No other executive officer or director, or any of their immediate family members, holds shares of Oracle common stock that have been pledged to secure any personal or other indebtedness.
Every fiscal quarter, the Governance Committee reviews Mr.
 Ellison’s pledging arrangements from a risk management perspective and regularly provides a report to the F&A Committee and the Board
. In accordance with the Pledging Policy, the Governance Committee considers the following when reviewing the pledging arrangements:

•	historical information and trends regarding Mr. Ellison’s pledging arrangements;

•	the key terms of the loans under which shares of Oracle common stock have been pledged as collateral;

•	the magnitude of the aggregate number of shares of Oracle common stock that are pledged in relation to:

-	the total number of shares of Oracle common stock outstanding; and

-	the total number of shares of Oracle common stock owned by Mr. Ellison;

•	the market value of Oracle common stock;

•	Mr. Ellison’s independent ability to repay any loans without recourse to the already-pledged shares; and

•	any other relevant factors.

28 2025 Annual Meeting of Stockholders

Board and Committee Performance Evaluations
The Board and each of its committees conduct annual self-evaluations to determine whether they are functioning effectively and whether any changes are necessary to improve their performance. The Board believes that the multi-step evaluation process outlined below allows for a constructive review of the Board and is essential to maintaining Board effectiveness.

1

Determine Annual Evaluation Process

Governance Committee determines **annual evaluation process** including whether to conduct the evaluation internally or to engage an independent third party to perform the evaluation

2

Governance Committee Conducts Interviews

Governance Committee Chair and members **conduct interviews** with every director and certain members of management to assess the **effectiveness** of the Board and its committees, director **performance**, and Board **dynamics**

3

Governance Committee Discusses Results

Governance Committee Chair **reports interview results** to the Governance Committee for **review** and **discussion**

Committee Self-Evaluations

Chair of each committee guides annual **self-evaluation discussion** among committee members

4

Board Discusses Results

Results of Governance Committee interviews and committee self-evaluations are reported to the Board for **review** and **discussion**. Such results include ideas to improve the **efficacy** of the Board and its committees, increase the Board's understanding of **strategic issues** facing the company, and better position the directors to perform their duties

5

Revise Policies and Practices

Board and committee policies and practices are **revised as appropriate**

2025 Annual Meeting of Stockholders 29

Stock Ownership Guidelines for Directors and Senior Officers
Non-employee
directors and senior officers are required to own shares of Oracle common stock to align their interests with the long-term interests of our stockholders. The Compensation Committee oversees and reviews compliance with these ownership requirements, which we refer to as the Stock Ownership Guidelines, and periodically reviews and recommends changes to such requirements.
Under the Stock Ownership Guidelines, each of our
non-employee
directors and senior officers must own the following number of shares of Oracle common stock within five years from the date such person becomes a director or senior officer:

Title	Minimum Number of Shares
Executive Chair and CTO	250,000
CEOs	250,000
Presidents	100,000
Executive Vice Presidents who are Section 16 Officers (including Executive Vice Chairs of the Board)	50,000
All other Executive Vice Presidents	25,000
Non-employee directors	10,000
Each person promoted from within the senior officer positions has one year from the date of his or her promotion to comply with any increased ownership requirement. Shares of Oracle common stock that count toward satisfying the Stock Ownership Guidelines include any shares held directly or through a trust or broker; shares held by a spouse; shares held through our 401(k) Plan and our Oracle Corporation Employee Stock Purchase Plan (the ESPP); and shares underlying vested but unexercised stock options, with 50% of the
“in-the-money”
value of such options being used for this calculation. Full-value awards, such as RSUs, do not count toward satisfying the Stock Ownership Guidelines until they vest and 50% of the value of deferred, vested RSUs counts towards this calculation. As of September 19, 2025, we believe all of our non-employee
directors and senior officers are currently in compliance with the Stock Ownership Guidelines or have additional time to comply, and many of them maintain holdings of Oracle common stock significantly in excess of the minimum required number of shares.
Board Leadership Structure
The roles of Board Chair and CEO are currently filled by separate individuals. Since September 2014, Mr. Ellison has served as our Executive Chair. Each of Mr. Magouyrk and Mr. Sicilia has served as a CEO since September 2025, and Ms. Catz served as CEO from September 2014 to September 2025.
The Board believes that the separation of the offices of the Chair and CEO is appropriate at this time because it allows our CEOs to focus primarily on Oracle’s business strategy, operations and corporate vision. The Board elects our Chair and our CEOs, and each of these positions may be held by the same person or by different people. We believe it is important that the Board retain flexibility to determine whether these roles should be separate or combined based upon the Board’s assessment of the company’s needs and Oracle’s leadership at a given point in time. The Board believes our company and our stockholders benefit from this flexibility, as our directors are well positioned to determine our leadership structure given their in-depth
knowledge of our management team, our strategic goals, and the opportunities and challenges we face.
We believe that independent and effective oversight of Oracle’s business and affairs is maintained through the composition of the Board, the leadership of our independent directors and Board committees and our governance structures and processes. The Board consists of a majority of independent directors, and all of the standing Board committees are composed solely of independent directors.
As set forth in our Guidelines, on an annual rotating basis, the chairs of the F&A Committee, the Governance Committee and the Compensation Committee serve as the lead independent director at executive sessions of the Board. The lead independent director’s duties include, among others, serving as a liaison between our non-management
and management directors, facilitating discussion among
non-management
directors on key issues and concerns outside of Board meetings, being available, when appropriate, for consultation and direct communication with large stockholders, and performing such other additional duties as the Board determines.
Currently, Mr. Chizen
serves as the lead independent director and chair of the Governance Committee
. The directors filling this role take it very seriously and the Board believes the position is strengthened by the particular insights and breadth of viewpoints that the different committee chairs bring to the position. This structure also provides a broader group of directors the opportunity to serve in an additional leadership role.

30 2025 Annual Meeting of Stockholders

The Board’s Role in Risk Oversight

Management is responsible for assessing and managing risks to Oracle, and, in turn, the Board is responsible for overseeing management’s efforts to assess and manage material risks and for reviewing options for risk mitigation. The Board and its committees assess whether management has an appropriate framework to manage risks and whether that framework is operating effectively. The Board’s risk oversight areas include, but are not limited to:

•
leadership structure, compensation and succession planning for management and the Board;

•
strategic and operational planning, including with respect to significant acquisitions, long-term debt financing and Oracle’s long-term growth;

•
material financial risks;

•
cybersecurity, artificial intelligence, machine learning and information technology;

•
environmental sustainability, climate change and supply chain risks;

•
culture and inclusion; and

•
legal and regulatory compliance.

Cybersecurity Risk Oversight

Cybersecurity is an important area of focus for our Board. Our information security risk management program is designed to allow our Board to establish a mutual understanding with management of the effectiveness of our information security risk management practices and capabilities, including the division of responsibilities for reviewing our information security risk exposure and risk tolerance, tracking emerging information risks and ensuring proper escalation of certain key risks for periodic review by the Board and its committees. As part of its broader risk oversight activities, the Board oversees cybersecurity risks, both directly and through the F&A Committee. As reflected in its charter, the F&A Committee assists the Board with the management and assessment of privacy and data security risk and is responsible for reviewing and discussing with management privacy and data security risk exposures, including, among other things, the potential impacts of those exposures on our business, financial results, operations and reputation. The F&A Committee also oversees our internal controls over financial reporting, including with respect to financial reporting-related information systems.

Leaders Who Listen

We believe that an important aspect of creating a culture and environment that supports employee, customer and business success is listening to employee feedback. We share the results of our annual employee engagement survey with leaders who receive direct observations from employees about areas critical to Oracle’s strategic priorities, including the employee and customer experience. The results of the survey are also discussed with the Board and committees thereof. In fiscal 2025, 83% of our employees participated in the annual survey. Our leaders listen to employees, evaluate feedback and prioritize actions to enhance employee, business and customer success.

2025 Annual Meeting of Stockholders 31

While the Board has the ultimate oversight responsibility for Oracle’s risk management policies and processes, various committees of the Board also have the following responsibilities for risk oversight.

Compensation Committee
Considers the risks associated with our compensation policies and practices, with respect to executive compensation, director compensation and employee compensation generally, as well as human capital management
, including talent acquisition, development and retention.

F&A Committee
Oversees risks associated with our financial statements and financial reporting, our independent registered public accounting firm, our internal audit function, tax issues, mergers and acquisitions, credit and liquidity, information technology, privacy and cybersecurity
, legal and regulatory matters and Code of Ethics and Business Conduct compliance.

Governance Committee
Oversees risks associated with our overall governance practices and the leadership structure of management and the Board, as well as risks related to the pledging of Oracle securities. Oversees and periodically reviews
ESG matters
such as environmental sustainability and greenhouse gas emissions, climate change, energy transition and workforce and Board composition, including through the review of a matrix that breaks down oversight of ESG matters by Board committee.

In accordance with our Pledging Policy, the Governance Committee regularly reviews Mr. Ellison’s pledging arrangements from a risk management perspective and provides a report to the F&A Committee and the Board, as described in “Corporate Governance—Prohibition on Speculative Transactions and Pledging Policy” on pages 27 and 28.

The Governance Committee also periodically reviews and assesses the adequacy of our policies, plans and procedures with respect to succession planning
for Oracle’s key executive officers, including the CEOs and the CTO. Going forward and consistent with past practice, the Board intends to hold an executive session with the CEOs and the CTO to discuss potential successors and the performance, strengths and weaknesses of any such candidates. The Board also receives regular presentations on different areas of Oracle’s business, which allows the directors to evaluate members of management for succession planning purposes.

Independence Committee	Reviews risks arising from transactions with related persons and director independence issues.
The Board is informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. For example, the F&A Committee reviews proposed acquisitions that exceed a designated threshold, evaluating potential risks and deciding whether to recommend approval to the Board. It also conducts periodic reviews of completed acquisitions to assess whether the acquired companies are meeting performance expectations.
In addition, the full Board plays an active oversight and risk mitigation role through its regular review of Oracle’s strategic direction
. While management is responsible for setting Oracle’s strategic direction, the directors review Oracle’s strategy at every regular meeting of the Board. One Board meeting each year is dedicated to strategy and has historically been held off-site.
The Board engages in candid discussions with management with respect to Oracle’s strategic direction. We believe this Board oversight helps identify and mitigate risks associated with our overall business strategy.

Board of Directors and Director Independence
Each of our directors stands for election every year.
We do not have a classified or staggered board
. Two of our current independent directors, Secretary Panetta and Mr. Parrett, will not be standing for re-election
at the Annual Meeting. The Board elected Messrs. Magouyrk and Sicilia as non-independent
directors effective September 22, 2025, and both are standing for election at the Annual Meeting. If the director nominees are elected at the Annual Meeting, the Board will be composed of five non-independent
directors (Mr. Ellison, Ms. Catz, Mr. Henley, Mr. Magouyrk and Mr. Sicilia) and eight independent directors.

32 2025 Annual Meeting of Stockholders

Upon the recommendation of the Independence Committee, the Board determined that each of the following directors who served in fiscal 2025 is independent (as defined by applicable NYSE listing standards and our Corporate Governance Guidelines): Ms. Ablo, Mr. Berg, Dr. Boskin, Mr. Chizen, Mr. Conrades, Mrs. Fairhead, Mr. Moorman, Secretary Panetta, Mr. Parrett and Ms. Seligman. Therefore, all directors who served during fiscal 2025 on the Compensation, F&A, Governance and Independence Committees were independent under the applicable NYSE listing standards and SEC rules. The Board further determined, upon recommendation of the Independence Committee, that all directors who served during fiscal 2025 on the Compensation and F&A Committees satisfied the applicable NYSE and SEC heightened independence standards for members of compensation and audit committees.
In making the independence determinations, the Board and the Independence Committee considered all facts and circumstances relevant under the NYSE listing standards and SEC rules, including any relationships between Oracle and entities affiliated with the directors. In particular, the following relationships were considered:

•
Dr. Boskin is employed by Stanford University, which has historically received donations from both Oracle and various Board members. In addition, certain Board members serve on advisory or oversight boards at Stanford University or are otherwise employed part-time by Stanford University.

•
In fiscal 2025, Oracle paid a
de minimis
amount to Stanford University. The total amount Oracle paid to Stanford University constituted approximately 0.0002% of Oracle’s total revenues in fiscal 2025. Based on a review of publicly available data, we believe the payments represented approximately 0.0005% of Stanford University’s total revenues in its last fiscal year. The payments fall within NYSE prescribed limits and guidelines.

The
non-employee
directors held an executive session following each of the regularly scheduled Board meetings, for a total of four meetings in fiscal 2025.
The F&A Committee has adopted a requirement that if an F&A Committee member wishes to serve on more than three audit committees of public companies, the member must obtain the approval of the F&A Committee, which will determine whether the director’s proposed service on the other audit committee(s) will detract from his/her performance on our F&A Committee. No F&A Committee member currently serves on more than three audit committees of public companies.

Director Tenure and Board Refreshment
We believe it is desirable to maintain a mix of longer-tenured, experienced independent directors that have developed increased institutional knowledge of and valuable insight into the company and its operations and newer independent directors with fresh perspectives. In furtherance of this objective, the Board elected Ms. Ablo in fiscal 2022, Mrs. Fairhead in fiscal 2020 and Mr. Moorman and Mr. Parrett in fiscal 2018. Mr. Parrett will not be standing for re-election
at the Annual Meeting.
However, we do not impose director tenure limits or a mandatory retirement age. The Board has considered the perspectives of some stockholders regarding longer-tenured directors but believes that longer-serving directors with experience and institutional knowledge bring critical skills to the boardroom. In particular, the Board believes that given the large size of our company, the breadth of our product offerings and the international scope of our organization, longer-tenured directors are a significant strength of the Board. The Board also believes that longer-tenured directors have a better understanding of the challenges Oracle is facing and may be at times more comfortable engaging in candid dialogue with management, including with our Executive Chair and CTO, CEOs, Executive Vice Chairs and PFO. Accordingly, while director tenure is taken into consideration when making nomination decisions, the Board believes that imposing arbitrary limits on director tenure would deprive it of the valuable contributions of its most experienced members.

2025 Annual Meeting of Stockholders 33

Stockholder Engagement
We have a longstanding commitment to engaging with our stockholders to understand their perspectives on a broad range of topics, including corporate governance, environmental and social issues, executive compensation, and other key matters. Our directors, along with members of our Legal and Investor Relations teams, maintain open lines of communication with stockholders throughout the year. The feedback from these conversations is shared with the Board and thoughtfully considered and when appropriate, the Board takes action to address stockholder feedback and implement meaningful changes.

➢	Independent Director Engagement
On a regular basis, representatives of our independent directors hold meetings with our stockholders covering a wide range of topics, which have recently included executive compensation, Board refreshment and leadership structure, culture and inclusion and other corporate governance matters. The meetings tend to be between our largest institutional stockholders and members of
our
Compensation Committee
.

Accountability:
One Share, One Vote
Oracle has a
single class
of voting stock, with each share entitled to one vote. Our executives, including Mr. Ellison, Oracle’s Founder, Executive Chair and CTO, are thus held accountable to stockholders, who have voting power in proportion to their economic interest in our stock.

These meetings are conducted without the participation of our Executive Chair of the Board, Executive Vice Chairs of the Board or CEOs to foster open and independent dialogue. We provide stockholders with a forum to express their views on our executive compensation program and overall governance practices. The Board values these engagements with stockholders as a valuable component of its oversight responsibilities, helping to promote transparency, accountability, and alignment between the Board’s actions and the long-term interests of our stockholders.
In fiscal 2025, members of our Compensation Committee held meetings with seven
large institutional stockholders. Thus far in fiscal 2026, we have reached out to nine
large institutional stockholders to set up meetings with members of the Compensation Committee.

➢
   Executive Director Engagement

As part of our regular Investor Relations engagement program, a number of our executive directors hold meetings with a number of our institutional stockholders throughout the year. We also hold an annual financial analyst meeting at Oracle AI World in Las Vegas, Nevada where analysts are invited to ask questions and hear presentations from key members of our management team, including a number of our executive directors.

➢
   Legal and Investor Relations Engagement

Members of our Legal and Investor Relations teams also engage with stockholders throughout the year. Stockholder proposals, if any, are presented to the Governance Committee and the committee provides recommendations to the Board regarding such proposals. Prior to the filing of a proxy statement, members of our Legal team typically reach out to engage with any stockholder proponents. Following the filing of the proxy statement, representatives of our Legal and Investor Relations teams reach out to stockholders to offer the opportunity for additional engagement on items included in the annual stockholder meeting agenda and to solicit feedback. When appropriate, independent directors also participate in these discussions.

See page 6 for a summary of recent feedback we have received from our stockholders and the Board’s response to this feedback.
Human Capital Management

➢
Oversight of Human Capital Management
. The Compensation Committee is responsible for reviewing and monitoring all matters related to human capital management, including talent acquisition and retention. At Oracle, our success is driven by the quality of our people, who we believe are among the best and brightest in the industry. We strive to attract and retain talented employees, to support employee success and well-being and to

34 2025 Annual Meeting of Stockholders

foster a culture where everyone has a voice in driving innovation. For information on our workforce, culture and inclusion efforts, career development opportunities and corporate citizenship initiatives, see our Annual Report on Form
10-K
for fiscal 2025.

➢
Code of Conduct
. In 1995, we adopted a Code of Ethics and Business Conduct (the Code of Conduct), which is periodically reviewed and amended by the Board. We require all employees, including our senior officers and our employee directors, to read and to adhere to the Code of Conduct in discharging their work-related responsibilities. Our Compliance and Ethics Program, under the direction of our Chief Compliance and Ethics Officer, administers training on and enforces the Code of Conduct. We have also appointed Regional Compliance and Ethics Officers to oversee the application of the Code of Conduct in each of our geographic regions. We provide mandatory web-based
general training with respect to the Code of Conduct, and we provide additional live and web-based
training on specific aspects of the Code of Conduct from time to time to certain employees. Employees are expected to report any conduct they believe in good faith to be a violation of the Code of Conduct. The Code of Conduct is posted on our website at
www.oracle.com/goto/corpgov
. We intend to disclose on our website any future amendments of the Code of Conduct or any waivers granted to our executive officers from any provision of the Code of Conduct.

➢
Compliance and Ethics Reports
. With oversight from the F&A Committee, we have established several different reporting channels that employees may use to seek guidance or submit reports concerning compliance and ethics matters, including accounting, internal controls and auditing matters. These reporting channels include Oracle’s Integrity Helpline, which may be accessed either over the phone or by way of a secure Internet site. Employees may contact the helpline 24 hours a day, seven days a week. Interpreters are provided to helpline callers who want to communicate in languages other than English, and employees using the online system may file a report in the language of their choice. Employees who contact the helpline, whether over the phone or online, generally may choose to remain anonymous. Certain countries other than the United States, however, limit or prohibit anonymous reporting; employees who identify themselves as being from an affected country are alerted if special reporting rules apply to them.

➢
Global Conflict of Interest Policy
. Our Global Conflict of Interest Policy (the Conflict of Interest Policy), which supplements the Code of Conduct, is applicable to all Oracle employees. The Conflict of Interest Policy is designed to help employees identify and address situations that may give rise to potential conflicts of interest or the appearance of conflicts of interest. Employees are required to disclose any conflicts of interest or potential conflicts of interest in accordance with the Conflict of Interest Policy. On an annual basis, each senior officer of Oracle is required to submit a Conflicts of Interest Questionnaire and Affirmation disclosing any actual or potential conflicts of interest and affirming that the senior officer has read, understands and is in compliance with the Conflict of Interest Policy.

➢
Social Impact Report
. Information regarding our workforce, education initiatives, charitable activities and sustainability initiatives is available in our Social Impact Report published on our website at
www.oracle.com/social-impact
. The information posted on or accessible through our website, including the Social Impact Report, is not incorporated into this proxy statement (see “No Incorporation by Reference” on page 88).

2025 Annual Meeting of Stockholders 35

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information, as of September 19, 2025, the record date of the Annual Meeting, with respect to the beneficial ownership of Oracle common stock by: (1) each stockholder known by us to be the beneficial owner of more than 5% of our common stock; (2) each director or nominee; (3) each executive officer named in the Summary Compensation Table (SCT); and (4) all current executive officers and directors as a group. Except as set forth below, the address of each stockholder is 2300 Oracle Way, Austin, Texas 78741.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Directors and NEOs

Lawrence J. Ellison (2)	1,158,232,353	40.6%

Awo Ablo	11,453	*

Jeffrey S. Berg (3)	202,814	*

Michael J. Boskin (4)	96,444	*

Safra A. Catz	1,118,592	*

Bruce R. Chizen (5)	82,111	*

George H. Conrades	38,456	*

Rona A. Fairhead	22,110	*

Jeffrey O. Henley (6)	3,374,819	*

Stuart Levey (7)	157,727	*

Clayton M. Magouyrk (8)	228,695	*

Charles W. Moorman (9)	91,529	*

Leon E. Panetta (10)	61,076	*

William G. Parrett (11)	27,075	*

Edward Screven (12)	2,741,900	*

Naomi O. Seligman (13)	51,861	*

Michael D. Sicilia (14)	201,996	*

Maria Smith (15)	59,952	*

All current executive officers and directors as a group (18 persons) (16)	1,166,800,963	40.9%

Other More Than 5% Stockholders

The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355 (17)	149,688,484	5.3%

*	Less than 1%

(1)	Unless otherwise indicated below, each stockholder listed had sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws, if applicable.

(2)
Includes 346,000,000 shares pledged as collateral to secure certain personal indebtedness, including various lines of credit. See “Corporate Governance—Prohibition on Speculative Transactions and Pledging Policy” on pages 27 and 28 for more information on Board and committee oversight of Mr. Ellison’s pledging arrangements.

(3)	Includes 1,450 shares owned by Mr. Berg’s spouse and 201,364 shares held in a trust for the benefit of Mr. Berg and his family.

(4)	Includes 1,000 shares owned by Dr. Boskin’s spouse.

(5)	Includes 79,125 shares held in a trust for the benefit of Mr. Chizen and his family.

(6)
Includes 1,182,339 shares held in a trust for the benefit of Mr. Henley and his family, 452,302 shares held in a trust by the J&J Family Foundation, 362,029 shares held in the Jeffrey and Judy Henley Community Property Trust, 145,114 shares held in a grantor retained annuity trust of which Mr. Henley is the trustee, 1,200,000 shares subject to currently exercisable stock options or stock options exercisable within 60 days of the record date and 33,035 RSUs that will vest within 60 days of the record date.

(7)
Includes 39,474 RSUs that will vest within 60 days of the record date and for which settlement will be deferred and 80,066 vested RSUs (including dividend equivalents) for which settlement has been deferred.

36 2025 Annual Meeting of Stockholders

(8)	Includes 88,093 RSUs that will vest within 60 days of the record date.

(9)	Includes 52,954 shares held in trusts for the benefit of Mr. Moorman’s family.

(10)	Includes 61,076 shares held in a trust for the benefit of Secretary Panetta’s family.

(11)	Includes 17,764 shares held in a trust for the benefit of Mr. Parrett’s family.

(12)	Mr. Screven retired on March 1, 2025 and this information is based solely on Mr. Screven’s last Form 4 filed with the SEC on January 27, 2025.

(13)	Includes 6,000 shares owned by Ms. Seligman’s spouse of which she disclaims beneficial ownership and 14,414 shares held in a trust.

(14)	Includes 2,655 shares owned by Mr. Sicilia’s spouse and 73,411 RSUs that will vest within 60 days of the record date.

(15)	Includes 5,506 RSUs that will vest within 60 days of the record date.

(16)	Includes all shares described in the notes above and excludes executive officers who were appointed after the record date.

(17)
Based on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (Vanguard). The Schedule 13G/A indicates that as of December 29, 2023, Vanguard had shared voting power with respect to 2,045,413 shares, had sole dispositive power with respect to 142,948,208 shares and had shared dispositive power with respect to 6,740,276 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and any persons who beneficially own more than 10% of our common stock (collectively, Reporting Persons) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. As a matter of practice, we assist our executive officers and non-employee directors in preparing initial ownership reports and reporting ownership changes and we typically file these reports on their behalf.
Based solely on our review of the copies of any Section 16(a) forms received by us or written representations from the Reporting Persons, we believe that all Reporting Persons complied with all applicable filing requirements in fiscal 2025 except that a Form 4 reporting the acquisition of 1,682 shares of our common stock by Dr. Boskin was filed late on March 21, 2025.

2025 Annual Meeting of Stockholders 37

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our fiscal 2025 executive compensation program for the following named executive officers (NEOs):

Fiscal 2025
Named Executive Officers

Lawrence J. Ellison
Executive Chair and Chief Technology Officer*

Safra A. Catz
Executive Vice Chair and Former Chief Executive
Officer**

Jeffrey O. Henley
Executive Vice Chair

Stuart Levey
Executive Vice President, Chief Legal Officer

Maria Smith
Executive Vice President, Chief Accounting
Officer

Edward Screven
Former Executive Vice President, Chief Corporate
Architect

* Although Mr. Ellison is not an NEO for fiscal 2025, we have included his compensation in the presentation of the
compensation tables as voluntary disclosure.

**Ms. Catz served as our CEO and PFO in fiscal year 2025.
On September 22, 2025, Ms. Catz retired as CEO and PFO,
and became Executive Vice Chair of the Board.

Quick Reference Guide
Executive Summary	38
Eight-Year Performance-Based Stock Options	41
Fiscal 2026 Leadership Transitions	43
Fiscal 2026 Equity Compensation Program	43
Stockholder Engagement and Compensation Committee Responsiveness	43
Elements of our Executive Compensation Program	44
Fiscal 2025 Compensation for our NEOs	45
Fiscal 2025 Pay Outcomes: Pay-for-Performance	45
Objectives of Our Executive Compensation Program	46
Human Capital and Compensation Best Practices	47
Determination of Executive Compensation Amounts for Fiscal 2025	47
Elements of Our Executive Compensation Program	50
Base Salary	50
Annual Cash Bonuses	51
Long-Term Incentive Compensation	51
All Other Compensation	53
Other Factors in Setting Executive Compensation	55
Compensation Recovery (Clawback) Policy	57
Compensation Committee Report	57
Compensation Tables	58

Executive Summary

Fiscal 2025 Executive Compensation Highlights
Mr. Ellison and Ms. Catz
•
 Modest base salaries for Mr. Ellison and Ms. Catz

•
 The bonus for each under the annual performance-based cash bonus program was reduced from
$5,207,393
to
$0
by the Compensation Committee notwithstanding actual achievement levels in order to preserve capital in furtherance of the company’s strategic priorities

•

No new equity awards
and
five of seven tranches of PSOs
vested over the eight-year performance period from fiscal 2018 to 2025

Mr. Henley Mr. Levey and Ms. Smith
•
 No increase in the base salaries for Mr. Henley, Mr. Levey and Ms. Smith and each received an annual RSU award

•
 The cash bonuses for Mr. Henley, Mr. Levey and Ms. Smith were reduced to
$0
by the Compensation Committee notwithstanding actual achievement levels in order to preserve capital in furtherance of the company’s strategic priorities

•
 The total compensation mix for these NEOs was heavily weighted toward equity-based awards whose values correlate with our stock price, thus aligning their total direct compensation with the interests of our stockholders

38 2025 Annual Meeting of Stockholders

2025 Individual NEO Considerations in Setting Compensation

For all NEOs
➢ Peer group competitive pay data
➢ Input from the Compensation Committee’s independent compensation consultant
➢ Assessment of contributions, roles and responsibilities considering the factors enumerated below
Mr. Ellison, Executive Chair and CTO
➢ Invaluable knowledge and experience as Oracle’s Founder, having guided the company for over 45 years
➢ Responsibility for business strategy, corporate vision, technology innovation and the advancement of Oracle’s cloud transition
➢ Balancing objectives of retaining services and providing a meaningful annual compensation package to incentivize continued superior performance and engagement
➢ The need to maintain the focus of Mr. Ellison’s visionary drive as Executive Chair and CTO, which is distinct from his roles as director and a significant stockholder
Ms. Catz, Executive Vice Chair and Former CEO
➢ Strength of leadership and as our CEO in fiscal 2025, had responsibility for long-term strategy, corporate operations, culture, and financial performance
➢ Leadership in Oracle’s transition from a major license software supplier to a premier cloud infrastructure and full-stack applications provider
➢ Oversight and responsibility for the accuracy and integrity of our financial results as our principal financial officer in fiscal 2025
Mr. Henley, Executive Vice Chair
➢ Highly valued contributions to Oracle’s strategic vision, management and operations
➢ Instrumental role in regularly meeting with significant Oracle customers and in closing major commercial transactions worldwide
➢ Value gained from Mr. Henley’s more than 30 years of experience at Oracle, including his former experience as CFO and service as a trusted advisor to our senior executives
Mr. Levey, Chief Legal Officer
➢ Scope of oversight for all legal matters at Oracle and managing a large-scale multinational legal team
➢ Critical role in setting the strategy for Oracle’s litigation and regulatory matters
➢ Oversight of a wide range of areas, including compliance and ethics, data protection and privacy, intellectual property and corporate governance
Ms. Smith, Chief Accounting Officer
➢ Leadership of Oracle’s quarterly accelerated financial reporting, international statutory reporting and managing a large-scale multinational finance team
➢
   Responsibility for a wide range of areas including revenue operations, procurement operations, finance business transformation using Oracle’s technology, M&A finance integration and sharing Oracle’s experience with customers

Mr. Screven, Former Chief Corporate Architect
➢ Responsibility for driving technology and architecture decisions across all Oracle products to ensure that product development is consistent with Oracle’s overall long-term strategy
➢ Leadership of company-wide strategic initiatives, including with respect to industry standards and cybersecurity

2025 Annual Meeting of Stockholders 39

ORACLE’S PERFORMANCE

Fiscal 2025 Performance Highlights	Stockholder Returns

➢
   Total GAAP revenues of
$57.4

billion
, up
8%
in USD and
9%
in constant currency from fiscal 2024

➢
   GAAP Cloud services and license support revenues of
$44

billion
, up
12%
in USD and constant currency from fiscal 2024

➢
   GAAP operating income of

$17.7

billion

➢
   GAAP operating margin of

31%

➢
   GAAP net income of
$12.4

billion

➢
   GAAP earnings per share of

$4.34

➢
   $5.3

billion
returned to stockholders in fiscal 2025

∎

$600

million
in repurchases of common stock

∎

$4.7 billion
 in dividends paid

➢
   Under our stock repurchase program, we bought back
2.2

billion shares
at an average price of
$54.06
and have reduced our total shares outstanding by
35%
from the start of fiscal 2016 through the end of fiscal 2025

Oracle’s stock was up 130% from the end of fiscal 2022 to the end of fiscal 2025 The S&P 500 was up 43% for the same three-year period

200%
150%
100%
50%
00%
-50%
May 2022
Nov 2022
May 2023
Nov 2023
May 2024
Nov 2024
May 2025
ORCL
S&P 500

40 2025 Annual Meeting of Stockholders

Eight-Year Performance-Based Stock Options:
A Rigorous Long-Term Equity Program Directly Linked to Performance and Stockholder Value Creation

No equity awards were granted to Mr.
 Ellison or Ms.
 Catz in fiscal 2025
.
In fiscal 2018, the Compensation Committee granted each of these NEOs an equity award consisting entirely of performance-based stock options (PSOs). Consistent with the long-term nature of our transition toward our cloud business which is an important part of our long-term success, the PSOs granted to each of Mr. Ellison and Ms. Catz were originally intended to represent five years of equity compensation and were granted with the expectation that these NEOs would receive no additional equity awards until fiscal 2022 at the earliest.
In fiscal 2022, the Compensation Committee extended the end of the PSO performance period by three fiscal years from May 31, 2022 to May 31, 2025. After reviewing internal projections and forecasts, the Compensation Committee determined that the remaining operational performance goals were appropriately challenging. Furthermore, when designing the PSO program, the Compensation Committee required the matching of operational performance goals with sustained
30-day
market capitalization goals because it wanted to ensure that our stockholders would also benefit from the achievement of these goals. The Compensation Committee also extended its commitment to our stockholders in line with the extension of the PSO performance period and did not grant any new equity awards to Mr. Ellison or Ms. Catz during the entirety of the PSOs’ eight-year performance period
.
The PSOs could be earned only upon the attainment of
rigorous performance goals
over an
eight-year performance period
running from fiscal 2018 through fiscal 2025. The Compensation Committee has certified that the following goals were achieved by the end of the performance period:

•	$80 stock price goal;

•	all of the market capitalization goals;

•	the operational goal of attaining $10 billion in non-GAAP total SaaS revenues in a fiscal year;

•	the operational goal of maintaining non-GAAP PaaS/IaaS gross margins of at least 30% for three of the eight fiscal years;

•	the operational goal of attaining $20 billion in non-GAAP total cloud revenues in a fiscal year; and

•	the operational goal of attaining $10 billion in non-GAAP total PaaS and IaaS revenues in a fiscal year.

2025 Annual Meeting of Stockholders 41

Five of the seven tranches earned from fiscal 2018 through fiscal 2025.

42 2025 Annual Meeting of Stockholders

Fiscal 2026 Leadership Transitions
In September 2025, consistent with Oracle’s succession plan, Ms. Catz retired from her position as CEO and was appointed Executive Vice Chair of the Board, and the Board appointed Mr. Magouyrk and Mr. Sicilia as CEOs of Oracle to succeed Ms. Catz. The Board also appointed Douglas Kehring, previously Executive Vice President, Operations, as Executive Vice President, Principal Financial Officer, to succeed Ms. Catz as Oracle’s PFO. In her role as Executive Vice Chair, Ms. Catz will continue to help oversee Oracle’s strategic direction.
Mr. Magouyrk, previously President, OCI, joined Oracle in 2014 from Amazon Web Services. As a founding member of Oracle’s cloud engineering team, he has overseen the design, implementation and business success of Gen2 of OCI. Under his leadership, OCI has achieved unprecedented growth and has become the go-to
platform for AI training and inference.
Mr. Sicilia, previously President, Industries, brings deep expertise in vertical applications and applied AI. Mr. Sicilia joined Oracle through the acquisition of Primavera Systems and has led the use of intent based application generation to replace traditional coding for building Oracle applications and the introduction of new AI cloud applications that deliver comprehensive, end-to-end
solutions to both regulated and traditional industries.
Fiscal 2026 Equity Compensation Program
The most significant feedback from our stockholders on our executive compensation program related to fiscal 2026 equity awards to be granted to our NEOs. Stockholders shared a broad range of viewpoints on how the next equity program should be structured, with some preferring long performance periods and others requesting two-to-three-year
performance periods, as well as suggesting a mix of performance-based and time-based equity awards. Stockholders also shared their preferred performance metrics, equity vehicles and timing cadences for equity grants.
In September 2025, the Compensation Committee awarded stock option grants in connection with the promotion of Mr. Magouyrk and Mr. Sicilia to the positions of CEO. Mr. Magouyrk received a grant of stock options to purchase $250 million in shares of Oracle common stock with 80% of the grant consisting of time-based stock options and 20% of the grant consisting of PSOs. Mr. Sicilia received a grant of stock options to purchase $100 million in shares of Oracle common stock with 80% of the grant consisting of time-based stock options and 20% of the grant consisting of PSOs. For both Mr. Magouyrk and Mr. Sicilia, the time-based stock options will vest over a four-year period subject to continued service and the PSOs will vest over a three-year performance period ending May 31, 2028, subject to the achievement of certain revenue metrics, in each case pursuant to the terms of the 2020 Equity Plan. The Compensation Committee continues to refine and discuss the elements of the fiscal 2026 equity program for the remaining NEOs and is committed to thoughtfully incorporating the feedback received from stockholders into the design of the new program.
Stockholder Engagement and Compensation Committee Responsiveness
The Compensation Committee actively solicits the views of our principal unaffiliated stockholders on executive compensation matters. On an annual basis, members of the Compensation Committee
hold meetings with our unaffiliated stockholders to actively understand what actions the Compensation Committee and the Board may take to address stockholders’ concerns regarding executive compensation and other corporate governance matters.
Stockholders approved our advisory
say-on-pay
proposal at our 2024 Annual Meeting with 78% of the votes cast voting in favor of the compensation of our NEOs. This result represents ongoing year-over-year improvements, and our Board remains committed to understanding stockholder views and looks forward to continuing these productive conversations with stockholders. Thus far in fiscal 2026, we have reached out to nine large institutional stockholders to set up a meeting with members of the Compensation Committee. The Compensation Committee and the Board take the views of our stockholders and their feedback into account throughout the year. For a detailed summary of the Board’s response to key feedback received from stockholders, see the table on page 6.

2025 Annual Meeting of Stockholders 43

Elements of our Executive Compensation Program
Our executive compensation program consists of the three principal elements described in the table below. Each element of our executive compensation program is closely linked to our business objectives. We believe this compensation mix encourages appropriate decisions that are consistent with our business strategy of constantly improving our performance and building short-term and long-term stockholder value.

Compensation Element	Designed to Reward	Relationship to Business Objectives	At-Risk
Base Salary (pages 50 and 51)	• Experience, knowledge of the industry, duties and scope of responsibility	• Provide a minimum, fixed level of cash compensation to attract and retain talented NEOs who can successfully design and execute our business strategy
Annual Cash Bonus (page 51)	• Success in achieving annual financial results	• Motivate and reward our NEOs for achieving or exceeding annual financial performance goals • Share incremental profits earned by Oracle with our NEOs
Long-Term Incentive Compensation (pages 51 and 52)	• Success in achieving sustainable long-term results
•
Align our NEOs’ interests with long-term stockholder interests to increase overall stockholder value

•
Motivate and reward our NEOs for achieving sustainable long-term results

•
Attract and retain talented NEOs in a competitive market for talent

See “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program” beginning on pages 50 and 51 for a discussion of each of these principal elements.
Fiscal 2025 Compensation for Mr. Ellison and Ms. Catz
We believe the fiscal 2025 compensation of Mr. Ellison and Ms. Catz addresses the feedback received from our stockholders.
Mr.
 Ellison and Ms.
 Catz were awarded no new equity awards in fiscal 2025, and we believe their overall compensation is aligned with the long-term interests of our stockholders
.
In fiscal 2025, the principal elements of compensation for each of
Mr.
 Ellison and Ms.
 Catz
were as follows:

•	Base Salary : $1 for Mr. Ellison (unchanged since fiscal 2011) and $950,000 for Ms. Catz (unchanged since fiscal 2012)

•
Annual Performance-Based Cash Bonus
:
For each of Mr. Ellison and Ms. Catz, the annual performance-based cash bonuses were reduced from $5,207,393 to $0 by the Compensation Committee notwithstanding actual achievement levels in order to allocate the funds to grow the company in furtherance of the company’s strategic priorities

•	Long-Term Incentive Compensation :

–	No new equity awards were granted in fiscal 2025 because the PSOs granted in fiscal 2018 (and extended in fiscal 2022) were intended to represent eight years of equity compensation

➢
Oracle’s average stock price was $80 or more for 30 calendar days ending in June 2021, thereby satisfying the PSO stock price goal, and 2,500,000 PSOs (representing the first tranche of PSOs) vested for each of Mr. Ellison and Ms. Catz on June 30, 2021

44 2025 Annual Meeting of Stockholders

➢
Oracle’s market capitalization increased by more than $100 billion compared to the baseline market capitalization set in fiscal 2018, thereby satisfying all six of the PSO market capitalization goals as of fiscal 2024 year end. However, due to the rigor and long-term nature of the PSO goals, only four of the matching operational performance goals were satisfied as of the end of fiscal 2025. As a result, five of the seven tranches of the PSOs vested over the eight-year performance period

¡
The Compensation Committee certified that the operational performance goal of attaining $10 billion in non-GAAP
total SaaS revenues was satisfied in fiscal 2023 and 2,500,000 PSOs (representing the second tranche of PSOs) vested for each of Mr. Ellison and Ms. Catz on June 30, 2023

¡
The Compensation Committee certified that the operational performance goal of maintaining non-GAAP
PaaS/IaaS gross margins of at least 30% for three of the eight fiscal years was satisfied in fiscal 2024 and 2,500,000 PSOs (representing the third tranche of PSOs) vested for each of Mr. Ellison and Ms. Catz on June 27, 2024

¡
The Compensation Committee certified that the operational performance goal of attaining $20 billion in non-GAAP
total cloud revenues in a fiscal year was satisfied in fiscal 2025 and 2,500,000 PSOs (representing the fourth tranche of PSOs) vested for each of Mr. Ellison and Ms. Catz on June 24, 2025

¡
The Compensation Committee certified that the operational performance goal of attaining $10 billion in non-GAAP
total PaaS and IaaS revenues in a fiscal year was satisfied in fiscal 2025 and 2,500,000 PSOs (representing the fifth tranche of PSOs) vested for each of Mr. Ellison and Ms. Catz on June 24, 2025

Fiscal 2025 Compensation for All Other NEOs
The principal elements of fiscal 2025 compensation for Mr. Henley, Mr. Levey, Ms. Smith and Mr. Screven were a base salary, a cash bonus opportunity and an RSU award, as described in further detail beginning on page 50. The total compensation mix for these NEOs was heavily weighted toward equity-based awards whose values correlate with our stock price, thus aligning their compensation with the interests of our stockholders. In the aggregate, approximately
94%
of the fiscal 2025 total direct compensation (as reported in the SCT on page 58) for Mr. Henley, Mr. Levey, Ms. Smith and Mr. Screven was
equity-based
and
at-risk
.
Fiscal 2025 Pay Outcomes:
Pay-for-Performance
A significant portion of the compensation our NEOs ultimately realize is contingent on the achievement of our primary business objectives and the creation of short-term and long-term value for our stockholders. The table below summarizes the fiscal 2025 outcomes for our NEOs’
performance-based compensation
. Details regarding the material elements of the PSOs and cash bonus awards can be found on pages 41, 42 and 52.

2025 Annual Meeting of Stockholders 45

Pay Element	NEO	Fiscal 2025 Outcome
PSOs	• Lawrence J. Ellison • Safra A. Catz
•
Two additional matching operational performance goals of the PSOs were satisfied in fiscal 2025. Because only four of the six operational performance goals required to match the market capitalization goals were achieved, only five out of seven tranches of the PSOs vested over the eight-year performance period

–
Fourth and fifth tranches (2/7
th
) of the PSOs vested on June
 24, 2025

Annual Cash Bonus	• All NEOs
•
The annual cash bonuses, if any, payable to Ms. Catz and Messrs. Ellison, Henley and Screven are based solely on financial performance tied to growth in non-GAAP
operating income. The annual cash bonuses, if any, payable to Mr. Levey and Ms. Smith are pursuant to our discretionary corporate plan, which is also funded based on growth in our non-GAAP
operating income and paid based on individual allocations determined in the discretion of the Compensation Committee.

•
The Compensation Committee determined not to pay a discretionary bonus and reduced all performance-based bonuses payable to our NEOs to $0 (other than Mr. Screven, whose bonus was forfeited).
The Compensation Committee took this action because Oracle is investing in its future business and the Compensation Committee determined that the funds used for bonuses could be better directed to capital expenditures supporting future growth in furtherance of the company’s strategic priorities.
The decision was not a reflection of individual performance and the executive team supported the decision.

•
Prior to the reduction of the annual cash bonuses, Ms. Catz and Messrs. Ellison and Henley would have earned annual cash bonuses at 104% of the target amount.

–
Lawrence J. Ellison
–
$0 reduced from
$5,207,393

–
Safra A. Catz
–
$0 reduced from
$5,207,393

–
Jeffrey O. Henley –
$0 reduced from
$520,739

–
Stuart Levey –
$0 reduced from a
target bonus of $750,000

–
Maria Smith –
$0 reduced from a
target bonus of $500,000

•
Mr. Screven was not entitled to a bonus under the Executive Bonus Plan due to his retirement as an officer of the company and did not receive a bonus under our discretionary corporate bonus plan

Objectives of Our Executive Compensation Program
The objectives of our executive compensation program are to:

•	attract and retain highly talented and productive executive officers;

•	align the interests of our executive officers with those of our stockholders; and

•	provide incentives for their superior performance.
The Compensation Committee believes that our senior executive officers are among the most capable in the industry and are frequently recruited by other leading technology companies. In light of their experience and demonstrated leadership, the Compensation Committee considers it critical to offer compensation that is competitive and appropriate for executives managing a company of Oracle’s size, global reach and operational complexity. Further, the Compensation Committee believes that our NEOs’ compensation levels must be appropriate to retain and properly motivate them. At the same time, however, the Compensation Committee seeks to align our NEOs’ pay with the investment gains or losses of Oracle’s stockholders.
Within Oracle, we strive to offer competitive compensation for employees at all levels of the organization to attract, motivate and retain employees in a competitive market for talent. Pay opportunities for our most senior executive officers, including our NEOs, are calibrated commensurate with their role in driving our business and financial results.

46 2025 Annual Meeting of Stockholders

Human Capital and Compensation Best Practices

Best Practices We Employ

Compensation Committee has general oversight over all matters related to human capital management, including talent acquisition and retention

High proportion of compensation for our senior executives is at risk and aligned with stockholders’ interests

Caps on maximum payout of bonuses and performance-based equity awards

Robust stock ownership guidelines

Disciplined dilution rates from equity awards

Robust compensation recovery (clawback) policy in the event of a financial restatement or significant misconduct

Independent Compensation Committee

Annual risk assessment of compensation programs

Independent compensation consultant

Anti-pledging policy applicable to all employees and directors except Mr. Ellison (whose pledging activities are carefully monitored by our Governance Committee)

Anti-hedging policy applicable to all employees and directors

Executive Bonus Plan applicable to executive officers directly responsible for Oracle’s financial performance uses pre-established financial performance metrics

Compensation-focused stockholder engagement
Practices We Avoid

No severance benefit arrangements for executives except as required by law or provided under our equity incentive plan to employees generally

No “single-trigger” change in control vesting of equity awards

No change in control acceleration of performance-based cash bonuses

No minimum guaranteed vesting for performance-based equity awards granted to our NEOs

No “golden parachute” tax reimbursements or gross-ups for our NEOs

No payout or settlement of dividends or dividend equivalents on unvested equity awards

No supplemental executive retirement plans, executive pensions or excessive retirement benefits

No repricing, cash-out or exchange of “underwater” stock options without stockholder approval

Determination of Executive Compensation Amounts for Fiscal 2025
Compensation Decision-Making Process and the Roles of the Board and Management
The Compensation Committee approved our NEOs’ fiscal 2025 compensation and determined that the fiscal 2025 compensation levels were appropriate and necessary to reward, retain and motivate our NEOs based on our executive compensation philosophy and the Compensation Committee’s subjective evaluations of:

•	the potential future contributions our NEOs can make to our success and our NEOs’ roles in executing our business strategies;

•	our desired future financial performance in each NEO’s principal areas of responsibility and the degree to which we wish to provide incentives for him or her;

2025 Annual Meeting of Stockholders 47

•	each NEO’s contributions in the furtherance of our strategic priorities;

•	each NEO’s past performance, experience and level of responsibility;

•	the Compensation Committee’s belief that many of the NEOs could lead another company and the goal of protecting against recruiting efforts by other companies;

•	the complexity of our business and ongoing increases in workloads and responsibilities for our NEOs;

•	each NEO’s expected progress toward goals within his or her areas of responsibility;

•	each NEO’s skills, knowledge and experience;

•	the appropriate mix of compensation (i.e., short-term versus long-term, fixed versus variable) for each NEO; and

•	any other factors the Compensation Committee deems appropriate.
In its assessment, the Compensation Committee considered the recommendations of Ms. Catz with respect to Mr. Levey and Ms. Smith, and Ms. Catz and Mr. Ellison with respect to Messrs. Henley and Screven. The Compensation Committee does not have a set formula by which it determines which of these factors is more or less important, and the specific factors used and their weighting may vary among individual NEOs and over time. When determining the size of the equity awards, the Compensation Committee considers both the overall size of the awards and the potential value of the awards.
In 2025, the Compensation Committee deliberated on, determined and approved our NEOs’ compensation based on the collective subjective judgment of its members, which is guided by their significant collective business experience, and evaluation of the factors above. The Compensation Committee also considered competitive pay data drawn from the companies in our compensation peer group as provided by the Compensation Committee’s independent compensation consultant. See “Board of Directors—Nominees for Directors—Director Qualifications” beginning on page 11 for a discussion of the expertise and skills of each of our Compensation Committee members. None of our NEOs determines his or her own compensation.
Fiscal 2025 Compensation for Mr. Ellison, Executive Chair and CTO

Annual Base Salary	$1

Performance-Based Cash Bonus
A target cash bonus opportunity of $5,000,000 under the Executive Bonus Plan based on the growth in our non-GAAP
operating income over the preceding fiscal year multiplied by 0.2632%
Mr. Ellison received no bonus payment

Long-Term Incentive Compensation
New awards granted: None

Payout of previously granted PSOs: The fourth and fifth tranches of PSOs vested on June
 24, 2025
upon achieving two operational goals in fiscal 2025 (attaining $20 billion in non-GAAP
total cloud revenues in a fiscal year (fourth tranche) and attaining $10 billion in non-GAAP
total PaaS and IaaS revenues in a fiscal year (fifth tranche)). Five of the seven tranches of PSOs vested over the eight-year performance period ending in fiscal 2025

The Compensation Committee approved this compensation package based on several factors, including competitive pay data drawn from the companies in our compensation peer group, input from the Compensation Committee’s independent compensation consultant and an assessment of Mr. Ellison’s overall responsibility for business strategy, corporate vision and technology innovation. The Compensation Committee emphasized the objectives of retaining his services and providing meaningful incentives for superior performance and engagement. The Compensation Committee believes that Mr. Ellison, as Oracle’s Founder who has guided the company for over 45 years, is invaluable. Although Mr. Ellison has a significant equity interest in Oracle, the Compensation Committee believes his annual compensation package is necessary to maintain the focus of his visionary drive and his active role in our operations, technology, and strategic growth priorities. The Compensation Committee also believes that Mr. Ellison’s role as an executive at Oracle is distinct from his roles as a director and significant stockholder.

48 2025 Annual Meeting of Stockholders

Fiscal 2025 Compensation for Ms. Catz, Executive Vice Chair and Former CEO

Annual Base Salary	$950,000

Performance-Based Cash Bonus
A target cash bonus opportunity under the Executive Bonus Plan of $5,000,000 based on the growth in our non-GAAP
operating income over the preceding fiscal year multiplied by 0.2632%
Ms. Catz received no bonus payment

Long-Term Incentive Compensation
New awards granted: None

Payout of previously granted PSOs: The fourth and fifth tranche of PSOs vested on June
 24, 2025
upon achieving two operational goals in fiscal 2025 (attaining $20 billion in non-GAAP
total cloud revenues in a fiscal year (fourth tranche) and attaining $10 billion in non-GAAP
total PaaS and IaaS revenues in a fiscal year (fifth tranche)). Five of the seven tranches of PSOs vested over the eight-year performance period ending in fiscal 2025

The Compensation Committee approved this compensation package after considering several factors, including market-competitive pay data from our peer group, guidance from the Compensation Committee’s independent compensation consultant, and an evaluation of Ms. Catz’s significant responsibilities. As our CEO in fiscal 2025, Ms. Catz led Oracle’s long-term strategy, operations, culture, and financial performance. Her leadership was especially critical to Oracle’s transformation from a major licensed software supplier to a premier provider of cloud infrastructure and full-stack applications. As our principal financial officer in fiscal 2025, she also had oversight and responsibility for the accuracy and integrity of our financial results.
Fiscal 2025 Compensation for Mr. Henley, Executive Vice Chair

Annual Base Salary	$650,000

Performance-Based Cash Bonus
A target cash bonus opportunity of $500,000 under the Executive Bonus Plan based on the growth in our non-GAAP
operating income over the preceding fiscal year multiplied by 0.0263%
Mr. Henley received no bonus payment

Long-Term Incentive Compensation	New awards granted: An annual award of 53,703 RSUs
The Compensation Committee approved this compensation package based on several factors, including competitive pay data drawn from the companies in our compensation peer group, input from the Compensation Committee’s independent compensation consultant, the recommendations of Ms. Catz and Mr. Ellison and an assessment of Mr. Henley’s highly valued contributions to Oracle’s strategic priorities, management and operations. Mr. Henley regularly meets with significant Oracle customers and is instrumental in closing major commercial transactions worldwide. As Oracle’s former CFO and a seasoned executive with over 30 years of experience at Oracle, Mr. Henley also serves as a trusted advisor to our senior executives.
Fiscal 2025 Compensation for Mr. Levey, Executive Vice President, Chief Legal Officer

Annual Base Salary	$950,000

Cash Bonus
A target cash bonus opportunity of $750,000 under our discretionary corporate bonus plan, which is funded based on the growth in our non-GAAP
operating income over the preceding fiscal year and paid based on individual allocations
Mr. Levey received no bonus payment

Long-Term Incentive Compensation	New awards granted: An annual award of 83,538 RSUs
The Compensation Committee approved this compensation package based on several factors, including competitive pay data drawn from the companies in our compensation peer group as provided by the Compensation Committee’s independent compensation consultant, the recommendation of Ms. Catz and an assessment of Mr. Levey’s

2025 Annual Meeting of Stockholders 49

significant role and responsibilities overseeing all legal matters at Oracle and managing a large-scale multinational legal team. Mr. Levey plays a critical role in setting the strategy for Oracle’s litigation and regulatory matters and provides leadership in the areas of compliance and ethics, data protection and privacy, intellectual property and corporate governance, among other responsibilities.
Fiscal 2025 Compensation for Ms. Smith, Executive Vice President, Chief Accounting Officer

Annual Base Salary	$504,469

Cash Bonus
A target cash bonus opportunity of $500,000 under our discretionary corporate bonus plan, which is funded based on the growth in our non-GAAP
operating income over the preceding fiscal year and paid based on individual allocations
Ms. Smith received no bonus payment

Long-Term Incentive Compensation	New awards granted: An annual award of 47,736 RSUs
The Compensation Committee approved this compensation package based on several factors, including competitive pay data drawn from the companies in our compensation peer group as provided by the Compensation Committee’s independent compensation consultant, the recommendation of Ms. Catz and an assessment of Ms. Smith’s significant role and responsibilities overseeing Oracle’s quarterly accelerated financial reporting, international statutory reporting and managing a large-scale multinational finance team. Ms. Smith is responsible for a wide range of areas including revenue operations, procurement operations, finance business transformation using Oracle’s technology, M&A finance integration and sharing Oracle’s experience with customers.
Fiscal 2025 Compensation for Mr. Screven, Former Executive Vice President, Chief Corporate Architect

Annual Base Salary	$900,000

Performance-Based Cash Bonus
A target cash bonus opportunity of $2,500,000 under the Executive Bonus Plan based on the growth in our non-GAAP
operating income over the preceding fiscal year multiplied by 0.1316%
Mr. Screven received no bonus payment

Mr. Screven was not entitled to a bonus under the Executive Bonus Plan due to his retirement as an officer of the company

Long-Term Incentive Compensation	New awards granted: An annual award of 107,405 RSUs, all of which was subsequently cancelled/forfeited
The Compensation Committee approved this compensation package based on several factors, including competitive pay data drawn from the companies in our compensation peer group, input from the Compensation Committee’s independent compensation consultant and the recommendations of Ms. Catz and Mr. Ellison. The Compensation Committee determined that Mr. Screven drove technology and architecture decisions across all Oracle products to ensure that product development was consistent with Oracle’s overall long-term strategy. Mr. Screven also played a critical role by leading company-wide strategic initiatives, including with respect to industry standards and cybersecurity.
Mr. Screven retired from his position as Executive Vice President, Chief Corporate Architect effective March 1, 2025. Mr. Screven remained employed by Oracle on a part-time basis as a technical advisor until June 6, 2025. In connection with retirement from his role, the Compensation Committee approved the following changes to Mr. Screven’s compensation: (i) a 50% reduction in salary to $450,000, and (ii) cancellation of 50% of Mr. Screven’s outstanding unvested RSUs granted on August 3, 2021, September 20, 2022, September 15, 2023 and September 19, 2024. His remaining unvested RSUs were cancelled upon the end of his employment with Oracle on June 6, 2025.
Elements of Our Executive Compensation Program

Base Salary
Base salary represents the only fixed component of the three principal elements of our executive compensation program and is intended to provide a baseline amount of annual compensation for our NEOs. When setting base

50 2025 Annual Meeting of Stockholders

salary levels, the Compensation Committee considers the base salaries paid to NEOs in comparable positions at the companies in our compensation peer group, Oracle’s performance and the individual NEO’s contributions to Oracle.
During fiscal 2025, Mr. Ellison’s base salary was set at $1 but it was subsequently increased to $950,000 starting in fiscal 2026. During fiscal 2025, Ms. Catz’s base salary was $950,000. In fiscal 2025, Mr. Henley received a base salary of $650,000, Mr. Levey received a base salary of $950,000, Ms. Smith received a base salary of $504,469 and Mr. Screven received a base salary of $900,000 prior to his retirement as an officer of the company.

Annual Cash Bonuses
No Payment of Annual Cash Bonuses for Fiscal 2025
For fiscal 2025, the Compensation Committee made the decision not to approve annual bonuses under Oracle’s annual cash bonus programs. This decision is not a reflection of individual performance and the executive team supported the decision. The performance of our senior executive officers remained strong as they exceeded their performance metrics. However, as part of the company’s prioritization of capital in support of strategic priorities that are critical to Oracle’s AI journey and long-term growth strategy, the Compensation Committee determined that preserving available cash to fund these strategic projects was in the best interest of the company and its stockholders.
Performance-Based Cash Bonuses under the Executive Bonus Plan
Our stockholder-approved Executive Bonus Plan is intended to motivate our senior executive officers by rewarding them when our annual financial performance objectives are met or exceeded.
Under the Executive Bonus Plan, the Compensation Committee assigns each participant an annual target cash bonus opportunity and establishes the financial performance metric or metrics that must be achieved before an award will be paid to the participant for the year.
As noted above, Messrs. Ellison and Henley and Ms. Catz would have been paid annual cash bonuses, however, their respective bonuses were reduced to zero as part of the Compensation Committee’s determination to preserve capital in furtherance of Oracle’s strategic priorities.
Cash Bonus Opportunity for Mr. Levey and Ms. Smith
Executive officers who do not participate in the performance-based Executive Bonus Plan may be eligible to receive a bonus which is funded based on non-GAAP
operating income growth and paid based on discretionary recommendations by the Compensation Committee for individual allocations. At the beginning of each fiscal year, the Compensation Committee sets target and maximum discretionary bonus amounts for certain executive officers who are eligible to receive such bonuses. After the size of the discretionary bonus pool has been determined, the Compensation Committee approves the bonus amount to be paid to each eligible executive officer based on management and the Compensation Committee’s subjective evaluation of a variety of factors, including the executive officer’s past performance, experience and level of responsibility, potential future contributions to Oracle’s success and expected changes in the executive officer’s workload and responsibilities. The Compensation Committee takes a disciplined approach with respect to awarding discretionary bonuses and generally only does so if Oracle’s non-GAAP
operating income grows year-over-year.
As noted above, Mr. Levey and Ms. Smith would have been paid annual cash bonuses; however, their respective bonuses were reduced to zero as part of the Compensation Committee’s determination to preserve capital in furtherance of Oracle’s strategic priorities.

Long-Term Incentive Compensation
Our philosophy with regard to granting long-term incentive compensation is to:

•	be sensitive to the overall number and value of shares of Oracle common stock underlying the equity awards granted;

•
effectively manage the overall net dilution resulting from our use of equity as a compensation tool by granting equity awards to a relatively small number of employees, with a focus on our senior executive officers, engineers and high performers in other areas of our business; and

2025 Annual Meeting of Stockholders 51

•
provide the largest awards to our top performers and individuals with the greatest responsibilities because they have the potential and ability to contribute the most to the success of our business and the creation of long-term stockholder value.

Consistent with this philosophy, our cumulative potential dilution since June 1, 2022 has been an annualized rate of 1.7% per year. For details on the calculation of our cumulative potential dilution, see Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on
Form 10-K
for fiscal 2025.
Long-Term Incentive Compensation for Mr. Ellison and Ms. Catz
Previously awarded long-term incentive compensation for Mr.
 Ellison and Ms.
 Catz is 100% performance-based
. In fiscal 2018, the Compensation Committee granted each of Mr. Ellison and Ms. Catz an equity award consisting entirely of PSOs that could be earned in seven equal tranches, with one tranche vesting only upon the attainment of a stock price goal and each of the remaining six tranches vesting only upon the attainment of one of six market capitalization and operational performance goals, with achievement of both a market capitalization and matching operational performance goal required for a tranche to vest. Performance measured against the goals was evaluated annually. The eight-year performance period for the PSOs concluded at the end of fiscal 2025, with five of the seven tranches earned and vested.
In fiscal 2025, the Compensation Committee did not grant any new equity awards to Mr.
 Ellison or Ms.
 Catz
. The PSOs were intended to represent eight years of long-term incentive compensation for each of Mr. Ellison and Ms. Catz. The Compensation Committee continued to honor its original commitment to our stockholders and did not grant any new equity awards to Mr. Ellison or Ms. Catz during fiscal 2025. See pages 41 and 42 for details on the PSOs.
Long-Term Incentive Compensation for Mr. Henley, Mr. Levey, Ms. Smith and Mr. Screven
Our other NEOs receive long-term equity compensation in the form of RSUs that vest in equal annual installments over four years from the date of grant. The Compensation Committee believes that RSUs serve as an effective performance incentive for these executive officers because they become more valuable as our stock price increases (which benefits all stockholders) and fully vest only if the recipient remains employed through the final vesting date. Because RSUs have value to the recipient even in the absence of stock price appreciation, RSUs help retain and incentivize employees during periods of market volatility, and result in Oracle granting fewer shares of common stock than through stock options of equivalent grant date fair value.
In fiscal 2025, Mr. Henley received an annual award of 53,703 RSUs, Mr. Levey received an annual award of 83,538 RSUs, Ms. Smith received an annual award of 47,736 RSUs and Mr. Screven received an annual award of 107,405 RSUs. In determining the long-term incentive compensation to be awarded to Mr. Henley, Mr. Levey, Ms. Smith and Mr. Screven, the Compensation Committee desired to provide strong retention incentives
with
the value ultimately delivered tied to stockholder returns
. The Compensation Committee considered the critical nature of the roles that Mr. Henley, Mr. Levey, Ms. Smith and Mr. Screven perform and their performance in such roles. Mr. Henley is Executive Vice Chair of the Board, former CFO of Oracle and a seasoned executive who serves as a trusted advisor to our senior executives. Mr. Levey has material duties that include overseeing Oracle’s legal compliance. Ms. Smith has material duties including overseeing Oracle’s financial statements and financial reporting. Prior to his retirement, Mr. Screven had material duties including overseeing Oracle’s security compliance. The Compensation Committee believes that awarding performance-based long-term incentive compensation to these particular executive officers could create undesirable incentives. Accordingly, the Compensation Committee instead determined to grant RSUs with an extended, four-year vesting schedule, as this motivates the executives to deliver sustained, holistic performance and more appropriately balances their incentives relative to their roles while in turn encouraging the creation of long-term value for our stockholders. A portion of Mr. Screven’s RSUs were cancelled in connection with his retirement as an officer and transition to part-time employment with the company.
Equity Awards and Grant Administration
The Board has designated the Compensation Committee as the administrator of the 2020 Equity Plan and the Directors’ Stock Plan. The Compensation Committee, among other things:

•	selects award recipients under the 2020 Equity Plan;

•	approves the form of grant agreements;

52 2025 Annual Meeting of Stockholders

•	determines the terms and restrictions applicable to the equity awards; and

•	adopts sub-plans for particular subsidiaries and locations.
The Board has delegated to a separate committee comprised of executive officers an annual equity award budget for equity award grants to certain employees. Among other limitations, the executive officer committee cannot grant equity to non-employees
or to certain senior executives whose compensation is within the purview of the Compensation Committee alone. Equity awards approved by either the Compensation Committee or the executive officer committee during a calendar month are typically granted together on a pre-established
day of the following month.
The Compensation Committee and F&A Committee also monitor the dilution and “overhang” effects of our outstanding equity awards in relation to the total number of outstanding shares of Oracle common stock.
Equity Award Timing Policies and Practices
We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such awards. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee has historically granted such awards on a predetermined annual schedule. In fiscal 2025, we did not grant new awards of stock options, stock appreciation rights, or similar option-like instruments to our NEOs.

All Other Compensation
Limited Perquisites and Personal Benefits
In fiscal 2025, we provided our NEOs with limited perquisites and personal benefits, each of which the Compensation Committee believes are reasonable and in the best interests of Oracle and our stockholders. Certain of these perquisites and personal benefits are described in more detail below. For our NEOs whose total perquisites and personal benefits exceeded $10,000 in total value in fiscal 2025, the amounts of such perquisites and personal benefits are reported in the “All Other Compensation” column of the SCT.

➢	Residential Security
During fiscal 2025, Oracle maintained a residential security program for the protection of Mr. Ellison and Ms. Catz based on an assessment of risk, which includes consideration of the executive’s position and work location. We require these security measures for Oracle’s benefit because of the importance of these executives to Oracle and to address specific threats and safety concerns, and we believe these security costs help to ensure our executives’ safety and are reasonable, necessary and appropriate business expenses since these costs arise from the nature of the executives’ employment at Oracle.
The Compensation Committee reviews and approves the residential security budget each year, which includes a review of the actual and credible threats made against our senior executives during the last completed fiscal year. In fiscal 2025, Oracle provided a fixed budget in the amount of $6 million for Mr. Ellison’s residential security protection. Any unused funding would be refunded to Oracle and all overages would be paid by Mr. Ellison. For Ms. Catz, in fiscal 2025 Oracle paid to augment the existing security system at her primary residence. The Compensation Committee believes that costs associated with this security program are a necessary and appropriate business expense.
We view the security services provided for our senior executives as an integral part of our risk management program and as necessary and appropriate business expenses. However, because they may be viewed as conveying a personal benefit to these individuals, we include the aggregate incremental costs to Oracle of these services in the total value of perquisites and personal benefits paid to Mr. Ellison and Ms. Catz.

➢	Aircraft Use
Our company-owned aircraft are considered a business tool to be used for essential business purposes only. In fiscal 2025, our policy regarding the use of company-owned aircraft prohibited the use of the aircraft for non-business
travel by all employees other than Mr. Ellison and Ms. Catz. In fiscal 2025, Mr. Ellison and Ms. Catz used company-owned aircraft for personal travel. The aggregate incremental cost to Oracle for use of the company-owned aircraft

2025 Annual Meeting of Stockholders 53

for
non-business
travel in fiscal 2025 was $60,435 for Mr. Ellison and $114,113 for Ms. Catz. The aggregate incremental cost of non-business
use of our company-owned aircraft includes the variable costs incurred by Oracle to operate the aircraft for such use, including fuel costs, crew expenses (including travel, lodging and meals), in-flight
catering, landing fees, communication expenses and other trip-related variable costs, and does not include fixed costs that would be incurred regardless of whether there was any non-business
use of the aircraft, such as aircraft purchase costs, pilot and crew salaries, insurance costs and maintenance. For trips that involve mixed non-business
and business usage, we include the incremental cost of any
non-business
usage (i.e., the excess of the cost of the actual trip over the cost of a hypothetical trip without the non-business
usage). We include the aggregate incremental costs to Oracle of this personal travel in the total value of perquisites and personal benefits paid to Mr. Ellison and Ms. Catz.
We also permit our NEOs to be accompanied by guests during business travel on private aircraft that are provided by Oracle. This may be deemed to be a “personal benefit” for our NEOs and we include any aggregate incremental costs incurred by Oracle in the total value of perquisites and personal benefits paid to our NEOs. We believe there was no aggregate incremental cost to Oracle during fiscal 2025 as a result of our NEOs being accompanied by guests when traveling on Oracle business.
To the extent required by tax regulations, amounts associated with non-business
use of our company-owned aircraft are imputed as income and no tax gross-ups
are provided to our NEOs for this imputed income. Additionally, in certain instances, a portion of the aircraft costs for either non-business
travel or which is attributable to
non-business
passengers, cannot be deducted by Oracle for corporate income tax purposes. When applicable, we disclose the amount of these incremental forgone tax deductions in the footnotes accompanying the SCT. In fiscal 2025, use of our company-owned aircraft by our NEOs did not result in a loss of a corporate income tax deduction.

➢	Legal Counsel Fees
We hire legal counsel to assist our executives with complying with reporting obligations under applicable laws in connection with their personal political campaign contributions. We view this as a necessary and appropriate business expense because the personal political contributions of our executives can trigger disclosure obligations by Oracle. However, because this may be viewed as conveying a personal benefit to these individuals, we include the costs incurred by Oracle in connection with such legal counsel in the total value of perquisites and personal benefits paid to our NEOs.
Insurance Premiums
All Oracle employees are eligible to receive flexible credits to be used toward covering the premiums for cafeteria-style benefit plans, including life insurance and long-term disability benefits. The amounts of flexible credits received by our NEOs are reported in the “All Other Compensation” column of the SCT.
401(k) Plan
Our U.S. employees, including certain of our NEOs, are eligible to participate in our 401(k) Plan and we match 50% of an eligible salary deferral up to the first 6% of such deferrals, not to exceed $5,100 in a calendar year and subject to a multi-year vesting schedule. The amounts of the matching contributions are reported in the “All Other Compensation” column of the SCT.
Pension Benefits or Supplemental Retirement Benefits
During fiscal 2025, other than the 401(k) Plan and our deferred compensation programs described below, we did not provide any pension or retirement benefits to our U.S. based NEOs and do not believe that these types of benefits are necessary to further the objectives of our executive compensation program at this time. In Ireland, where Ms. Smith is based, employees are eligible for retirement benefits under a customary retirement benefits scheme with a company contribution feature.
We offer the 1993 Deferred Compensation Plan (the Cash Deferred Compensation Plan) to certain employees, including eligible NEOs, under which participants may elect to defer all or a portion of their base salary and annual cash bonus. We also offer certain employees, including eligible NEOs, the ability to defer the settlement of their earned and vested RSUs under the terms of the Oracle Corporation Stock Unit Award Deferred Compensation Plan (the RSU Deferred Compensation Plan). We offer these plans because we believe they are competitive elements of compensation for our NEOs. For a description of our Cash Deferred Compensation Plan and RSU Deferred Compensation Plan, see “Executive Compensation—Fiscal 2025
Non-Qualified
Deferred Compensation Table” beginning on page 61.

54 2025 Annual Meeting of Stockholders

Severance, Change in Control and Death Benefits
Each of our current NEOs, other than Ms. Smith, is employed “at will.” Ms. Smith has an employment agreement with customary notice periods that is standard for all employees based in Ireland. None of our NEOs has an employment agreement with Oracle that provides for payments or benefits in the event of a termination of employment or in connection with a change in control of Oracle.
If Oracle is acquired, all RSUs and time-based stock options granted to our employees (including our NEOs) under the 2020 Equity Plan and the Amended and Restated 2000 Long-Term Equity Incentive Plan (the Prior Plan) will become fully vested if (1) the equity awards are not assumed or (2) the equity awards are assumed and the holder’s employment is terminated without cause within 12 months after the acquisition. The vesting acceleration provisions apply to all employees who receive or have received equity awards under the 2020 Equity Plan and/or the Prior Plan and they are not subject to any other material conditions or obligations. In addition, if any employee of Oracle dies while employed by Oracle, Oracle’s standard forms of RSU grant agreement under the 2020 Equity Plan and the Prior Plan provide for one additional tranche of vesting of RSUs for all grantees, including executives. The Prior Plan also provided for two additional tranches of vesting of time-based stock options upon a grantee’s death, including executives.
Pursuant to the terms of the PSO grant agreements, in the event of a change in control of Oracle during the performance period, any unearned tranches subject to market capitalization goals and operational performance goals would be earned only to the extent any unmatched market capitalization goals had been met on or before the trading date immediately prior to the change in control. In addition, pursuant to the terms of the PSO grant agreements, upon the applicable NEO’s death, his or her unvested PSOs would have remained outstanding and eligible to vest through the next vesting measurement date following his or her death. Such provisions are no longer applicable following the end of the eight-year performance period of the PSOs at the end of fiscal 2025.
Other Factors in Setting Executive Compensation
Compensation Consultant
The Compensation Committee selected and directly engaged Compensia, Inc. (Compensia), a national compensation consulting firm, as its independent compensation advisor for fiscal 2025 to provide analysis and market data on executive and director compensation matters, both generally and within our industry. Compensia assisted the Compensation Committee with a comparison of our non-employee
director compensation policies and practices and our executive compensation policies and practices against a group of peer companies (as determined and identified below), the fiscal 2026 performance equity grant design and with reviewing the annual risk assessment of our compensation policies and practices applicable to our NEOs and other employees. Compensia did not determine or recommend any amounts or levels of our executive compensation for fiscal 2025.
The Compensation Committee recognizes the importance of receiving independent and objective advice from its external advisors. Consequently, the Compensation Committee is solely responsible for retaining and terminating Compensia. Compensia reports directly to the Compensation Committee and Compensia did not provide any other services to Oracle during fiscal 2025. The Compensation Committee has determined that the work resulting from Compensia’s engagement did not raise any conflicts of interest.
Peer Company Executive Compensation Comparison
The Compensation Committee, in consultation with Compensia, annually establishes a group of peer companies, which are generally in the technology sector, for comparative purposes based on a number of factors, including:

•	their size and complexity;

•	their market capitalization;

•	their competition with us for talent;

•	the nature of their businesses;

•	the industries and regions in which they operate; and

2025 Annual Meeting of Stockholders 55

•
the structure of their executive compensation programs (including the extent to which they rely on annual bonuses and other forms of variable, performance-based incentive compensation) and the availability of information about these programs.

For fiscal 2025, the companies comprising the compensation peer group consisted of:

Accenture plc	Cisco Systems, Inc.	Microsoft Corporation

Adobe Inc.	Hewlett Packard Enterprise Company	QUALCOMM Incorporated

Alphabet Inc.	Intel Corporation	Salesforce, Inc.

Amazon.com, Inc.	International Business Machines Corporation	SAP SE

Apple Inc.	Meta Platforms, Inc.
In determining fiscal 2025 executive compensation, the Compensation Committee considered, among other factors, executive pay information drawn from this group of peer companies for comparative purposes. However, the Compensation Committee did not use such information to tie any executive’s individual compensation to specific target percentiles.
Risk Assessment of Our Executive Compensation Policies and Practices
As part of its annual compensation-related risk review, the Compensation Committee considered, among others, the following factors which mitigate incentives for our executive officers to take inappropriate risks:

•
The PSOs granted to Mr. Ellison and Ms. Catz were divided into seven equal tranches that were eligible to be earned based on the attainment of rigorous stock price, market capitalization and operational performance goals within eight fiscal years of the date of grant. Consequently, Mr. Ellison and Ms. Catz only realized value from their equity awards through sustained long-term appreciation of our stock price and significant growth in our cloud business, which mitigates excessive short-term risk taking.

•
All annual performance-based cash bonuses are subject to a specified dollar cap that limits the maximum amount payable to an NEO and may be decreased in the Compensation Committee’s discretion, which protects against an NEO receiving a windfall or disproportionately large bonus relative to the Compensation Committee’s assessment of our actual financial performance.

•
The financial metric used in the Executive Bonus Plan for Ms. Catz and Messrs. Ellison, Henley and Screven is year-over-year growth in Oracle’s non-GAAP
operating income. The Compensation Committee selected
non-GAAP
operating income growth in part because it is the metric that funds our discretionary corporate bonus plan for all eligible employees (including Mr. Levey and Ms. Smith). The Compensation Committee believes this alignment in bonus metrics is advantageous because it ensures all senior executives are working towards a common goal. Additionally, our management regularly uses this metric to understand, manage and evaluate our business and make operating decisions. Using this metric for the annual performance-based cash bonus opportunities further aligns these NEOs’ interests with our business goals.

•
We maintain a clawback policy that complies with SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and also permits Oracle to seek to recover incentive compensation from executive officers and certain other employees who are determined to have engaged in, or in some cases to have been aware of or willfully blind to, significant misconduct.

•
Each of our senior officers is subject to robust stock ownership requirements described in “Corporate Governance—Stock Ownership Guidelines for Directors and Senior Officers” on page 30. Our senior officers would experience significant lost value in their holdings of Oracle common stock and potentially all of the value of their Oracle stock options and other equity awards if our stock price suffered an extended decline due to inappropriate or unnecessary risk taking.

Tax and Accounting Considerations
Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. The

56 2025 Annual Meeting of Stockholders

Compensation Committee considers the deductibility of compensation as one factor in making executive compensation decisions, including grandfathering rules that apply to certain arrangements that were in effect in November 2017, such as the PSOs. However, the Compensation Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.
Accounting considerations also play a role in the design of our executive compensation program. Accounting rules require us to expense the grant date fair values of our equity awards (that is, the value of our equity awards based on U.S. generally accepted accounting principles (GAAP)), which reduces the amount of our reported profits under U.S. GAAP. Because of this stock-based expensing and the impact of dilution to our stockholders, we closely monitor the fair values and the number of the equity awards that are granted each year.
Compensation Recovery (Clawback) Policy
We maintain a clawback policy that complies with the SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and also permits Oracle to seek to recover incentive compensation from executive officers and certain other employees who are determined to have engaged in, or in some cases to have been aware of or willfully blind to, significant misconduct. A copy of our Compensation Clawback Policy was filed as Exhibit 97 to our Annual Report on Form
10-K
for fiscal 2025.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by:	George H. Conrades, Chair Naomi O. Seligman, Vice Chair Charles W. Moorman Leon E. Panetta

2025 Annual Meeting of Stockholders 57

Fiscal 2025 Summary Compensation Table

The following table provides summary information concerning cash, equity and other compensation awarded to or earned by our NEOs in fiscal 2025, 2024 and 2023.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (4)	Stock Awards ($) (5)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (6)	All Other Compensation ($)		Total ($)
Lawrence J. Ellison (1)	2025	1	—	—	—	—	5,643,947	(7)	5,643,948
Executive Chair and Chief	2024	1	—	—	—	5,292,260	3,013,678		8,305,939
Technology Officer	2023	1	—	—	—	4,165,213	3,136,719		7,301,933
Safra A. Catz (2)	2025	950,000	—	—	—	—	163,417	(8)	1,113,417
Executive Vice Chair and Former	2024	950,000	—	—	—	5,292,260	221,974		6,464,234
Chief Executive Officer	2023	950,000	—	—	—	4,165,213	135,467		5,250,680
Jeffrey O. Henley	2025	650,000	—	8,799,774	—	—	8,717	(9)	9,458,491
Executive Vice Chair	2024	650,000	—	8,712,433	—	529,226	7,954		9,899,613
	2023	650,000	—	8,608,921	—	416,521	8,050		9,683,492
Stuart Levey	2025	950,000	—	13,688,537	—	—	40,091	(10)	14,678,628
EVP, Chief Legal Officer	2024	950,000	1,000,000	11,616,614	—	—	15,682		13,582,296
	2023	557,765	650,000	11,537,388	—	—	12,036		12,757,189
Maria Smith	2025	504,469	—	7,822,021	—	—	134,893	(11)	8,461,383	(13)
EVP, Chief Accounting Officer
Edward Screven (3)	2025	796,154	—	17,599,383	—	—	7,167	(12)	18,402,704
Former EVP, Chief Corporate	2024	900,000	—	17,424,865	—	2,646,130	7,980		20,978,975
Architect	2023	900,000	—	17,217,777	—	2,082,607	8,050		20,208,434
(1)	Although Mr. Ellison is not an NEO for fiscal 2025 under applicable SEC rules, we have included his compensation in the presentation of the compensation tables as voluntary disclosure.

(2)	Ms. Catz served as our CEO and PFO during the entirety of fiscal 2025, 2024 and 2023. On September 22, 2025, Ms. Catz retired as CEO and PFO and became Executive Vice Chair of the Board.

(3)
Mr. Screven retired from his position as an officer of the company, effective March 1, 2025 and remained employed as a part-time advisor until June 6, 2025. Effective as of his retirement as an officer, Mr. Screven’s base salary was reduced to $450,000 and one-half
of his outstanding RSUs (including his grant in respect of fiscal 2025) were forfeited to the company. His remaining unvested RSUs were cancelled upon the end of his employment with Oracle on June 6, 2025.

(4)
No cash bonus was paid to either Mr. Levey or Ms. Smith under our discretionary corporate bonus plan based upon the Compensation Committee’s decision not to approve cash bonuses in fiscal year 2025. See “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Annual Cash Bonuses—Cash Bonus Opportunity for Mr. Levey and Ms. Smith” on page 51 for further discussion of discretionary bonuses.

(5)
The amounts reported in this column represent the aggregate grant date fair values of RSUs (for Mr. Henley, Mr. Levey, Ms. Smith and Mr. Screven) granted during the relevant fiscal years computed in accordance with FASB ASC 718. For information on the valuation assumptions used in our computations, see Note 11 to our Consolidated Financial Statements in our Annual Report on
Form 10-K
for fiscal 2025. See “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Long-Term Incentive Compensation—Long-Term Incentive Compensation for Mr. Henley, Mr. Levey, Ms. Smith and Mr. Screven” on page 52 for a discussion of these awards. The amounts reported do not reflect whether the NEO has actually realized or will realize an economic benefit from these awards.

(6)
No performance-based cash bonuses were paid under the Executive Bonus Plan based upon the Compensation Committee’s decision not to approve cash bonuses in fiscal year 2025. See “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Annual Cash Bonuses—Performance-Based Cash Bonuses under the Executive Bonus Plan” on page 51 for a discussion of performance-based bonuses.

(7)
This amount represents (i) Company matching contributions under our 401(k) Plan of $5,100, (ii) flexible credits used towards covering the premiums for cafeteria-style benefit plans in the amount of $466, (iii) security-related costs and expenses of $5,564,838 for Mr. Ellison’s primary residence, (iv) legal counsel fees and (v) aggregate incremental costs to Oracle of $60,435 for Ms. Ellison’s use of Oracle’s private aircraft for non-business
travel. For more information see “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—All Other Compensation” beginning on page 53.

(8)
This amount represents (i) Company matching contributions under our 401(k) Plan of $5,100, (ii) flexible credits used towards covering the premiums for cafeteria-style benefit plans in the amount of $14,786, (iii) security-related costs and expenses to augment the existing security system at Ms. Catz’s primary residence, (iv) legal counsel fees and (v) aggregate incremental costs to Oracle of $114,113 for Ms. Catz’s use of Oracle’s private aircraft for non-business
travel. For more information see “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—All Other Compensation” beginning on page 53.

58 2025 Annual Meeting of Stockholders

(9)
This amount represents (i) Company matching contributions under our 401(k) Plan of $5,100 and (ii) flexible credits used towards covering the premiums for cafeteria-style benefit plans in the amount of $2,753. For more information see “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—All Other Compensation” beginning on page 53.

(10)
This amount represents (i) Company matching contributions under our 401(k) Plan of $4,385, (ii) flexible credits used towards covering the premiums for cafeteria-style benefit plans in the amount of $14,544, (iii) event tickets provided for personal use in the amount of $20,794 and (iv) legal counsel fees. For more information see “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—All Other Compensation” beginning on page 53.

(11)
This amount represents (i) Company contributions under our Irish Retirement Benefits Scheme of $80,357, (ii) medical insurance coverage in the amount of $5,059, (iii) life insurance and disability insurance in the amount of $23,581 and (iv) flexible benefits cash in the amount of $25,529. These amounts were paid in euro and converted to U.S. dollars using an exchange rate of 1.08 USD per EUR measured as of May 29, 2024. For more information see “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—All Other Compensation” beginning on page 53.

(12)
This amount represents (i) Company matching contributions under our 401(k) Plan of $4,373 and (ii) flexible credits used towards covering the premiums for cafeteria-style benefit plans in the amount of $2,425. For more information see “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—All Other Compensation” beginning on page 53.

(13)	Ms. Smith is based in Ireland and is paid in euro. Her compensation amounts were converted to U.S. dollars using an exchange rate of 1.08 USD per EUR measured as of May 29, 2024.
Grants of Plan-Based Awards During Fiscal 2025 Table

The following table shows equity and
non-equity
plan-based awards granted to our NEOs during fiscal 2025. The equity awards identified in the table below are also reported in the Outstanding Equity Awards at Fiscal 2025
Year-End
Table.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Grant Date Fair Value of Stock Awards ($) (4)
Name	Grant Date	Award Type	Threshold ($)	Target ($) (2)	Maximum ($) (2)
Lawrence J. Ellison (1)		Cash Bonus	—	5,000,000	10,000,000
Safra A. Catz		Cash Bonus	—	5,000,000	10,000,000
Jeffrey O. Henley	9/19/2024	RSUs				53,703	8,799,774
		Cash Bonus	—	500,000	1,000,000
Stuart Levey	9/19/2024	RSUs				83,538	13,688,537
Maria Smith	9/19/2024	RSUs				47,736	7,822,021
Edward Screven	9/19/2024	RSUs				107,405	17,599,383
		Cash Bonus	—	2,500,000	5,000,000

(1)	Although Mr. Ellison is not an NEO for fiscal 2025 under applicable SEC rules, we have included his compensation in the presentation of the compensation tables as voluntary disclosure.

(2)
The target plan award amounts reported in these columns are determined based on our internal profitability expectations for the fiscal year multiplied by the individual’s bonus percentage under the Executive Bonus Plan. The maximum plan award amounts are equal to 200% of the applicable target. The actual payout amount for fiscal 2025 under the Executive Bonus Plan was $0 for each of Messrs. Ellison, Henley, Screven and Ms. Catz, as reported in the
“Non-Equity
Incentive Plan Compensation” column of the SCT above, notwithstanding actual achievement due to the Compensation Committee’s determination not to approve bonuses for fiscal 2025. The nonpayment of a bonus was not a reflection of individual performance. See “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Annual Cash Bonuses” beginning on page 51 for a discussion of the material features of the Executive Bonus Plan for fiscal 2025.

(3)
The RSUs reported in this column were granted under the 2020 Equity Plan. The RSUs vest 25% per year over four years on the anniversary of the date of grant, in each case, subject to the NEO’s continued employment through each applicable vesting date. 50% of Mr. Screven’s outstanding RSU grant was canceled in connection with his retirement as an officer of the company effective March 1, 2025. The remaining unvested portion of Mr. Screven’s RSU grant was forfeited when he ceased working for the Company on June 6, 2025.

(4)
The amounts reported in this column represent the aggregate grant date fair values of RSUs granted during fiscal 2025 computed in accordance with FASB ASC 718. For information on the valuation assumptions used in our computations, see Note 11 to our Consolidated Financial Statements in our Annual Report on Form
10-K
for fiscal 2025.

2025 Annual Meeting of Stockholders 59

Outstanding Equity Awards at Fiscal 2025
Year-End
Table

The following table provides information on the outstanding PSOs, RSUs and time-based stock options held by our NEOs as of May 31, 2025.

		Option Awards (2)					Stock Awards (2)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (3)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (4)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (5)	Market Value of Shares or Units of Stock That Have Not Vested ($) (6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Lawrence J. Ellison (1)	7/20/2017	7,500,000	5,000,000	5,000,000	51.13	7/20/2025
Safra A. Catz	7/20/2017	3,694,918	5,000,000	5,000,000	51.13	7/20/2025
Jeffrey O. Henley	9/19/2024						53,703	8,889,458	—	—
	9/15/2023						59,258	9,808,977	—	—
	9/20/2022						66,070	10,936,567	—	—
	8/3/2021						25,000	4,138,250	—	—
	6/27/2018	400,000	—	—	43.45	6/27/2028
	7/10/2017	400,000	—	—	49.62	7/10/2027
	6/30/2016	400,000	—	—	40.93	6/30/2026
	7/2/2015	400,000	—	—	40.36	7/2/2025
Stuart Levey	9/19/2024						83,538	13,828,045	—	—
	9/15/2023						79,011	13,078,691	—	—
	11/5/2022						78,948	13,068,262	—	—
Maria Smith	9/19/2024						47,736	7,901,740	—	—
	9/15/2023						39,506	6,539,428	—	—
	12/05/2022						22,032	3,646,957	—	—
	9/20/2022						11,012	1,822,816	—	—
	8/03/2021						3,375	558,664	—	—
Edward Screven	9/19/2024						53,702	8,889,292	—	—
	9/15/2023						59,257	9,808,811	—	—
	9/20/2022						66,070	10,936,567	—	—
	8/3/2021						25,000	4,138,250	—	—

(1)	Although Mr. Ellison is not an NEO for fiscal 2025 under applicable SEC rules, we have included his compensation in the presentation of the compensation tables as voluntary disclosure.

(2)
All time-based stock options and RSUs vest 25% per year over four years on each anniversary of the date of grant, in each case subject to the NEO’s continued employment through each applicable vesting date.

(3)
The amounts shown in this column reflect earned and unvested PSOs as of May 31, 2025. The PSOs were divided into seven equal tranches that were eligible to be earned based on the attainment of certain stock price, market capitalization and operational performance goals within eight fiscal years of the date of grant and service through the date on which performance is certified. Two operational performance goals were satisfied in fiscal 2025 and matched with the achievement of the second market capitalization goal in fiscal 2022 such that the fourth and fifth tranches (2/7 th
) of the PSOs were earned in fiscal 2025 and subsequently vested in fiscal 2026 on June 24, 2025. See “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Long-Term Incentive Compensation” beginning on page 51 and “Executive Compensation—Compensation Discussion and Analysis—Executive Summary—Eight-Year Performance-Based Stock Options” on pages 41 and 42 for a discussion of the material features of these awards, including the vesting criteria.

(4)
The amounts in this column reflect unearned and unvested PSOs as of May 31, 2025. See note (3) for additional information regarding the PSOs. These tranches were cancelled following the end of the performance period.

(5)
For Mr. Henley, Mr. Levey, Ms. Smith and Mr. Screven, this column reflects unvested RSUs. See “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Long-Term Incentive Compensation—Long-Term Incentive Compensation for Mr. Henley, Mr. Levey, Ms. Smith and Mr. Screven” on page 52 for a discussion of the material features of these awards, including the vesting criteria. Mr. Screven’s outstanding RSUs ceased vesting and were forfeited when he ended his employment with the company on June 6, 2025.

(6)	Value calculated using the closing market price of Oracle common stock on May 30, 2025 ($165.53 per share).

60 2025 Annual Meeting of Stockholders

Option Exercises and Stock Vested During Fiscal 2025 Table

The following table provides information on our NEOs’ exercise of stock options exercised to prevent such options from expiring in fiscal 2025 or fiscal 2026, and the vesting of our NEOs’ RSUs during fiscal 2025.

	Option Awards (2)		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (3)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (4)
Lawrence J. Ellison (1)	2,250,000	230,992,425	—	—
Safra A. Catz	3,805,082	510,901,635	—	—
Jeffrey O. Henley	—	—	102,787	15,400,752
Stuart Levey	—	—	65,810	11,048,066 (5)
Maria Smith	—	—	48,815	7,771,818
Edward Screven	700,000	71,508,070	205,575	30,801,666

(1)	Although Mr. Ellison is not an NEO for fiscal 2025 under applicable SEC rules, we have included his compensation in the presentation of the compensation tables as voluntary disclosure.

(2)	The options exercised by our NEOs during fiscal 2025 were all exercised in order to prevent such options from expiring in fiscal 2025 or fiscal 2026.

Name	Number of Shares Exercised	Exercise Price	Expiration Date

Lawrence J. Ellison	2,250,000	$40.47	July 24, 2024

Safra A. Catz	3,805,082	$51.13	July 20, 2025

Edward Screven	700,000	$40.47	July 24, 2024

(3)
The value realized on exercise is calculated as the difference between the market price of Oracle common stock at the time of exercise and the applicable exercise price of the stock options multiplied by the number of exercised shares. The value realized on exercise is not necessarily indicative of value actually received by the NEO, as the NEO may choose to hold (rather than sell) some or all of the shares acquired upon exercise.

(4)
The value realized on vesting equals the closing market price of Oracle common stock on the vesting date multiplied by the number of vested shares. The value realized on vesting is not necessarily indicative of value actually received by the NEO, as the NEO may choose to hold (rather than sell) some or all of the shares acquired upon vesting.

(5)
Includes the value of the vested portion of an RSU award granted on November 5, 2022 for which Mr. Levey elected to defer receipt under the RSU Deferred Compensation Plan. The value of the deferred RSUs realized on vesting is also reflected in the “Executive Contributions in FY 2025” column of the Fiscal 2025
Non-Qualified
Deferred Compensation Table below. The actual value of the RSUs realized upon settlement may be different than the value reflected in this table.

Fiscal 2025
Non-Qualified
Deferred Compensation Table

Our NEOs and certain other highly compensated employees are eligible to enroll in our Cash Deferred Compensation Plan and RSU Deferred Compensation Plan.
Cash Deferred Compensation Plan
Under the Cash Deferred Compensation Plan, employees may elect to defer annually the receipt of a portion of their compensation and thereby defer taxation of these deferred amounts until actual payment of the deferred amounts in future years. Participants may elect to defer base salary, bonus and commissions earned during a given year. The maximum amount of compensation permitted to be deferred is the amount remaining after all deductions for other benefits and taxes are first deducted from the gross payment. Participants may defer payment until age 59
1
/
2
or until termination of employment, subject to earlier payment in the event of a change in control of Oracle or death. Distributions may be made, at the participant’s option, in a lump sum payment or in installments over a period of five or ten years.
Participants may receive market returns on their deferred compensation amounts based on the performance of a variety of mutual fund-type investments selected by them. Almost all of the investment options in our Cash Deferred Compensation Plan are identical, subject to certain asset class variations, to the investment options in our 401(k) Plan.

2025 Annual Meeting of Stockholders 61

RSU Deferred Compensation Plan
Under the RSU Deferred Compensation Plan, employees may elect to defer the receipt of either 0% or 100% of their earned and vested RSUs and thereby defer taxation of the awards. Participants may elect to defer receipt for five or ten years from the grant date of the award, or until termination of employment, subject to earlier payment in the event of death and certain other circumstances. Distributions may be made, at the participant’s option, in a lump sum payment or in installments over a period of five or ten years. Dividend equivalents are credited to participants’ accounts after deferred RSUs have vested.
The table below provides information on the
non-qualified
deferred compensation of our NEOs in fiscal 2025.

Name	Executive Contributions in FY 2025 ($)	Registrant Contributions in FY 2025 ($)	Aggregate Earnings in FY 2025 ($) (2)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at FY 2025-end ($)
Lawrence J. Ellison (1)
Cash Deferred Compensation (3)	—	—	7,065,077	—	60,365,893
Safra A. Catz	—	—	—	—	—
Jeffrey O. Henley
Cash Deferred Compensation (4)	672,458	—	1,828,834	—	12,055,764
Stuart Levey
RSU Deferred Compensation (5)	6,780,844	—	1,787,262	—	13,226,135
Maria Smith	—	—	—	—	—
Edward Screven
Cash Deferred Compensation (6)	2,908,134	—	1,177,595	—	17,627,536
RSU Deferred Compensation (7)	—	—	29,646,423	—	98,864,995

(1)	Although Mr. Ellison is not an NEO for fiscal 2025 under applicable SEC rules, we have included his compensation in the presentation of the compensation tables as voluntary disclosure.

(2)	The amounts shown in the “Aggregate Earnings in FY 2025” column are not included in the SCT for fiscal 2025 because such earnings were not preferential or above-market.

(3)
Mr. Ellison is not currently eligible to participate in the Cash Deferred Compensation Plan or the RSU Deferred Compensation Plan because his base salary is $1. Amounts shown for Mr. Ellison relate to contributions made when he was eligible to participate in the Cash Deferred Compensation Plan.

(4)
Mr. Henley participates in the Cash Deferred Compensation Plan. The amount shown in “Executive Contributions in FY 2025” for Mr. Henley represents a portion of his base salary reported in the SCT for fiscal 2025 and a portion of his annual bonus reported in the SCT for fiscal 2024. The amounts shown in the “Aggregate Balance at FY
2025-end”
column for Mr. Henley includes an additional $1,480,444 reported in the SCT for fiscal years prior to fiscal 2025.

(5)
Mr. Levey deferred receipt of an RSU award granted on November 5, 2022 under the RSU Deferred Compensation Plan. The amount shown in “Executive Contributions in FY 2025” is attributable to the value of 39,474 deferred RSUs realized on vesting in fiscal 2025. All earnings shown are attributable to credited dividend equivalents and an increase in our stock price as measured on May 30, 2025. No amounts shown were reported in the SCT compensation for fiscal 2025. The grant date fair value of Mr. Levey’s deferred RSU award granted on November 5, 2022 ($11,537,388) was previously reported in the SCT for fiscal 2023.

(6)
Mr. Screven participated in the Cash Deferred Compensation Plan. The amount shown in “Executive Contributions in FY 2025” for Mr. Screven represents a portion of his base salary reported in the SCT for fiscal 2025 and a portion of his annual bonus reported in the SCT for fiscal 2024. The amount shown in the “Aggregate Balance at FY
2025-end”
column for Mr. Screven includes an additional $8,839,880 reported in the SCT for fiscal years prior to fiscal 2025.

(7)
Mr. Screven deferred receipt of an RSU award granted on December 5, 2018 under the RSU Deferred Compensation Plan. All earnings shown are attributable to credited dividend equivalents and an increase in our stock price as measured on May 30, 2025. No amounts shown were reported in the SCT compensation for fiscal 2025. The grant date fair value of Mr. Screven’s deferred RSU award granted on December 5, 2018 ($23,050,000) was previously reported in the SCT for fiscal 2019.

62 2025 Annual Meeting of Stockholders

Potential Payments Upon Termination or Change in Control

Typically, we have entered into an employment offer letter with each of our U.S. NEOs upon hire that provides the executive is employed “at will”. Ms. Smith has an employment agreement with customary notice periods that is standard for all employees based in Ireland. None of these employment offer letters with our U.S. NEOs or Ms. Smith’s standard Irish employment agreement provide for payments or benefits upon a termination of employment or in connection with a change in control of Oracle. Only the 2020 Equity Plan and the Prior Plan provide for acceleration of equity awards upon a qualifying termination of employment or a change in control, as described below.
The accelerated vesting terms applicable to the PSOs are no longer applicable following the end of the performance period in fiscal 2025, and subsequent vesting in fiscal 2026.
No “Single-Trigger” Change in Control Benefits Under Our Equity Plan and Equity Awards
Under the 2020 Equity Plan and the Prior Plan, the vesting of RSUs and time-based stock options, including those held by our NEOs, will accelerate only if both of the following events occur:

•	Oracle is acquired; and

•	either the equity awards are not assumed, or the equity awards are assumed and the recipient’s employment is terminated without cause within 12 months following the acquisition.
Pursuant to the terms of the PSO grant agreements, in the event of a change in control during the performance period, any unearned tranches subject to market capitalization goals and operational performance goals would have been deemed earned to the extent any unmatched market capitalization goals had been met on or before the trading date immediately prior to the change in control.
The following table provides the intrinsic value as of May 30, 2025 (the last trading day of our fiscal year) of the unvested RSUs and
“in-the-money”
time-based stock options held by our NEOs that would accelerate under the circumstances described in the preceding paragraphs. The intrinsic values of the unvested RSUs were calculated by multiplying the unvested RSUs by the closing market price of Oracle common stock on May 30, 2025 ($165.53 per share). The table also includes the intrinsic value of four tranches of unearned PSOs as all six PSO market capitalization goals were achieved as of May 31, 2025 and only two additional matching operational performance goals had been certified by fiscal year end. After fiscal year end on June 24, 2025, the Compensation Committee certified the achievement of two additional operational goals earned during fiscal 2025. The intrinsic value of the PSOs was calculated by multiplying the four tranches of unearned PSOs by the amount by which the closing market price of Oracle common stock on May 30, 2025 exceeded the exercise price of the PSO.

Name	Intrinsic Value of Unvested Equity Awards ($)
Lawrence J. Ellison (1)	1,144,000,000
Safra A. Catz	1,144,000,000
Jeffrey O. Henley	33,773,251
Stuart Levey	39,974,998
Maria Smith	20,469,605
Edward Screven	33,772,920

(1)	Although Mr. Ellison is not an NEO for fiscal 2025 under applicable SEC rules, we have included his compensation in the presentation of the compensation tables as voluntary disclosure.
Death Benefits
If any employee of Oracle dies while employed by Oracle, two additional tranches of time-based stock options (if any) granted pursuant to the Prior Plan will vest upon his or her death. Oracle’s standard form of RSU grant agreement also provides for one additional tranche of vesting of RSUs for all grantees, including executives. Pursuant to the terms of the PSO grant agreements, upon the applicable NEO’s death, his or her unvested PSOs would have been subject to the same performance-based vesting terms through the next vesting measurement date following his or her death.

2025 Annual Meeting of Stockholders 63

The following table provides the intrinsic value as of May 30, 2025 (the last trading day of our fiscal year) of unvested RSUs that would accelerate on death. The intrinsic values of the unvested RSUs were calculated by multiplying the accelerated RSUs by the closing market price of Oracle common stock on May 30, 2025 ($165.53 per share). The table also includes the intrinsic value of two tranches of unearned PSOs as of the end of the 2025 fiscal year. The intrinsic value of the PSOs was calculated by multiplying the number of accelerated shares by the amount by which the closing market price of Oracle common stock on May 30, 2025 exceeded the exercise price of the PSOs.

Name	Intrinsic Value of Unvested Equity Awards ($)
Lawrence J. Ellison (1)	572,000,000
Safra A. Catz	572,000,000
Jeffrey O. Henley	15,098,488
Stuart Levey	14,350,623
Maria Smith	7,448,850
Edward Screven	15,098,653

(1)	Although Mr. Ellison is not an NEO for fiscal 2025 under applicable SEC rules, we have included his compensation in the presentation of the compensation tables as voluntary disclosure.
Equity Compensation Plan Information

The following table provides information regarding our equity compensation plans as of May 31, 2025 (shares in millions).

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#) (2)
Equity compensation plans approved by stockholders	148	53.06	426
Equity compensation plans not approved by stockholders	—	—	—
Total	148 (3)	53.06 (3)	426 (4)

(1)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options (primarily PSOs) and does not reflect the shares that will be issued upon vesting of outstanding RSU awards which have no exercise price.

(2)	Excludes the shares listed under the column heading “Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights.”

(3)
Of the approximately 148 million shares to be issued, approximately 31 million reflect shares to be issued upon exercise of outstanding stock options (primarily PSOs) with a weighted average exercise price of $53.06 per share and a weighted average remaining contractual life of 1.04 years. The remaining portion represents RSUs, which have no purchase price. Approximately 10 million shares related to PSOs outstanding as of May 31, 2025 that did not meet the required performance conditions by such date, and were subsequently forfeited by June 24, 2025, were excluded.

(4)
Includes approximately 381 million shares available for future issuance under the 2020 Equity Plan, approximately 10 million of shares from forfeited PSOs (see above), approximately 1 million shares available for future issuance under the Directors’ Stock Plan and approximately 34 million shares available for future issuance under the ESPP, including the shares subject to purchase during the offering period which commenced on April 1, 2025 (the exact number of which will not be known until September 30, 2025, the end of the offering period). Under the 2020 Equity Plan, each share issued pursuant to an option reduces the number of shares available for future issuance by one share, and each share issued pursuant to full-value awards (including RSUs) reduces the number of shares available for future issuance by 2.5 shares.

64 2025 Annual Meeting of Stockholders

CEO PAY RATIO

In accordance with SEC rules, we are providing the ratio of the annual total compensation of Ms. Catz to the annual total compensation of our median compensated employee worldwide (the median global employee) for fiscal 2025.
For fiscal 2025, the ratio of CEO to median global employee annual total compensation is 11 to 1. The fiscal 2025 total compensation of Ms. Catz was $1,113,417. The fiscal 2025 total compensation of our median global employee was $98,899.
The SEC rules allow us to identify our median global employee once every three years unless there has been a change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in our pay ratio disclosure. Since May 31, 2023, there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. As such, our median compensated global employee determination remains the same as that for fiscal 2023. However, our median employee used for purposes of our 2023 CEO pay ratio was promoted from an individual contributor role to a manager position and subsequently received increased compensation. We therefore used the next most similarly situated global employee from when we conducted the median employee analysis in 2023 to calculate our 2025 CEO pay ratio.
In calculating the CEO pay ratio, the SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Therefore, our reported CEO pay ratio may not be comparable to CEO pay ratios reported by other companies due to differences in industries and geographical dispersion, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their CEO pay ratios.

2025 Annual Meeting of Stockholders 65
PAY VERSUS PERFORMANCE

The following tables and related disclosures have been prepared in accordance with the SEC’s pay versus performance rules in Item 402(v) of Regulation
S-K
under the Exchange Act and do not necessarily reflect the economic benefit actually realized by our NEOs or the method by which the Compensation Committee makes compensation determinations. For a discussion of our executive compensation program and the Compensation Committee’s decision-making process in determining and approving our NEOs’ compensation, see “Executive Compensation—Compensation Discussion and Analysis” beginning on page 38.
Pay Versus Performance Table

Year	SCT Total for PEO ($) (1)	Compensation Actually Paid (CAP) to PEO ($) (2)	Average SCT Total for Non- PEO NEOs ($) (1)	Average CAP to Non-PEO NEOs ($) (3)	Value of Initial Fixed $100 Investment Based On:		Net Income ($) (millions)	Non-GAAP Operating Income Growth ($) (6) (millions)
					Total Shareholder Return (TSR) ($) (4)	Peer Group TSR ($) (5)

2025	1,113,417	461,805,673	11,329,031	106,537,403	231.50	172.38	12,443	1,978

2024	6,464,234	94,264,234	13,191,706	38,148,634	132.03	136.76	10,467	2,153

2023	5,250,680	304,050,680	12,487,762	96,299,855	106.80	68.89	8,503	1,309

2022	138,192,032	139,242,032	58,544,998	56,911,587	37.95	42.02	6,717	593

2021	10,631,223	40,389,348	12,161,232	31,342,646	48.84	48.00	13,746	1,618

(1)
For fiscal years 2025, 2024, 2023, 2022 and 2021, Safra A. Catz served as our principal executive officer (PEO). Our non-PEO
NEOs for fiscal years 2022 and 2021 were Lawrence J. Ellison, Edward Screven and Dorian E. Daley. Our non-PEO NEOs for fiscal years 2025, 2024 and 2023 were Jeffrey O. Henley, Stuart Levey and Edward Screven. Maria Smith was a
non-PEO
NEO for fiscal year 2025. In addition, although Mr. Ellison was not an NEO for fiscal year 2025, 2024 or 2023 under applicable SEC rules, we have voluntarily included him as a non-PEO
NEO for each of such years.

(2)
The amounts reported in this column represent the amount of “compensation actually paid” (CAP) to Ms. Catz computed in accordance with Item 402(v) of Regulation
S-K
and do not reflect the actual amount of compensation earned by or paid to Ms. Catz during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to Ms. Catz’s total compensation for each year to determine the CAP:

Year	SCT Total for PEO ($)	Deduction of Equity Amounts Reported in SCT ($)	Fair Value for Unvested Awards Granted in the Covered Year ($)	Fair Value for Vested Awards Granted in the Covered Year ($)	Change in Fair Value of Outstanding Unvested Awards from Prior Years ($)		Change in Fair Value of Awards from Prior Years that Vested in the Covered Year ($)	CAP to PEO ($)

2025	1,113,417	—	—	—	404,300,134	(a)	56,392,122	461,805,673

2024	6,464,234	—	—	—	54,300,000	(b)	33,500,000	94,264,234

2023	5,250,680	—	—	—	298,800,000	(c)	—	304,050,680

2022	138,192,032	(129,275,000)	—	—	123,300,000		7,025,000	139,242,032

2021	10,631,223	—	—	—	29,325,000		433,125	40,389,348

(a)
This amount includes the change in the fair value of 2,500,000 PSOs (representing the fourth tranche of PSOs) and 2,500,000 PSOs (representing the fifth tranche of PSOs) which were earned in fiscal 2025 and vested in fiscal 2026 on June 24, 2025.

(b)	This amount includes the change in the fair value of 2,500,000 PSOs (representing the third tranche of PSOs) which were earned in fiscal 2024 and vested in fiscal 2025 on June 27, 2024.

(c)	This amount includes the change in the fair value of 2,500,000 PSOs (representing the second tranche of PSOs) which were earned in fiscal 2023 and vested in fiscal 2024 on June 30, 2023.

66 2025 Annual Meeting of Stockholders

(3)
The amounts reported in this column represent the average amount of CAP to the non-PEO
NEOs as a group, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO
NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to the average total compensation for the non-PEO
NEOs for each year to determine the CAP:

Year	Average SCT Total for non-PEO NEOs ($)	Deduction of Average Equity Amounts Reported in SCT ($)	Average Fair Value for Unvested Awards Granted in the Covered Year ($)	Average Fair Value for Vested Awards Granted in the Covered Year ($)	Change in Average Fair Value of Outstanding Unvested Awards from Prior Years ($)		Change in Average Fair Value of Awards from Prior Years that Vested in the Covered Year ($)	Deduction of Awards from Prior Years Forfeited in the Covered Year ($)	Average CAP to non-PEO NEOs ($)

2025	11,329,031	(9,581,943)	7,831,535	—	86,045,938	(a)	14,409,251	(3,496,409)	106,537,403

2024	13,191,706	(9,438,478)	9,932,357	—	15,424,691	(b)	9,038,358	—	38,148,634

2023	12,487,762	(9,341,022)	14,522,834	—	78,125,625	(c)	504,656	—	96,299,855

2022	58,544,998	(53,190,333)	8,279,833	—	39,812,596		3,464,493	—	56,911,587

2021	12,161,232	(6,701,250)	9,715,000	—	15,523,575		644,089	—	31,342,646

(a)
This calculation includes the change in the fair value of 2,500,000 PSOs (representing the fourth tranche of PSOs) and 2,500,000 PSOs (representing the fifth tranche of PSOs) held by Mr. Ellison which were earned in fiscal 2025 and vested in fiscal 2026 on June 24, 2025.

(b)
This calculation includes the change in the fair value of 2,500,000 PSOs (representing the third tranche of PSOs) held by Mr. Ellison which were earned in fiscal 2024 and vested in fiscal 2025 on June 27, 2024.

(c)
This calculation includes the change in the fair value of 2,500,000 PSOs (representing the second tranche of PSOs) held by Mr. Ellison which were earned in fiscal 2023 and vested in fiscal 2024 on June 30, 2023.

(4)
The amounts reported in this column reflect the cumulative total stockholder return on our common stock for each of the last four fiscal years ended May 31, 2025, assuming an investment of $100 on May 31, 2020, and the reinvestment of any dividends.

(5)
The peer group used in this disclosure, the Dow Jones U.S. Technology Total Return Index, is the same peer group used in the Stock Performance Graph in Part II, Item 5 of our Annual Report on Form
10-K
for the fiscal year ended May 31, 2025. The amounts reported in this column reflect the cumulative total return of the Dow Jones U.S. Technology Total Return Index for each of the last five fiscal years ended May 31, 2025, assuming an investment of $100 on May 31, 2020.

(6)
Non-GAAP
operating income is a
non-GAAP
financial measure that reflects adjustments based on stock-based compensation expenses, amortization of intangible assets, acquisition related and other expenses and restructuring expenses. As noted in the CD&A, year-over-year growth in our non-GAAP
operating income is the financial performance metric that is used to determine performance-based cash bonuses under the Executive Bonus Plan, and which funds our discretionary bonus plan. For more information see “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Annual Cash Bonuses” beginning on page 51.

Pay Versus Performance Relationship Descriptions
The objectives of our executive compensation program are to attract and retain highly talented and productive executive officers, align the interests of our executive officers with those of our stockholders and provide incentives for their superior performance. Each element of our executive compensation program is closely linked to our business objectives and we believe that the mix of base salary, annual cash bonuses and long-term incentive compensation encourages our NEOs to make appropriate decisions that are consistent with our business strategy of constantly improving our performance and building short-term and long-term stockholder value. For additional information regarding our executive compensation program, see “Executive Compensation—Compensation Discussion and Analysis” beginning on page 38.
The CAP to our PEO increased from fiscal 2024 to fiscal 2025 as presented in the pay versus performance table primarily because two additional tranches of the PSOs became probable of achievement for accounting purposes during fiscal 2025. In contrast, during fiscal 2024, no additional tranches of the PSOs became probable of achievement for accounting purposes. Additionally, the increase in fair value for the vested tranche of PSOs was higher during fiscal 2025, compared to fiscal 2024, due to the increase in our stock price during fiscal 2025 compared to fiscal 2024. The average amount of CAP to our non-PEO
NEOs increased from fiscal 2024 to fiscal 2025 for similar reasons related to Mr. Ellison’s PSOs. For the other NEOs, the increase reflected a greater increase in our stock price during fiscal 2025 compared to fiscal 2024. The amounts for all of our NEOs include changes in the valuation of unvested equity awards, the value of which has not been realized, and the amounts reported do not reflect whether our NEOs have actually realized or will realize an economic benefit from these unvested equity awards.

2025 Annual Meeting of Stockholders 67

➢	Compensation Actually Paid and Total Stockholder Return
The following graph illustrates the relationship between CAP to our PEO and the average amount of CAP to our non-PEO
NEOs, our cumulative total stockholder return and our cumulative peer group total stockholder return for fiscal years 2021, 2022, 2023, 2024 and 2025, each as set forth in the pay versus performance table above.

Relationship Between Compensation Actually Paid and Total Stockholder Return
CAP (in Thousands)
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
TSR
$250
$200
$150
$100
$50
$0
2021
2022
2023
2024
2025
PEO CAP (in Thousands)
Average Non-PEO NEO CAP (in Thousands)
Oracle TSR
Peer Group TSR

➢	Compensation Actually Paid and Net Income
The following graph illustrates the relationship between CAP to our PEO and the average amount of CAP to our non-PEO
NEOs
and
our net income for fiscal years 2021, 2022, 2023, 2024 and 2025, each as set forth in the pay versus performance table above.

Relationship Between Compensation Actually Paid and Net Income

CAP (in Thousands)
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Net Income (in Millions)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2021
2022
2023
2024
2025
PEO CAP (in Thousands)
Average Non-PEO NEO CAP (in Thousands)
Net Income (in Millions)

68 2025 Annual Meeting of Stockholders

➢	Compensation Actually Paid and Non-GAAP Operating Income Growth
The following graph illustrates the relationship between CAP to our PEO and the average amount of CAP to our non-PEO
NEOs and our
non-GAAP
operating income growth for fiscal years 2021, 2022, 2023, 2024 and 2025, each as set forth in the pay versus performance table above.

Relationship Between Compensation Actually Paid and Non-GAAP Operating Income Growth
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
CAP (in Thousands)
$2,500
$2,000
$1,500
$1,000
$500
$0
Non-GAAP Operating Income Growth (in Millions)
2021
2022
2023
2024
2025
PEO CAP (in Thousands)
Average Non-PEO NEO CAP (in Thousands)
Non-GAAP Operating Income Growth (in Millions)

Financial Performance
Measures
The table below lists the financial performance measures that the Compensation Committee believes represent the most important financial performance measures used to link CAP to our NEOs to Oracle’s performance for fiscal 2025. The metrics noted below are the metrics associated with the operational performance goals of the PSOs held by Mr. Ellison and Ms. Catz during the preceding eight-year performance period. The Compensation Committee also believes that market capitalization goals, which are an element of the PSOs, have been important to align the long-term compensation paid to each such individual with the interests of our stockholders. See “Executive Compensation—Compensation Discussion and Analysis” beginning on page 38 for a further description of our executive compensation program. The performance measures included in this table are not ranked by relative importance.

Non-GAAP Total Cloud Revenue

Non-GAAP Total SaaS Revenue

Non-GAAP Total PaaS and IaaS Revenue

Non-GAAP SaaS Gross Margin

Non-GAAP PaaS and IaaS Gross Margin

2025 Annual Meeting of Stockholders 69

TRANSACTIONS WITH RELATED PERSONS

From time to time, we enter into transactions with entities in which an executive officer, director, 5% or more beneficial owner of our common stock or an immediate family member of these persons has a direct or indirect material interest. As set forth in its charter, the Independence Committee reviews and approves each related person transaction or series of similar transactions exceeding $120,000, including material amendments thereto.

Prior to approving any transaction, the Independence Committee must be informed or have knowledge of:

•	the related person’s relationship or interest; and

•	the material facts of the proposed transaction, and any material amendments thereto.

The proposed transaction, and any material amendments thereto, must be on terms that, when taken as a whole, are fair to Oracle.

We annually survey our non-employee directors and executive officers to identify any entities they are affiliated with that may enter into a transaction with Oracle that may require disclosure as a related person transaction. We prepare a list of related person entities, which we post internally for reference by our sales force and our purchasing groups. On a quarterly basis, we also review and update this list with Mr. Ellison’s advisors, as many of the entities on this list are direct or indirect investments of Mr. Ellison. Potential transactions are compared against this list by management to determine if they require review and approval by the Independence Committee. With respect to sales of products and services, we also compare transactions posted to our general ledger against this list to determine if any related person transactions occurred without pre-approval and the reason pre-approval was not obtained, whether inadvertent or otherwise.

For sales of products and services to be approved by the Independence Committee, we provide the Independence Committee with data indicating that the proposed discounts and terms are consistent with the discounts and terms provided to unrelated customers. For purchases, we provide the Independence Committee with data points showing that the rates or prices are comparable to the rates or prices we could have obtained from an unrelated vendor or are consistent with pricing the vendor uses with other unrelated parties.

Mr. Ellison has entered into a written price protection agreement with us that applies to any related person transaction involving a purchase of goods or services from an entity in which Mr. Ellison has a direct or indirect material interest and with which we enter into a transaction while Mr. Ellison is one of our executive officers or Chair of the Board. Under this agreement, if we present Mr. Ellison with reasonable evidence of a lower price or rate for the same goods or services offered by the related company, which would have been available to us at the time we entered into the applicable transaction, then Mr. Ellison will reimburse us for the difference. This agreement expires three years after the date on which Mr. Ellison is neither an executive officer of Oracle nor Chair of the Board. The Independence Committee may approve certain other transactions where it can conclude that such transactions are otherwise on terms that are fair to us.

The Independence Committee also reviews and monitors ongoing relationships with related persons to ensure they continue to be on terms that are fair to us. On an annual basis, the Independence Committee receives a summary of all transactions with related persons, including transactions that did not require approval. Total related person transaction revenues were approximately 0.02% of our total revenues. Total related person operating expenses were approximately 0.04% of our total operating expenses in fiscal 2025.

Sales of Products and Services to Ellison Related Persons

In the ordinary course of our business, we sell products and services to companies in which Mr. Ellison or a member of his immediate family directly or indirectly has a material interest. In fiscal 2025, the total amount of all purchases by these companies was approximately $10.8 million. Listed below are our transactions with such companies that purchased more than $120,000 in products and services from us in fiscal 2025. Unless otherwise noted, Mr. Ellison has a direct material interest in each of the below entities.

•	Autonomous Medical Devices, Inc. purchased approximately $370,715 in cloud SaaS, PaaS and IaaS products.

•	Desert Champions LLC purchased approximately $258,526 in cloud SaaS products, hardware and consulting services.

70 2025 Annual Meeting of Stockholders

•	Ellison Institute, LLC purchased approximately $2,107,266 in cloud SaaS, PaaS and IaaS products.

•	Lanai Resorts, LLC purchased approximately $616,324 in cloud SaaS products, software licenses, support and consulting services.

•	Lawrence Investments, LLC purchased approximately $153,115 in cloud SaaS products.

•	SailGP purchased approximately $649,203 in consulting services.

•	Sensei AG Holdings, Inc. purchased approximately $1,124,121 in cloud SaaS, PaaS and IaaS products, support and consulting services.

•	Skydance Animation purchased approximately $1,872,294 in cloud PaaS and IaaS products. Each of Mr. Ellison and his son, David Ellison, has a direct material interest in this entity.

•	Skydance Media purchased approximately $607,038 in cloud PaaS and IaaS products. Each of Mr. Ellison and his son, David Ellison, has a direct material interest in this entity.

Purchases of Products and Services from Ellison Related Persons

From time to time, we purchase products and services from companies in which Mr. Ellison or Mr. Ellison’s son, David Ellison, has a direct material interest. In fiscal 2025, the total amount of all purchases from these companies was approximately $10.5 million, which included the payments made to purchase products and services from F50 League LLC, Glass Aviation and Wing and a Prayer, Inc. These transactions are described in greater detail below.

➢	F50 League

In fiscal 2024, Oracle commenced a three-year sponsorship agreement with the SailGP sailing league (operated by Mr. Ellison’s company F50 League LLC) with the option to extend the term for an additional two years. Pursuant to the agreement, Oracle received a SailGP sponsorship package valued at approximately $10 million per year, including being designated Event Title Partner at one race weekend per season, branding rights, event tickets, customer experiences and other benefits. In fiscal 2025, Oracle paid F50 League approximately $7.5 million and SailGP received Oracle products and services valued at approximately $2.5 million.

➢	Glass Aviation

Mr. Ellison’s son, David Ellison, purchased Glass Aviation in 2024. Since 2016 and prior to David Ellison’s purchase of Glass Aviation, Oracle entered into various contracts with Glass Aviation, to manage all aircraft owned by Oracle including aircraft management services agreements and pilot services agreements for each aircraft. The agreements were not modified following David Ellison’s purchase of Glass Aviation. Oracle paid Glass Aviation approximately $2.5 million for aircraft management and pilot services in fiscal 2025, excluding all pass-through costs with no mark-up. In May 2024, the Independence Committee commissioned an independent third-party review and analysis of the fiscal 2025 lease rates for the aircraft and determined that the lease rates billed by Glass Aviation were at or below the market rates charged by third-party commercial charter companies for similar aircraft.

➢	Wing and a Prayer

In fiscal 2025, Oracle leased aircraft and purchased services from Wing and a Prayer, Inc., a company owned by Mr. Ellison, for business travel by our executive officers. The aggregate payment amount for Oracle’s use of the aircraft in fiscal 2025 was approximately $500,000. In May 2024, the Independence Committee commissioned an independent third-party review and analysis of the fiscal 2025 lease rates for the aircraft and determined that the lease rates billed by Wing and a Prayer were at or below the market rates charged by third-party commercial charter companies for similar aircraft.

Transactions with Ampere Computing LLC

Oracle is an equity and convertible debt investor in Ampere Computing Holdings LLC (Ampere). Renée J. James, a former Oracle director who left the Board in November 2024, is the Chairman and CEO of Ampere and Oracle has appointed one director to Ampere’s board. From time to time since 2017, we have made investments in Ampere in the form of equity and convertible debt instruments. The total carrying value of our investments in Ampere, after accounting for losses under the equity method of accounting, was $1.6 billion as of May 31, 2025.

2025 Annual Meeting of Stockholders 71

Our equity investments in Ampere represent an ownership interest of approximately 29% as of May 31, 2025. We also own convertible debt investments in Ampere which, under the terms of an agreement with Ampere and other co-investors, will mature in June 2026 and are convertible into equity securities at the holder’s option under certain circumstances. During the fiscal year ended May 31, 2025, we invested an aggregate of $341 million in convertible debt instruments issued by Ampere. In accordance with the terms of an agreement with other co-investors, we are also a counterparty to certain put (exercisable by a co-investor) and call (exercisable by Oracle) options at prices of approximately $500 million to $1.5 billion, respectively, to acquire additional equity interests in Ampere from our co-investors through January 2027.

On March 19, 2025, SoftBank Group Corp. announced that it had entered into an agreement with Ampere and its equity holders to acquire all of the equity interests of Ampere (the Ampere Acquisition). The transaction is subject to customary closing conditions, including regulatory approvals. When the Ampere Acquisition closes, we will cease to be an investor in Ampere.

In fiscal 2023, Oracle placed a $104.1 million pre-payment order for Ampere processors which can be accessed through direct purchases from Ampere. During fiscal 2025, we purchased approximately $3.7 million directly. At fiscal year end, we had approximately $97.4 million remaining available under our pre-payment order.

In fiscal 2025, Ampere purchased approximately $2.5 million in cloud SaaS, PaaS and IaaS products, licenses and support from Oracle.

Compensation of Related Persons Employed by Oracle

Steven Janicki, Vice President, Business Relationship Management, is Mr. Ellison’s half-brother. In fiscal 2025, Mr. Janicki received a base salary of $301,962. Mr. Janicki also received an equity award of 717 RSUs and $5,402 in flexible credits used toward cafeteria-style benefit plans in fiscal 2025.

Robert Screven, Senior Applications Engineer, is Mr. Screven’s son. In fiscal 2025, Robert Screven received a base salary of $143,179. Robert Screven also received an equity award of 239 RSUs and $872 in flexible credits used toward cafeteria-style benefit plans in fiscal 2025.

72 2025 Annual Meeting of Stockholders

LEGAL PROCEEDINGS

Netherlands Privacy Class Action

On August 14, 2020, The Privacy Collective (TPC), a foundation having its registered office in Amsterdam, filed a purported class action lawsuit against Oracle Nederland B.V, Oracle Corporation and Oracle America, Inc. (the Oracle Defendants), Salesforce.com, Inc. and SFDC Netherlands B.V. in the District Court of Amsterdam. TPC alleges that the Oracle Defendants’ Data Management Platform product violates certain articles of the European Union Charter of Fundamental Rights, the General Data Protection Regulation (GDPR) and the Dutch Telecommunications Act (Telecommunicatiewet). TPC claims damages under a number of categories, including: “immaterial damages” (at a fixed amount of €500 per Dutch internet user); “material damages” (in that the costs of loss of control over personal data should be equated to the market value of the personal data for parties like the Oracle Defendants); compensation for losses suffered due to an alleged data breach (at a fixed amount of €100 per Dutch internet user); and compensation for the costs of the litigation funder (10% to 25% of the compensation awarded); and the (actual) cost of the proceedings and extrajudicial costs.

We filed our defense on March 3, 2021, and on December 29, 2021, the District Court issued a judgment, holding that all of TPC’s claims were deemed inadmissible because of fundamental procedural flaws. TPC filed an appeal with the Court of Appeal in Amsterdam challenging the District Court’s judgment, except for the claims regarding the alleged data breach, which were dropped. On June 18, 2024, the Court of Appeal overturned the District Court’s decision regarding admissibility, thus permitting the case to proceed. We requested that the Court of Appeal permit an interim appeal to the Dutch Supreme Court and/or the European Court of Justice. On September 24, 2024, the Court of Appeal issued a judgment confirming that TPC’s claims are admissible and referred the matter back to the District Court of Amsterdam for a decision on the merits of TPC’s claims, including TPC’s claims for damages under article 82 of the GDPR. The Court of Appeal also granted Oracle’s request for an interim appeal to the Supreme Court, appealing the June 18 and September 24, 2024 judgments.

Oracle filed its statement of appeal with the Dutch Supreme Court on December 20, 2024, and TPC appeared in the proceedings on January 31, 2025. The filing of the Supreme Court appeal effectively suspended proceedings before the District Court pursuant to applicable procedural rules. TPC filed its statement of defense in response to our Supreme Court appeal and a counter appeal on February 27, 2025. Oracle filed its statement of defense to the counter appeal on March 28, 2025. TPC and Oracle filed their written submissions setting out their detailed arguments on July 18, 2025. The parties filed their respective further written replies and rejoinders on August 28, 2025. The matter is scheduled to be heard on September 26, 2025, when a date will be set for the issuance of the opinion of the Advocate-General to the Dutch Supreme Court. We believe that we have meritorious defenses against this action, including defenses to the quantum of damages claimed, and we will continue to vigorously defend it.

While the final outcome of this matter cannot be predicted with certainty and we cannot estimate a range of loss at this time, we do not believe that it will have a material impact on our financial position or results of operations.

2025 Annual Meeting of Stockholders 73

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At our Annual Meeting, stockholders will elect directors to hold office until the next annual meeting of stockholders and until the director’s successor is elected and qualified, or until the director’s earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each nominee has agreed to be named in this proxy statement and to serve if elected. If any nominee for any reason is unable or unwilling to serve, the proxies may be voted for such substitute nominee as the proxy holder may determine, unless the Board, in its discretion, reduces the number of directors serving on the Board.

Directors

The following directors are being nominated for election by our Board, including our CEOs and our other executive officers on our Board:

Awo Ablo	George H. Conrades	Charles W. Moorman

Jeffrey S. Berg	Lawrence J. Ellison	Naomi O. Seligman

Michael J. Boskin	Rona A. Fairhead	Michael D. Sicilia

Safra A. Catz	Jeffrey O. Henley

Bruce R. Chizen	Clayton M. Magouyrk

For details regarding Board qualifications and the specific experiences, qualifications and skills of each of our director nominees, see “Board of Directors—Nominees for Directors” beginning on page 11.

Required Vote

Directors are elected by a plurality of votes cast. Our majority voting and mandatory resignation policy for directors in our Corporate Governance Guidelines states that in an uncontested election, if any director nominee receives an equal or greater number of votes WITHHELD from his or her election as compared to votes FOR such election (a Majority Withheld Vote) and no successor has been elected at such meeting, the director must promptly tender his or her resignation following certification of the stockholder vote.

The Governance Committee will promptly consider the resignation offer and a range of possible responses based on the circumstances that led to the Majority Withheld Vote, if known, and make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Governance Committee in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant.

The Board will act on the Governance Committee’s recommendation within 90 days following certification of the stockholder vote. The Board may accept or reject a director’s resignation. Thereafter, the Board will promptly publicly disclose in a report furnished to the SEC its decision regarding the tendered resignation, including its rationale for accepting or rejecting the tendered resignation. If the Board accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board, in each case pursuant to our Bylaws. If a director’s resignation is not accepted by the Board, the director will continue to serve until the next annual meeting of stockholders and until his or her successor is duly elected, or his or her earlier resignation or removal.

Full details of our majority voting and mandatory resignation policy for directors are set forth in our Corporate Governance Guidelines, available at www.oracle.com/goto/corpgov.

The Board of Directors recommends a vote FOR the election of each of the nominated directors.

74 2025 Annual Meeting of Stockholders

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to cast a non-binding, advisory vote on the compensation of our NEOs (a “say-on-pay” vote). We currently hold our say-on-pay vote annually and we expect the next say-on-pay vote will occur in 2026. In deciding how to vote on this proposal, we urge you to consider the following factors, as well as the information contained in “Executive Compensation—Compensation Discussion and Analysis” beginning on page 38.

Fiscal 2025 Named Executive Officers (NEOs)

Lawrence J. Ellison Executive Chair and CTO*
Safra A. Catz Executive Vice Chair and Former CEO**
Jeffrey O. Henley Executive Vice Chair
Stuart Levey Executive Vice President, Chief Legal Officer
Maria Smith Executive Vice President, Chief Accounting Officer
Edward Screven Former Executive Vice President, Chief Corporate Architect

*Although Mr. Ellison is not an NEO for fiscal 2025, we have included his compensation in the presentation of the compensation tables as voluntary disclosure.

** Ms. Catz served as our CEO and PFO in fiscal year 2025.

Fiscal 2025 Executive Compensation Highlights For Our NEOs

Mr. Ellison and Ms. Catz

•

Modest base salaries

•

The bonus for each under the annual performance-based cash bonus program was reduced from $5,207,393 to $0 by the Compensation Committee notwithstanding actual achievement levels in order to preserve capital in furtherance of the company’s strategic priorities

•

No new equity awards and five of seven tranches of PSOs vested over the eight-year performance period from fiscal 2018 to 2025

Mr. Henley Mr. Levey Ms. Smith and Mr. Screven

•

No increase in the base salaries for Mr. Henley, Mr. Levey, Ms. Smith and Mr. Screven and each received an annual RSU award

•

The cash bonuses for Mr. Henley, Mr. Levey and Ms. Smith were reduced to $0 by the Compensation Committee notwithstanding actual achievement levels in order to preserve capital in furtherance of the company’s strategic priorities

•

The total compensation mix for these NEOs was heavily weighted toward equity-based awards whose values correlate with our stock price, thus aligning their total direct compensation with the interests of our stockholders

•

Mr. Screven retired from his position effective March 1, 2025 and remained employed with Oracle on a part-time basis as a technical advisor until June 6, 2025. Mr. Screven was not entitled to a bonus under the Executive Bonus Plan due to his retirement as an officer of the company

2025 Annual Meeting of Stockholders 75

Human Capital and Compensation Best Practices

Best Practices We Employ

Compensation Committee has general oversight over all matters related to human capital management, including talent acquisition and retention

High proportion of compensation for our senior executives is at risk and aligned with stockholders’ interests

Caps on maximum payout of bonuses and performance-based equity awards

Robust stock ownership guidelines

Disciplined dilution rates from equity awards

Robust compensation recovery (clawback) policy in the event of a financial restatement or significant misconduct

Independent Compensation Committee

Annual risk assessment of compensation programs

Independent compensation consultant

Anti-pledging policy applicable to all employees and directors except Mr. Ellison (whose pledging activities are carefully monitored by our Governance Committee)

Anti-hedging policy applicable to all employees and directors

Executive Bonus Plan applicable to executive officers directly responsible for Oracle’s financial performance uses pre-established financial performance metrics

Compensation-focused stockholder engagement

Practices We Avoid

No severance benefit arrangements for executives except as required by law or provided under our equity incentive plan to employees generally

No “single-trigger” change in control vesting of equity awards

No change in control acceleration of performance-based cash bonuses

No minimum guaranteed vesting for performance-based equity awards granted to our NEOs

No “golden parachute” tax reimbursements or gross-ups for our NEOs

No payout or settlement of dividends or dividend equivalents on unvested equity awards

No supplemental executive retirement plans, executive pensions or excessive retirement benefits

No repricing, cash-out or exchange of “underwater” stock options without stockholder approval

Required Vote

We are asking our stockholders to support the compensation of our NEOs and our compensation philosophy as described in this proxy statement. You may vote FOR or AGAINST the following resolution, or you may ABSTAIN. This non-binding advisory vote on NEO compensation will be approved if it receives the affirmative vote of the holders of a majority of shares of Oracle common stock present or represented and entitled to vote on this matter at the Annual Meeting.

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in Oracle’s proxy statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, which includes the Compensation Discussion and Analysis, the compensation tables and related narrative disclosures that accompany the compensation tables.”

76 2025 Annual Meeting of Stockholders

Your vote is advisory, and therefore not binding on Oracle, the Board or the Compensation Committee, and will not be interpreted as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. Nevertheless, our Board and Compensation Committee value the opinions of our stockholders and view this vote as one of the modes of communication with stockholders. As in prior years, the Board and Compensation Committee will review and consider the outcome of this vote in determining future compensation arrangements for our NEOs.

The Board of Directors unanimously recommends a vote FOR the advisory approval of the compensation of our NEOs.

2025 Annual Meeting of Stockholders 77

PROPOSAL NO. 3: RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our F&A Committee is responsible for overseeing the engagement, independence, compensation, retention and services of our independent registered public accounting firm retained to audit our consolidated financial statements. The F&A Committee has selected Ernst & Young LLP (EY) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal 2026. Representatives of EY will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions from stockholders.

EY has served as our independent registered public accounting firm since 2002. In conjunction with the mandated rotation of EY’s lead engagement partner, the F&A Committee is involved in the selection of EY’s lead engagement partner. The F&A Committee also periodically considers whether there should be a rotation of independent registered public accounting firms because the F&A Committee believes that it is important for the registered public accounting firm to maintain independence and objectivity. In deciding to engage EY, our F&A Committee reviewed, among other factors, registered public accounting firm independence issues raised by commercial relationships we have with the other major accounting firms. We have no commercial relationship with EY that would impair its independence. Consequently, at this time, the F&A Committee does not believe that a rotation of registered public accounting firms is merited and believes that the continued retention of EY to serve as our independent registered public accounting firm is in the best interests of Oracle and its stockholders.

The F&A Committee reviews audit and non-audit services performed by EY, as well as the fees charged by EY for such services. In its review of non-audit service fees, the F&A Committee considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. Additional information concerning the F&A Committee and its activities with EY can be found in the following sections of this proxy statement: “Board of Directors—Committees, Membership and Meetings” and “Report of the Finance and Audit Committee of the Board of Directors.”

Pre-approval Policy and Procedures

We have a policy that outlines procedures intended to ensure that our F&A Committee pre-approves all audit and non-audit services provided to us by EY. The current policy provides for (1) general pre-approval of audit and audit-related services which do not exceed certain aggregate dollar thresholds approved by the F&A Committee, and (2) specific pre-approval of all other permitted services and any proposed services which exceed these same dollar thresholds. Throughout the year, the F&A Committee reviews updates regarding the nature and extent of services provided by EY.

The term of any general pre-approval is twelve months from the date of pre-approval unless the F&A Committee considers a different period and states otherwise. The F&A Committee will annually review and pre-approve a dollar amount for each category of services that may be provided by EY without requiring further approval from the F&A Committee. The policy describes the audit, audit-related, tax and all other services that have this general pre-approval, and the F&A Committee may add to, or subtract from, the list of general pre-approved services from time to time.

In connection with this pre-approval policy, the F&A Committee will consider whether the categories of pre-approved services are consistent with the SEC’s rules on auditor independence. The F&A Committee will also consider whether the independent registered public accounting firm may be best positioned to provide the most effective and efficient service, for reasons such as its familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor is necessarily determinative.

The F&A Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services. It may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit related and tax services and the total amount of fees for certain permissible non-audit services classified as “all other fees.”

The F&A Committee pre-approved all audit and non-audit fees of EY during fiscal 2025.

78 2025 Annual Meeting of Stockholders

Ernst & Young Fees

The following table sets forth approximate aggregate fees billed to us by EY for fiscal 2025 and fiscal 2024:

	2025	2024

Audit Fees (1)	$30,323,147	$26,129,621
Audit Related Fees (2)	3,797,019	4,123,923
Tax Fees (3)	1,119,397	1,436,692
All Other Fees (4)	11,200	11,200
Total Fees	$35,250,763	$31,701,436

(1)

Audit fees consisted of professional services provided in connection with the audit of our financial statements and internal control over financial reporting, the review of our quarterly financial statements and registration statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit related fees consisted of services with respect to the Statement on Standards for Attestation Engagements (SSAE) No. 16, related to our and our acquired entities’ cloud services offerings.

(3)	Tax fees consisted principally of tax compliance and advisory services for Oracle and entities acquired by Oracle.

(4)	All other fees consisted principally of general training and advisory services.

Required Vote

The ratification of the selection of EY requires the affirmative vote of the holders of a majority of shares of common stock present or represented and entitled to vote on this matter at our Annual Meeting.

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of EY.

REPORT OF THE FINANCE AND AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Review of Oracle’s Audited Financial Statements for the Fiscal Year Ended May 31, 2025

The F&A Committee has reviewed and discussed with our management our audited consolidated financial statements for the fiscal year ended May 31, 2025.

The F&A Committee has discussed with Ernst & Young LLP (EY), our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the U.S. Securities and Exchange Commission (the SEC).

The F&A Committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the F&A Committee concerning independence and the F&A Committee has discussed the independence of EY with that firm.

Based on the F&A Committee’s review and discussions noted above, the F&A Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K, for the fiscal year ended May 31, 2025, for filing with the SEC.

Submitted by:	Michael J. Boskin, Chair
Jeffrey S. Berg
Bruce R. Chizen
Rona A. Fairhead

2025 Annual Meeting of Stockholders 79

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

Our Bylaws contain procedures governing how stockholders may submit proposals and/or director nominations to be considered at our annual meetings. The SEC has also adopted regulations (Exchange Act Rule 14a-8) that govern the inclusion of stockholder proposals in our annual proxy materials.

The table below summarizes the requirements for stockholders who wish to submit proposals or director nominations for our 2026 Annual Meeting of Stockholders. Stockholders should carefully review our Bylaws and Exchange Act Rules 14a-8 and 14a-19 to ensure that they have satisfied all of the requirements necessary to submit proposals or director nominations to be considered at our 2025 Annual Meeting of Stockholders. Our Bylaws are posted on our website at www.oracle.com/goto/corpgov.

	Proposals for inclusion in 2026 proxy statement	Director nominations for inclusion in 2026 proxy statement (proxy access)	Other proposals/nominations to be presented at 2026 Annual Meeting*

Type of Proposal or Nomination	SEC rules permit stockholders to submit proposals for inclusion in our proxy statement by satisfying the requirements described in Exchange Act Rule 14a-8.

A stockholder or a group of up to 20 stockholders meeting the ownership requirements described in Section 1.12 of our Bylaws may submit director nominees (constituting up to the greater of two directors or 20% of the Board) for inclusion in our proxy statement by satisfying the requirements described in Section 1.12 of our Bylaws.

Stockholders may present proposals or director nominations directly at the annual meeting (but not for inclusion in our proxy statement) by satisfying the requirements described in Section 1.11 of our Bylaws.

When Proposal or Nomination Must Be Received by Oracle

No later than the close of business on May 29, 2026. However, if we did not hold an annual meeting the previous year, or if the date of our annual meeting has changed by more than 30 days from the anniversary of the previous year’s meeting, we will announce a new deadline in our public filings with the SEC.

No earlier than April 29, 2026 and no later than the close of business on May 29, 2026. However, if our annual meeting is advanced or delayed by more than 30 days from the anniversary of the previous year’s meeting, a stockholder’s written notice will be timely if it is delivered by the later of the 120th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Oracle’s nominees must provide notice that sets forth the information required by Exchange Act Rule 14a-19 no later than September 19, 2026. However, we note that this date does not supersede any of the requirements or timing required by our Bylaws.

No earlier than May 29, 2026 and no later than the close of business on June 28, 2026. However, if our annual meeting is advanced or delayed by more than 30 days from the anniversary of the previous year’s meeting, a stockholder’s written notice will be timely if it is delivered by the later of the 90th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Oracle’s nominees must provide notice that sets forth the information required by Exchange Act Rule 14a-19 no later than September 19, 2026. However, we note that this date does not supersede any of the requirements or timing required by our Bylaws.

Where to Send Proposal or Nomination

By Mail: Corporate Secretary, Oracle Corporation, 2300 Oracle Way, Austin, Texas 78741, with a confirmation copy sent by email to the email address below

By Email: Corporate_Secretary@oracle.com, with a confirmation copy sent by mail to the address above

What Must Be Included with Proposal or Nomination	The information required by Exchange Act Rule 14a-8	The information required by our Bylaws	The information required by our Bylaws

*

If stockholders do not comply with the Bylaw notice deadlines in this column, we reserve the right not to submit the stockholder proposals or nominations to a vote at our annual meeting. If we are not notified of a stockholder proposal or nomination by June 28, 2026, then the management personnel who have been appointed as proxies may have the discretion to vote for or against such stockholder proposal or nomination, even though such proposal or nomination is not disclosed in the proxy statement.

Under our Bylaws, if the number of directors to be elected to the Board is increased and we do not make a public announcement specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s written notice of nominees for any new position will be considered timely if it is delivered to our Corporate Secretary by the 10th day following the announcement.

80 2025 Annual Meeting of Stockholders

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Who is soliciting my vote?

A:	The Board of Directors of Oracle is soliciting your vote at the 2025 Annual Meeting of Stockholders (Annual Meeting).

Q:	What is the purpose of the Annual Meeting?

A:	You will be voting on the following items of business:

•	the election of directors (Proposal 1);

•	an advisory vote to approve the compensation of our NEOs (Proposal 2); and

•	the ratification of the selection of EY as our independent registered public accounting firm for fiscal 2026 (Proposal 3).

If any other business properly comes before the meeting, you will be voting on those items as well.

Q:	What are the Board of Directors’ recommendations?

A:	The Board recommends that you vote your shares as follows:

•	for the election of each of the director nominees (Proposal 1);

•	for the approval, on an advisory basis, of the compensation of our NEOs (Proposal 2);

•	for the ratification of the selection of EY as our independent registered public accounting firm for fiscal 2026 (Proposal 3); and

•	for or against other matters that come before the Annual Meeting, if any, as the proxy holders deem advisable.

Q:	Who is entitled to vote at the Annual Meeting?

A:

The Board set September 19, 2025 as the record date for the Annual Meeting. All stockholders who owned Oracle common stock at the close of business on September 19, 2025 may vote at the Annual Meeting.

Q:	Who can attend the Annual Meeting?

A:

All stockholders as of the record date may attend the virtual 2025 Annual Meeting. We will also make the Annual Meeting viewable to any guests interested in Oracle’s business. Guests will not be able to vote shares or ask questions during the meeting.

Q:	Can stockholders ask questions during the Annual Meeting?

A:

Yes. We will answer stockholder questions submitted in advance of, and questions submitted live during, the Annual Meeting. Each stockholder may submit one question either in advance of or during the meeting. Stockholders wishing to submit a question in advance of the meeting may do so at www.proxyvote.com after logging in with the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, on their proxy card (if they requested printed materials), or on the instructions that accompanied their proxy materials. Alternatively, each stockholder may submit their question during the Annual Meeting through www.virtualshareholdermeeting.com/ORCL2025. Please identify yourself when submitting a question. We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct, which will be available during the Annual Meeting at www.virtualshareholdermeeting.com/ORCL2025. We reserve the right to edit any inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Oracle’s business. If we receive substantially similar questions, we

2025 Annual Meeting of Stockholders 81

may group such questions together and provide a single response to avoid repetition in the interest of time and fairness to all stockholders. The question and answer session will be accessible following the meeting as part of the recording of the meeting that will be available at www.virtualshareholdermeeting.com/ORCL2025 and on our website at www.oracle.com/investor following the Annual Meeting through November 25, 2025.

Q:	What do I need to attend the Annual Meeting and when should I access the Annual Meeting?

A:

This year’s Annual Meeting will be held in a virtual format only. The accompanying proxy materials and the meeting’s website (www.virtualshareholdermeeting.com/ORCL2025) include instructions on how to participate in the meeting and how you may vote your shares of Oracle stock. Stockholders may vote and submit questions while connected to the Annual Meeting on the Internet. To be admitted to the Annual Meeting, you must enter the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card (if you requested or received printed materials) or on the voting instruction forms that accompanied your proxy materials.

We encourage you to access the Annual Meeting before it begins. You may access the meeting site 15 minutes before the meeting on November 18, 2025. If you have difficulty accessing the meeting, please call the technical support number that will be posted on the meeting log-in page. We will have technicians available to assist you beginning 30 minutes prior to the meeting at 8:30 a.m., Central Time, on November 18, 2025.

Q:	Will the Annual Meeting be recorded and available on the Internet?

A:	Yes, a recording of the meeting will be available at www.virtualshareholdermeeting.com/ORCL2025 and on our website at www.oracle.com/investor following the Annual Meeting through November 25, 2025.

Q:	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

A:

We are permitted to furnish proxy materials, including this proxy statement and our Annual Report on Form 10-K for fiscal 2025, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, explains how you may access and review all of the proxy materials on the Internet. The Notice also describes how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. Any request to receive proxy materials by mail or email will remain in effect until you revoke it.

Q:	Can I vote my shares by filling out and returning the Notice?

A:

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet and how to request paper copies of the proxy materials.

Q:	Why didn’t I receive a notice in the mail regarding the Internet availability of proxy materials?

A:

Stockholders who previously elected to access proxy materials over the Internet will not receive the Notice in the mail. You should have received an email with links to the proxy materials and online proxy voting. Additionally, if you previously requested paper copies of the proxy materials or if applicable regulations require delivery of the proxy materials, you will not receive the Notice.

If you received a paper copy of the proxy materials or the Notice by mail, you can eliminate all such paper mailings in the future by electing to receive an email that will provide Internet links to these documents. Opting to receive all future proxy materials online will save us the cost of printing and mailing documents to your home or business and help us conserve natural resources. To request electronic delivery, please go to www.oracle.com/investor or the website provided on your proxy card or voting instruction card.

82 2025 Annual Meeting of Stockholders

Q:	How many votes do I have?

A:

You will have one vote for each share of Oracle common stock you owned at the close of business on the record date, provided those shares were either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and beneficial owner?

A:

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote electronically at the Annual Meeting. If you have requested printed proxy materials, we have enclosed a proxy card for you to use.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice or these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. If you requested printed proxy materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Q:	How many votes can be cast by all stockholders?

A:	Each share of Oracle common stock is entitled to one vote. There is no cumulative voting. We had 2,850,792,605 of common stock outstanding and entitled to vote on the record date, September 19, 2025.

Q:	How many votes must be present to hold the Annual Meeting?

A:

A majority of the shares entitled to vote as of the record date must be present on the virtual meeting platform or by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Shares are counted as present at the Annual Meeting if you properly cast your vote electronically or telephonically, or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	What are the voting requirements and effect of abstentions, withheld votes and broker non-votes for each proposal?

A:

The following table summarizes the votes required for passage of each proposal and the effect of withheld votes or abstentions and broker non-votes for each proposal. See “—What if I don’t give specific voting instructions?” below for more information regarding broker non-votes.

2025 Annual Meeting of Stockholders 83

Proposal		Voting Options and Board Recommendation	Voting Requirements	Effect of Withheld Votes or Abstentions	Effect of Broker Non-Votes

1	Election of each of the directors	✓ FOR WITHHOLD	Directors are elected by a plurality of the votes cast. This means that the 13 individuals nominated for election to the Board who receive the most FOR votes will be elected.

Only votes FOR are counted in determining whether a plurality has been cast in favor of a director nominee. If you WITHHOLD authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. For a WITHHOLD vote, your shares will be counted for purposes of determining whether there is a quorum and will have a similar effect as a vote against that director nominee under our majority voting and mandatory resignation policy for directors (as discussed below).

If you hold your shares in street name and do not provide the organization that holds your shares with voting instructions, your shares will be considered broker non-votes with regard to the proposal. Broker non-votes will be counted as present for purposes of establishing a quorum but will not affect the outcome of the vote.

2	Approval, on an advisory basis, of the compensation of our NEOs	✓ FOR AGAINST ABSTAIN	Affirmative vote of the holders of a majority of shares of common stock present or represented and entitled to vote on this matter at our Annual Meeting.

If your shares are represented at the Annual Meeting but you ABSTAIN, your shares will be counted as present and entitled to vote on a particular matter for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the proposal.

If you hold your shares in street name and do not provide the organization that holds your shares with voting instructions, your shares will be considered broker non-votes with regard to the proposal. Broker non-votes will be counted as present for purposes of establishing a quorum but will not affect the outcome of the vote.

3	Ratification of the selection of EY as our independent registered public accounting firm for fiscal 2026	✓ FOR AGAINST ABSTAIN	Affirmative vote of the holders of a majority of shares of common stock present or represented and entitled to vote on this matter at our Annual Meeting.

If your shares are represented at the Annual Meeting but you ABSTAIN, your shares will be counted as present and entitled to vote on a particular matter for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the proposal.

If you hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other nominee may exercise discretion and vote on this matter.

84 2025 Annual Meeting of Stockholders

Q:	What is Oracle’s majority voting and mandatory resignation policy for directors?

A:

While directors are elected by a plurality of votes cast, our Corporate Governance Guidelines include a majority voting and mandatory resignation policy for directors. This policy states that in an uncontested election, any director nominee who receives an equal or greater number of votes WITHHELD from his or her election as compared to votes FOR such election and if no successor has been elected at such meeting, the director must tender his or her resignation following certification of the stockholder vote. The Governance Committee is required to make recommendations to the Board with respect to any such tendered resignation. The Board will act on the tendered resignation within 90 days from the certification of the vote and will publicly disclose its decision, including its rationale.

Full details of our majority voting and mandatory resignation policy are set forth in our Corporate Governance Guidelines available on our website at www.oracle.com/goto/corpgov.

Q:	What does an advisory vote mean?

A:

Your votes on Proposal 2 (vote on NEO compensation) and Proposal 3 (selection of EY as our independent registered public accounting firm) are advisory, which means the result of the votes are non-binding on Oracle, the Board and the committees of the Board. Although the votes are non-binding, the Board and its committees value the opinions of our stockholders and will review and consider the voting results when making future decisions regarding these matters.

Q:	What if I don’t give specific voting instructions?

A:

Stockholders of Record. If you are a stockholder of record and you indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board, or you return a signed proxy card but do not indicate how you wish to vote, then your shares will be voted:

•	in accordance with the recommendations of the Board on all matters presented in this proxy statement; and

•	as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.

If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions on such matter.

Beneficial Owners. If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. In very limited circumstances, brokers have the discretion to vote on matters deemed to be routine. Under applicable law, brokers generally do not have discretion to vote on most matters. For example, if you do not provide voting instructions to your broker, the broker could vote your shares for the ratification of the selection of EY as our independent registered public accounting firm (Proposal 3) because that is deemed to be a routine matter, but the broker could not vote your shares for any of the other proposals on the agenda for the Annual Meeting. We encourage you to provide instructions to your broker regarding the voting of your shares.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will help with obtaining a quorum, but the broker non-vote will not otherwise count toward the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

Q:	Can I change my vote after I voted?

A:

Yes. Even if you voted by telephone or on the Internet or if you requested paper proxy materials and signed the proxy card or voting instruction card in the form accompanying this proxy statement, you retain the power to

2025 Annual Meeting of Stockholders 85

revoke your proxy or change your vote at any time before it is voted at the Annual Meeting. You can revoke your proxy or change your vote at any time before it is exercised at the Annual Meeting by giving written notice to the Corporate Secretary of Oracle specifying such revocation. You may change your vote by a later-dated vote by telephone or on the Internet or timely delivery of a valid, later-dated proxy or by voting at the Annual Meeting.

Q:	What does it mean if I receive more than one Notice, proxy or voting instruction card?

A:

It generally means that some of your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy cards and voting instruction cards you receive.

Q:	Who pays for the proxy solicitation and how will Oracle solicit votes?

A:

We will bear the expense of printing, mailing and distributing these proxy materials and soliciting votes. In addition to the solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, electronic communications or otherwise. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy materials to beneficial owners of the shares. We will reimburse such brokers and nominees for their expenses incurred in forwarding solicitation materials to such beneficial owners. We have also retained Innisfree M&A Incorporated to solicit proxies and to separately prepare a stockholder vote analysis of certain proposals for an aggregate fee of approximately $25,000, plus any applicable customary costs and expenses.

Q:	Who will count the votes?

A:

Broadridge Financial Services has been appointed as the inspector of elections for the Annual Meeting. A representative of Broadridge Financial Services will tabulate votes cast by proxy or electronically before and during the meeting.

Q:	How do I find out the voting results?

A:

Preliminary voting results may be announced at the Annual Meeting, and final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. After the Form 8-K is filed, you may obtain a copy by visiting www.oracle.com/investor, calling our Investor Relations Department at 1-650-506-4073, writing to Investor Relations Department, Oracle Corporation, 500 Oracle Parkway, Redwood City, California 94065 or sending an email to investor_us@oracle.com.

Q:	What if I have questions about lost stock certificates or I need to change my mailing address?

A:

Stockholders may contact our transfer agent, Equiniti Trust Company, LLC, by calling 1-888-430-9892 or by emailing helpast@equiniti.com. Also see our transfer agent’s website at www.equiniti.com to get more information about these matters.

Q:	What if I need to change my email address?

A:

Opting to receive all future proxy materials online will save us the cost of printing and mailing documents to your home or business and help us conserve natural resources. If you need to change the email address that we use to mail proxy materials to you or if you wish to sign up to receive future mailings via email, please go to the website provided on your proxy card or voting instruction card to request to receive materials solely by electronic delivery in the future and supply the appropriate email address.

Q:	Who should I contact if I have questions?

A:

Stockholders with questions or who need assistance in voting their shares may call our proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836. Banks and brokers may call collect at 1-212-750-5833.

86 2025 Annual Meeting of Stockholders

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Report of the Finance and Audit Committee of the Board of Directors” and the “Report of the Compensation Committee of the Board of Directors” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and are not deemed to be “Soliciting Material.” In addition, this proxy statement includes several website addresses or references to additional company reports found on those websites. These website addresses are intended to provide inactive, textual references only. The information on these websites, including the information contained in those reports, is not part of this proxy statement and is not incorporated by reference.

OTHER BUSINESS

The Board does not presently intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice included in this proxy statement. As to any business that may properly come before the meeting, however, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of the persons voting such proxies.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding.” If stockholders have the same address and last name, do not participate in electronic delivery of proxy materials and have requested householding in the past, they will receive only one copy of our printed annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees and conserves natural resources. Each stockholder who participates in householding will continue to have access to and use separate voting instructions.

If any stockholders in your household wish to receive a separate annual report and proxy statement, they may call our Investor Relations Department at 650-506-4073 or write to Investor Relations Department, Oracle Corporation, 500 Oracle Parkway, Redwood City, California 94065, and we will promptly deliver a separate copy of the proxy materials. They may also send an email to our Investor Relations Department at investor_us@oracle.com. See also www.oracle.com/investor. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by contacting Investor Relations.

By Order of the Board of Directors,

Brian S. Higgins

Senior Vice President and Corporate Secretary

All stockholders are urged to vote electronically via the Internet or by telephone or, if you requested paper copies of the proxy materials, complete, sign, date and return the proxy card or voting instruction card in the enclosed postage-paid envelope. Thank you for your prompt attention to this matter.

2025 Annual Meeting of Stockholders 87

Cautionary Note on Forward-Looking Statements

Statements in this proxy statement relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, such as statements regarding our intentions related to future grants of equity to certain of our NEOs, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” All information in this proxy statement is current as of September 26, 2025. Oracle undertakes no duty to update any statement in light of new information or future events.

88 2025 Annual Meeting of Stockholders

Oracle Corporation

2025 Annual Meeting of Stockholders

November 18, 2025

9:00 a.m. Central Time

ORACLE CORPORATION ATTN: LUIS MONTANO 2300 ORACLE WAY AUSTIN, TX 78741

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 17, 2025 for shares held directly and by 11:59 p.m. Eastern Time on November 13, 2025 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ORCL2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 17, 2025 for shares held directly and by 11:59 p.m. Eastern Time on November 13, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	V79672-P37221	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ORACLE CORPORATION The Board of Directors recommends you vote FOR the following:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors				☐	☐	☐
	Nominees:
	01)	Awo Ablo	08)	Rona A. Fairhead
	02)	Jeffrey S. Berg	09)	Jeffrey O. Henley
	03)	Michael J. Boskin	10)	Clayton M. Magouyrk
	04)	Safra A. Catz	11)	Charles W. Moorman
	05)	Bruce R. Chizen	12)	Naomi O. Seligman
	06)	George H. Conrades	13)	Michael D. Sicilia
	07)	Lawrence J. Ellison
The Board of Directors recommends you vote FOR the following proposals:									For	Against	Abstain
2.	Advisory Vote to Approve the Compensation of our Named Executive Officers								☐	☐	☐
3.	Ratification of the Selection of our Independent Registered Public Accounting Firm								☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V79673-P37221

ORACLE CORPORATION

Annual Meeting of Stockholders

November 18, 2025 9:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Lawrence J. Ellison, Jeffrey O. Henley and Brian S. Higgins, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ORACLE CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, CST on November 18, 2025, at www.virtualshareholdermeeting.com/ORCL2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side